SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                          SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A)
                   OF THE SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO. ___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]   Preliminary Proxy Statement          [_]   CONFIDENTIAL, FOR USE OF
                                                 THE COMMISSION ONLY (AS
                                                 PERMITTED BY RULE 14A-6
                                                 (E)(2))
[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                          BELL NATIONAL CORPORATION
              ------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


             The Board of Directors of Bell National Corporation
     (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (check the appropriate box):

[X]   No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

      2.    Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4.    Proposed maximum aggregate value of transaction:

      5.    Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.    Amount Previously Paid:

      2.    Form, Schedule or Registration Statement No.:

      3.    Filing Party:

      4.    Date Filed:

                          BELL NATIONAL CORPORATION
                          900 North Franklin Street
                                  Suite 210
                           Chicago, Illinois 60610
                                312-640-8810

                       ------------------------------

                          NOTICE OF ANNUAL MEETING


To the Shareholders of
Bell National Corporation:

      You are cordially invited to attend the annual meeting (the "Annual Meeting") of the holders of Common Stock, no par value, of Bell National Corporation, a California corporation (the "Company"), to be held on May 25, 1999 at 10:00 a.m., local time, at 900 North Franklin Street, Suite 210, Chicago, Illinois for the following purposes:

1. To elect five (5) directors of the Company, each to hold office until the next annual meeting of the Company's shareholders or otherwise as provided in the Bylaws of the Company.

2. To ratify the transactions contemplated by the Stock and Membership Interest Exchange Agreement and the Claims Settlement Agreement, both dated December 4, 1998, entered into by the Company and other parties, as described in the attached Proxy Statement.

3.    To approve the merger of the Company into Ampersand Medical
Corporation ("Ampersand"), a wholly owned subsidiary of the Company organized under the laws of the State of Delaware, in order to effect the change of the Company's state of incorporation from California to Delaware (the "Reincorporation"), pursuant to an Agreement and Plan of Merger in the form attached as Appendix C to the accompanying Proxy Statement (the "Reincorporation Merger Agreement").

4. In connection with the Reincorporation, to approve and adopt a provision of the Certificate of Incorporation of Ampersand, as amended, in the form attached as Appendix D to the attached Proxy Statement (the "Ampersand Certificate"), authorizing 50,000,000 shares of Ampersand Common Stock, $.001 par value per share.

5. In connection with the Reincorporation, to approve and adopt a provision of the Ampersand Certificate authorizing 5,000,000 shares of Ampersand Preferred Stock, $.001 par value per share, issuable by the Board of Directors of Ampersand from time to time in one or more series having such designation, relative rights, preferences, qualifications and limitations as the Board of Directors of Ampersand may determine.

6. To approve an equity incentive plan for officers, directors, key employees, and consultants of Ampersand in the form attached as Appendix F to the attached Proxy Statement.

7. To approve an employee stock purchase plan for employees of Ampersand in the form attached as Appendix G to the attached Proxy Statement.

8. To ratify the appointment of Ernst & Young LLP as independent auditors for the Company for the year ending December 31, 1999.

9. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

      A Proxy Statement and proxy card accompany this Notice of Annual
Meeting.

      The Board of Directors of the Company has fixed the close of business on May 6, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. All such shareholders are cordially invited to attend the Annual Meeting in person. However, TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. A pre-addressed, postage-paid envelope is enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she has returned a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.


                                    Sincerely,


                                    /s/ Peter P. Gombrich
                                    ------------------------------
                                    Peter P. Gombrich
                                    Chairman of the Board and
                                    Chief Executive Officer



Chicago, Illinois
__________, 1999


      The Company's 1998 Annual Report on Form 10-K is being mailed to shareholders concurrently with this Notice and attached Proxy Statement.

                          BELL NATIONAL CORPORATION

                               PROXY STATEMENT


      This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board") of Bell National Corporation (the "Company), for use at the annual meeting of shareholders of the Company (the "Annual Meeting") scheduled to be held on May 25, 1999, at 10:00 a.m., local time, at 900 North Franklin Street, Suite 210, Chicago, Illinois. The Company intends to mail this Proxy Statement and the accompanying proxy card to all shareholders entitled to vote at the Annual Meeting on or about May 10, 1999.

      At the Annual Meeting, holders of the Company's Common Stock, no par value (the "Common Stock") will be asked to consider and vote upon the following proposals (the "Proposals"):

      1. To elect five (5) directors of the Company, each to hold office until the next annual meeting of the Company's shareholders or otherwise as provided in the Bylaws of the Company.

      2. To ratify the transactions contemplated by the Stock and Membership Interest Exchange Agreement and the Claims Settlement Agreement, both dated December 4, 1998, entered into by the Company and other parties, as described in the Proxy Statement.

      3. To approve the merger of the Company into Ampersand Medical Corporation ("Ampersand"), a wholly owned subsidiary of the Company organized under the laws of the State of Delaware, in order to effect the change of the Company's state of incorporation from California to Delaware (the "Reincorporation"), pursuant to an Agreement and Plan of Merger in the form attached as Appendix C to this Proxy Statement (the "Reincorporation Merger Agreement").

      4. In connection with the Reincorporation, to approve and adopt a provision of the Certificate of Incorporation of Ampersand, as amended, in the form attached as Appendix D to this Proxy Statement (the "Ampersand Certificate"), authorizing 50,000,000 shares of Ampersand Common Stock, $.001 par value per share.

      5. In connection with the Reincorporation, to approve and adopt a provision of the Ampersand Certificate authorizing 5,000,000 shares of Ampersand Preferred Stock, $.001 par value per share, issuable by the Board of Directors of Ampersand from time to time in one or more series having such designation, relative rights, preferences, qualifications and limitations as the Board of Directors of Ampersand may determine.

      6. To approve an equity incentive plan for officers, directors, key employees, and consultants of Ampersand in the form attached as Appendix F to this Proxy Statement.

      7. To approve an employee stock purchase plan for the employees of Ampersand in the form attached as Appendix G to this Proxy Statement.

      8. To ratify the appointment of Ernst & Young LLP as independent auditors for the Company for the year ending December 31, 1999.

      9. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

RECORD DATE

      The Board has fixed the close of business on May 6, 1999 as the record date (the "Record Date") for the determination of holders of Common Stock entitled to notice of and to vote at the Annual Meeting. As of April 26, 1999, there were 11,982,142 shares of Common Stock issued and outstanding, held of record by 1,081 persons.

VOTING

      Except for the election of directors, each share of Common Stock is entitled to one vote. Approval of each of Proposals No. 2, 6 and 7 requires the affirmative vote of a majority of the shares represented at the Annual Meeting and voting, provided that such shares voting affirmatively also constitute a majority of the number of shares required for a quorum. Approval of each of Proposals No. 3 through 5 requires the affirmative vote of a majority of the outstanding shares entitled to vote at the Annual Meeting. With regard to the election of directors, shareholders may cumulate votes if the candidates' names have been placed in nomination before commencement of the voting and a shareholder has given notice at the meeting, before the voting has begun, of the shareholder's intention to cumulate votes. If any shareholder has given such a notice, then all shareholders entitled to vote may cumulate their votes for candidates in nomination, and may give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that shareholder's shares are normally entitled, or distribute the shareholder's votes on the same principle among any or all of the candidates, as the shareholder thinks fit. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

      The Board is soliciting discretionary authority to cumulate the votes represented by the proxies in order to assure election of the Board's nominees in the event nominations are made in opposition to the Board's nominees. In such event, the Board intends that the persons named on the enclosed proxy card will cumulate the votes represented by proxies for individual nominees in accordance with their best judgment in order to assure the election of the Board's nominees.

      The presence, whether in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock as of the Record Date is necessary to constitute a quorum at the Annual Meeting. Abstentions from voting and broker non-votes on a particular Proposal will be counted for purposes of determining the presence of a quorum but will not be counted as affirmative or negative votes on the Proposals. Abstentions and broker non-votes will not have any effect on the election of directors, but will have the effect of voting against the other Proposals.

REVOCABILITY OF PROXIES

      When a shareholder has signed and returned a proxy in the form of the accompanying proxy card, that proxy may be revoked by: (i) a writing delivered to the Company stating that the proxy is revoked; (ii) by attendance at the Annual Meeting and voting in person by the shareholder who executed the proxy; (iii) a subsequent proxy executed by the same shareholder and presented at the Annual Meeting; or (iv) written notice to the Company of the death or incapacity of that shareholder.

SOLICITATION

      The Company will bear the entire cost of the solicitation of proxies from its shareholders, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to these persons for such services.

      Continental Stock Transfer and Trust Co., transfer agent and registrar for the Common Stock, will be paid its customary fee, estimated to be $1,500.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      FIVE-PERCENT (5%) BENEFICIAL OWNERS. The following table sets forth the beneficial ownership of Common Stock as of March 31, 1999 by persons who beneficially owned more than five percent (5%) of the Common Stock.
The number of shares of Common Stock shown for each listed person is based on information contained in Statements on Schedule 13D filed with the Securities and Exchange Commission (the "SEC") on behalf of the listed persons. The percentage of shares of the Common Stock shown for each listed person is based upon approximately 12,000,000 shares of Common Stock outstanding as of March 31, 1999.

                                         Number of Shares
Name and Address of                     Beneficially Owned   Percentage of
Beneficial Owner                              (1)(2)         Common Stock
-------------------                     ------------------   -------------

General Holdings, Inc.                       648,485              5.4
and C.G.A. Avakian Co.
Post Office Box 2050
Fair Oaks, California 95628

Alexander M. Milley (3)                    2,546,041             21.2
3600 Rio Vista Boulevard, Suite A
Orlando, Florida 32805

Winchester National, Inc.                    148,655              1.2
3600 Rio Vista Boulevard, Suite A
Orlando, Florida 32805

Milley Management Incorporated (4)         1,760,900             14.7
3600 Rio Vista Boulevard, Suite A
Orlando, Florida 32805

Cadmus Corporation                         1,257,567             10.5
3600 Rio Vista Boulevard, Suite A
Orlando, Florida 32805

Robert C. Shaw                               500,417              4.2
1800 Industrial Drive
Libertyville, Illinois 60048

Peter P. Gombrich (5)                      2,405,547             20.0
900 North Franklin Street, Suite 210
Chicago, Illinois 60610

Theodore L. Koenig (6)                     1,235,484             10.3
55 East Monroe Street, Suite 4100
Chicago, Illinois 60603

                                         Number of Shares
Name and Address of                     Beneficially Owned   Percentage of
Beneficial Owner                              (1)(2)         Common Stock
-------------------                     ------------------   -------------

Monroe Investments, Inc.                     172,552              1.4
55 East Monroe Street, Suite 4100
Chicago, Illinois 60603

William J. Ritger                             15,440              0.1
623 Ocean Avenue
Sea Girt, New Jersey 08750

Fred H. Pearson                              107,220              0.9
10 South LaSalle Street
Chicago, Illinois 60603

Walter Herbst                                343,103              2.9
355 North Canal Street
Chicago, Illinois 60610

AccuMed International, Inc.                   85,776              0.7
900 North Franklin Street, Suite 401
Chicago, Illinois 60610

Northlea Partners Ltd.                       107,220              0.9
2365 NW 41st Street
Boca Raton, Florida 33431

1. Unless otherwise noted, each of the shareholders owns the indicated shares directly and has sole voting and investment power with respect to such shares. The indicated shares may include shares the named shareholder holds as trustee.

2. Each of the shareholders other than General Holdings, Inc. and CGA Avakian Co. may be deemed members of a "group" for purposes of Rule 13d-5 under the Securities Exchange Act of 1934 pursuant to a Stockholders Agreement dated December 4, 1998 described below under "RATIFICATION OF THE TRANSACTIONS CONTEMPLATED BY THE EXCHANGE AGREEMENT AND CLAIMS AGREEMENT." The aggregate number of shares of Common Stock beneficially owned by all members of such group is 7,346,248, or 61.2% of the outstanding shares of Common Stock. Each such person disclaims beneficial ownership of all shares not shown as beneficially owned by such person in this table.

3. Consists of: (i) 626,486 shares owned by Mr. Milley; (ii) 148,655 shares owned by Winchester National Corporation ("WNI"), of which Mr. Milley is a director; (iii) 503,333 shares owned by Milley Management Incorporated ("MMI"), of which Mr. Milley is the sole director and executive officer; (iv) 1,257,567 shares owned by Cadmus Corporation ("Cadmus"), of which Mr. Milley is a director and executive officer; and
(v) 10,000 shares owned by ELXSI Corporation, of which Mr. Milley is a director and executive officer.

4. Consists of 503,333 shares owned by MMI and 1,257,567 shares owned by Cadmus, of which MMI is a principal shareholder. MMI has shared voting and investment power with respect to the 1,257,567 shares owned by Cadmus.

5. Consists of 2,266,590 shares owned by Mr. Gombrich individually and 138,957 shares held by him as Trustee of the InPath, LLC Voting Trust. Mr. Gombrich has sole voting power but no investment power with respect to the 138,957 shares held by him as Trustee of the InPath, LLC Voting Trust.

6. Consists of: (i) 275,683 shares held by Mr. Koenig as Trustee of The EAG Trust; (ii) 275,683 shares held by him as Trustee of The CMC Trust;
(iii) 275,683 shares held by him as Trustee of The MDG Trust; (iv) 235,883 shares held by him as Trustee of The MSD Trust; and (v) 172,552 shares owned by Monroe, which Mr. Koenig controls. Mr. Koenig disclaims beneficial ownership of all such shares except those owned by Monroe and those he holds as Trustee of The MSD Trust.


      DIRECTORS, NOMINEES FOR DIRECTOR, AND EXECUTIVE OFFICERS. The following table sets forth the beneficial ownership of Common Stock as of March 31, 1999 by: (i) directors of the Company and nominees for director of the Company, (ii) executive officers of the Company, and (iii) directors and executive officers of the Company as a group.


                                      Number of Shares
                                        Beneficially         Percentage of
Name                                      Owned (1)          Common Stock
----                                   ---------------       -------------

Peter P. Gombrich (2)                     2,405,547              20.0

Denis M. O'Donnell, M.D.                      0                    0

Alexander M. Milley (3)                   2,546,041              21.2

Thomas R. Druggish                            0                    0

Robert C. Shaw                             500,417                4.2

John H. Abeles, M.D. (4)                   107,220                0.9

Leonard R. Prange                             0                    0

Richard A. Domanik, Ph.D.                     0                    0

All directors and executive officers
as a group (7 persons)                    5,452,005              45.4

1. Unless otherwise noted, each of the shareholders owns the indicated shares directly and has sole voting and investment power with respect to such shares. The indicated shares may include shares the named shareholder holds as trustee.

2. Consists of 2,266,590 shares owned by Mr. Gombrich individually and 138,957 shares held by him as Trustee of the InPath, LLC Voting Trust. Mr. Gombrich has sole voting power but no investment power with respect to the 138,957 shares held by him as Trustee of the InPath, LLC Voting Trust.

3. Consists of: (i) 626,486 shares owned by Mr. Milley; (ii) 148,655 shares owned by WNI, of which Mr. Milley is a director; (iii) 503,333 shares owned by MMI, of which Mr. Milley is the sole director and executive officer; (iv) 1,257,567 shares owned by Cadmus, of which Mr. Milley is a director and executive officer; and (v) 10,000 shares owned by ELXSI Corporation, of which Mr. Milley is a director and executive officer.

4. Consists of 107,220 shares owned by Northlea, of which Dr. Abeles is the general partner. Dr. Abeles disclaims beneficial ownership of all of such shares except 1,072, which number are attributable to his 1% interest in Northlea as general partner.

SHAREHOLDER PROPOSALS

      A shareholder intending to present a proposal for inclusion in the Company's Proxy Statement and proxy card for the Company's next annual meeting of shareholders must deliver such proposal in writing to the Company's principal executive offices no later than [date 120 days prior to the date of this Proxy Statement, plus one year].

      If a shareholder desires to bring business before that meeting which is not the subject of a proposal timely submitted for inclusion in the Company's Proxy Statement and proxy card as provided above, the shareholder must provide notice of such business to the Company a reasonable time before the Company mails its proxy materials for that meeting.


                               PROPOSAL NO. 1

                            ELECTION OF DIRECTORS

      The Board presently has five (5) members. At the Annual Meeting, shareholders will be asked to elect five (5) directors to serve until the next annual meeting of the Company's shareholders or until his or her respective successor is elected and qualified in accordance with the Bylaws of the Company.

      The five (5) persons who are properly nominated and who receive the highest number of votes at the Annual Meeting will be elected as directors.

Shares represented by signed proxies will be voted for the election of each of the nominees named below (the "Nominees"), unless authority to vote for such Nominees is specifically withheld. The Company has no reason to believe that any Nominee will be unavailable for election, but if a Nominee is unavailable for election, such shares will be voted for the election of a substitute nominee proposed by the Board.

      The Nominees have been named in accordance with the terms of the Stock and Membership Interest Exchange Agreement (the "Exchange Agreement") and the Stockholders Agreement, which are described below under "RATIFICATION OF THE TRANSACTIONS CONTEMPLATED BY THE EXCHANGE AGREEMENT AND THE CLAIMS AGREEMENT." The Exchange Agreement is attached to this Proxy Statement as Appendix A.

      The names and ages of the Nominees, their principal occupations, and other information is set forth below, based upon information furnished to the Company by the Nominees.

                                  Principal Occupation/Position
Name                       Age    Held with the Company
----                      ----    -----------------------------

Peter P. Gombrich           61    Chairman of the Board, Chief Executive
                                  Officer

John H. Abeles, M.D.        54    President of MedVest, Inc.

Denis M. O'Donnell, M.D.    45    Managing Director of Seaside Advisors,
                                  L.L.C.;   Director of the Company

Alexander M. Milley         45    Chairman of the Board, President and
                                  Chief Executive Officer of
                                  ELXSI Corporation; Director of
                                  the Company

Robert C. Shaw              45    President of Contempo Design;
                                  Director of the Company

NOMINEES

      PETER P. GOMBRICH. Mr. Gombrich has been Chairman of the Board, Chief Executive Officer and Secretary of the Company since December 1998. Since March 1998, he has also served as the Chairman of the Board and Chief Executive Officer of InPath, LLC, a molecular-biology medical device company which became a subsidiary of the Company pursuant to the Exchange Agreement (see "RATIFICATION OF THE TRANSACTIONS CONTEMPLATED BY THE EXCHANGE AGREEMENT AND THE CLAIMS AGREEMENT"). In February 1994 Mr. Gombrich founded AccuMed, Inc., a cytopathology products company, and served as its Chairman of the Board, President and Chief Executive Officer until its merger into Alamar Biosciences, Inc., a microbiology products company, in December 1995. Mr. Gombrich was Acting Chief Executive Officer and a director of Alamar Biosciences, Inc. from April 1995 until its merger with AccuMed, Inc., at which time he became Chairman of the Board, President and Chief Executive Officer of the surviving company, which was renamed to AccuMed International, Inc. ("AccuMed"), and remained in those positions until January 1998. Since March 1998, Mr. Gombrich has been a director of Sunquest Information Systems, Inc., a healthcare systems company. Mr. Gombrich was a consultant in the cytology and microbiology industries from August 1990 until forming AccuMed, Inc., serving companies including Accuron Corporation, a designer of automated Pap smear screening systems. From July 1985 until September 1989, Mr. Gombrich was the President and Chief Executive Officer, and from July 1985 until November 1990 was Chairman of the Board, of CliniCom Incorporated, a bedside clinical information systems company which he founded. From 1982 until 1985, Mr. Gombrich was Executive Vice President of the ventures group of ADC Telecommunications. From January 1980 until February 1982, Mr. Gombrich was President of the pacemaker division of St. Jude Medical, Inc., a life support medical device company he co-founded in 1976 and of which he served as Executive Vice President from July 1976 to January 1980. Mr. Gombrich has more than 28 years of experience in the healthcare industry. Mr. Gombrich has a B.S. in Electrical Engineering from the University of Colorado and an M.B.A. from the University of Denver.

      JOHN H. ABELES, M.D. Dr. Abeles is President of MedVest, Inc., a venture capital and medical consulting firm he founded in 1980. Dr. Abeles has been a director of AccuMed or its predecessor Alamar Biosciences, Inc. since October 1988. Dr. Abeles is a member of the boards of directors of I-Flow Corporation, Oryx Technology Corp., Encore Medical Corporation, and DUSA Pharmaceuticals, Inc. Dr. Abeles received his medical degree and degree in pharmacology at the University of Birmingham in England and is currently a director at the Higuchi BioSciences Institute at the University of Kansas.

      DENIS M. O'DONNELL, M.D. Denis M. O'Donnell, M.D. has been a director of the Company since December 1998. Since 1997, he has been Managing Director of Seaside Advisors, L.L.C., an investment advisor to Seaside Partners, LLP, a fund specializing in small capitalization private placements. Since 1998, Dr. O'Donnell has been a director of Novavax, Inc. (Novavax), a company engaged in the development of pharmaceutical products.

From 1997 to 1998, he was a Senior Advisor to Novavax. From 1995 to 1997, he served as President of Novavax. Since 1996, Dr. O'Donnell has been a director of ELXSI Corporation ("ELXSI"), which owns and operates a chain of family restaurants in New England and manufactures environmental inspection equipment incorporating video technology in Orlando, Florida. Since 1999, Dr. O'Donnell has been a director of Columbia Laboratories, Inc., a pharmaceutical company.

      ALEXANDER M. MILLEY. Mr. Milley was Chairman of the Board, Secretary and Chief Executive Officer of the Company from November 1989 until December 1998, and President of the Company from August 1990 until December 1998. He has been a director of the Company since November 1989. Mr. Milley is the founder, President, and majority shareholder of MMI, a private investment and consulting firm. Since September 1989, Mr. Milley has been Chairman of the Board, President and Chief Executive Officer of ELXSI. Mr. Milley is also Chairman of the Board, President and Chief Executive Officer of Azimuth Corporation ("Azimuth"), a producer of trade show exhibits and a distributor of fuses and aerospace fasteners, and Chairman of the Board and President of Cadmus, a private investment and management consulting firm. Mr. Milley is a controlling shareholder of Cadmus.

      ROBERT C. SHAW. Mr. Shaw has been a director of the Company since November 1989. From that time until December 1998, he was also President and Treasurer of the Company. From November 1989 until June 1990, he was also Chief Financial Officer of the Company. Since July 1990, Mr. Shaw has been President of Contempo Design, a firm specializing in the design of exhibits and retail environments. Since March 1989 Mr. Shaw has been a Vice President of MMI. Since November 1990, he has served as an officer or director, or both, of Azimuth or its subsidiaries, or both. Since January 1992, Mr. Shaw has been a director of Cadmus and since September 1989, he has been an officer or director, or both, of ELXSI. From September 1987 to March 1989 he was Vice President of Berkeley Softworks, Incorporated ("Berkeley"). From January 1987 to September 1987 he was Vice President, and from July 1985 to January 1987 he was Director of Finance and Operations, at Ansa Software, Incorporated ("Ansa"). Berkeley and Ansa developed and produced personal computer software.

BOARD MEETINGS AND COMMITTEES

      The Board held one (1) meeting during the fiscal year ended
December 31, 1998. All of the directors who were members of the Board at the time of the meeting were in attendance.

      The Board currently has no standing committees. The Board does not have a nominating committee or any committee performing the function of a nominating committee.

DIRECTOR COMPENSATION

      During 1998 the Company did not compensate directors for their services as director nor does the Company intend to implement any such compensation in the immediate future.

EXECUTIVE COMPENSATION

      EXECUTIVE OFFICERS AND KEY EMPLOYEE

      All of the current executive officers and a key employee of the Company were appointed to their positions in accordance with the terms of the Exchange Agreement and the Stockholders Agreement. See "RATIFICATION OF THE TRANSACTIONS CONTEMPLATED BY THE EXCHANGE AGREEMENT AND THE CLAIMS AGREEMENT."

      The following persons currently serve as executive officers or key employees of the Company:

                                  Principal Occupation/Position
Name                       Age    Held with the Company
----                      ----    -----------------------------

Peter P. Gombrich           61    Chairman of the Board, Chief Executive
                                  Officer

Leonard R. Prange           53    President and Chief Financial Officer

Richard A. Domanik, Ph.D.   52    Vice President and Chief Technology
                                  Officer


      EXECUTIVE OFFICERS

      LEONARD R. PRANGE. Mr. Prange was appointed President and Chief Technology Officer of the Company in December 1998. From March 1997 until December 1998, Mr. Prange was Chief Operating Officer, and from September

1996 until December 1998 Chief Financial Officer, of AccuMed International, Inc. From September 1996 until March 1997, Mr. Prange was Corporate Vice President of AccuMed. From July 1995 to September 1996, he served as a managing director of Lovett International, Inc., an international trading and consulting firm. Mr. Prange served at Richardson Electronics, Ltd., a global distributor and manufacturer of electronic components, as Group Vice President from June 1994 until July 1995, as Chief Financial Officer and Vice President from December 1984 until July 1995, and as Treasurer from December 1981 until December 1984. Mr. Prange has a B.S. in Accounting from DePaul University (1967) and is a certified public accountant.

      For additional information regarding Mr. Gombrich, who is also a director of the Company and a Nominee, see the discussion above.

      KEY EMPLOYEE

      RICHARD A. DOMANIK, PH.D. Dr. Domanik was appointed Vice President and Chief Technology Officer of the Company in December 1998. From December 1995 until May 1996, Dr. Domanik was Vice President of Technology, and from May 1996 until December 1998, Senior Vice President of Technology, of AccuMed. From August 1994 until December 1995, Dr. Domanik was Vice President of Engineering of AccuMed, Inc. From June 1979 until joining AccuMed, Inc., Dr. Domanik served at Abbott Laboratories in several positions related to research and development of healthcare products, including Laboratory Manager and Research and Development Manager. Dr. Domanik has a B.A. in Chemistry from Ripon College (1968) and a Ph.D. in Biochemistry from Northwestern University (1974).

      SUMMARY COMPENSATION

      The following table sets forth certain information regarding the compensation earned since March 16, 1998 by Peter P. Gombrich, who served as Chief Executive Officer after the Company acquired InPath on December 4, 1998 (the "Named Executive Officer"). The transaction in which InPath became a subsidiary of the Company has been accounted for as a reverse acquisition whereby Inpath is deemed to have acquired the Company. Accordingly, information is shown since March 16, 1998, the date Inpath was organized. Historical information for the Company is not reported. None of the Company's executive officers in 1998 received salaries and bonuses exceeding $100,000.

                         SUMMARY COMPENSATION TABLE

                                                      Long-Term    Other
Name and                                               Compen-    Compen-
Principal Position                  Salary    Bonus   sation(1)   sation
------------------                  -------   -----   ---------   -------

Peter P. Gombrich (2)         1998  $43,750    Nil       Nil     $2,250(3)
Chairman of the Board and     1997    --       --        --         --
Chief Executive Officer       1996    --       --        --         --

1     The Company does not have any restricted stock, stock option or long-term incentive plans at this time.

2. Mr. Gombrich began employment on March 16, 1998, when InPath was organized. Mr. Gombrich did not take any salary until October 1998.
3.    Consists of a car allowance.


      STOCK APPRECIATION RIGHTS

      The following table sets forth the number and value at the end of fiscal year 1998 of shares of Common Stock underlying unexercised stock appreciation rights ("SAR's") held by the Named Executive Officers and a director.


                         FISCAL YEAR-END SAR VALUES

                           Number of Securities       Value of Unexercised
                          Underlying Unexercised      In-The-Money SAR's At
                         SAR's At Fiscal Year-End        Fiscal Year-End
                               Exercisable/               Exercisable/
Name                           Unexercisable              Unexercisable
----                     ------------------------     ---------------------

Alexander M. Milley*             450,000/0                  $5,625/$0

*  Held by Cadmus, which is controlled by Mr. Milley.


      COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      During the Company's 1998 fiscal year, the Company had no Compensation Committee and the entire Board participated in deliberations concerning executive compensation, except that Mr. Gombrich, who held a position as an executive officer of the Company, did not participate in the Board's deliberations concerning his own compensation.

      Mr. Milley and MMI, of which Mr. Milley is an executive officer, were both party to certain transactions with the Company during the Company's 1998 fiscal year. These transactions are described below under "RATIFICATION OF THE TRANSACTIONS CONTEMPLATED BY THE EXCHANGE AGREEMENT AND THE CLAIMS AGREEMENT--Interest of Officers, Directors and Principal Shareholders in Approval of this Proposal," and in the Company's 1998 Annual Report on Form 10-K under Item 13.

      EMPLOYMENT AGREEMENTS

      Mr. Gombrich is employed as Chief Executive Officer and Chairman of InPath pursuant to an Employment Agreement with InPath, dated May 1, 1998 and amended December 4, 1998. InPath's obligations under the agreement have been assumed by the Company. Under the agreement, Mr. Gombrich receives annual compensation consisting of a $200,000 base salary, a bonus determined at the discretion of the Board, and a monthly automobile allowance of $750. The agreement has a term of three (3) years, beginning May 1, 1998 and ending April 30, 2001. After such period, the agreement automatically renews for consecutive terms of two (2) years unless either InPath or Mr. Gombrich elect not to renew it. For two (2) years following the termination of the agreement, Mr. Gombrich may not participate in a business that substantially and directly competes with InPath. If there is a "Change of Control," as defined in the agreement, and InPath thereafter terminates the agreement without cause or Mr. Gombrich terminates the agreement for Good Reason, as defined in the agreement, Mr. Gombrich is entitled to receive a lump-sum severance payment equal to three (3) times the sum of: his annual base salary, his monthly automobile allowance, and the highest incentive compensation paid to him in any of the previous (2) year incentive compensation periods. If Mr. Gombrich is terminated without cause or resigns for Good Reason, and no Change of Control has occurred, he is entitled to receive a lump-sum severance payment equal to two (2) times the sum of the foregoing amounts.

      EXECUTIVE COMPENSATION POLICIES

      GENERAL. During the Company's 1998 fiscal year, the Company did not pay compensation to any of the Company's executive officers except that Mr. Gombrich received $43,750 in base salary. Mr. Gombrich did not take a salary for the full year. For the Company's 1999 fiscal year, the Board aims to structure the compensation of the Company's executive officers so as to attract and retain executives capable of leading the Company to meet its business objectives and to motivate them to enhance long-term shareholder value.

      COMPENSATION POLICIES. The Company's executive officers receive annual compensation consisting of a cash salary as well as any other form of compensation which the Board believes to be in the best interests of the Company and its shareholders. Examples of such additional compensation are cash bonuses and automobile allowances. In determining the level of total compensation to be paid to an executive officer, the Board considers such factors as the officer's responsibilities, qualifications and contribution to the Company, and the compensation paid by comparable companies to individuals in comparable positions. Except in the case of the Board's evaluation of the Chief Executive Officer, the Board's evaluation of the Company's executive officers may also be based on the Chief Executive Officer's assessment of the officer's contribution to the Company.
Although no executive officer's compensation is currently linked to his or the Company's achievement of pre-established performance goals, the Board may decide to so link compensation in the future. The Company currently does not compensate executive officers by means of stock options or any other type of long-term, equity-based awards, although such awards are contemplated under the Ampersand 1999 Equity Incentive Plan which is being submitted for shareholder approval at the Annual Meeting. See "THE AMPERSAND 1999 EQUITY INCENTIVE PLAN," below.

      In selecting new executive officers, the Board considers the specific needs of the Company and the expertise and special skills offered by a candidate. The Board then determines starting compensation based on its assessment of the package needed to attract such an individual to the Company. Compensation of continuing executive officers is also reviewed periodically against this assessment.

      COMPENSATION OF CHIEF EXECUTIVE OFFICER. Peter P. Gombrich has served as Chief Executive Officer of the Company since March 1998. As noted above, his initial compensation package consists of an annual base salary of $200,000, a bonus determined at the discretion of the Board, and a monthly automobile allowance of $750. Mr. Gombrich did not take a salary for the full year. The Board believes that this compensation package is comparable to those of chief executive officers in peer companies.

      POLICIES WITH RESPECT TO DEDUCTIBILITY OF COMPENSATION. Section 162(m) of the Code generally limits the Company to a deduction for federal income tax purposes of no more than $1,000,000 in a taxable year of compensation paid to the Chief Executive Officer or to any of the four most highly compensated officers of the Company other than the Chief Executive Officer. Compensation above $1,000,000 may be deducted if it is "qualified performance-based compensation" within the meaning of the Code. The Board believes that at the present time it is unlikely that the compensation paid to any officer of the Company in a taxable year will exceed $1,000,000. Therefore, the Board has not yet established a policy for determining which forms of incentive compensation awarded to its executive officers shall be designed to qualify as "qualified performance-based compensation." The Board intends to continue to evaluate the effects of the statute and Treasury Regulations and to comply with Section 162(m) of the Code in the future to the extent consistent with the best interests of the Company.

      CERTAIN TRANSACTIONS

      On September 1, 1998, the Company's InPath subsidiary issued a promissory note in the amount of $175,000 to Peter P. Gombrich, Chairman and Chief Executive Officer of the Company. The note was issued in exchange for $175,000 in cash advanced to InPath by Mr. Gombrich used to fund current operating expenses. Interest on the note, which matures on September 1, 2003, is payable on each anniversary date at the rate of 8% per annum. On August 28, 1998, Inpath issued a promissory note in the amount of $75,000 to Holleb & Coff, its outside legal counsel. The note was issued in lieu of a cash payment for legal services rendered to Inpath.

The note is payable on demand and interest is payable monthly at the rate of 12% per annum. Theodore L. Koenig, who beneficially owns more than five percent (5%) of the Common Stock, is a partner at Holleb & Coff.

      On March 1, 1999, the Company entered into a Note Purchase Agreement with Seaside Partners, LLP, under which Seaside Partners paid the Company $500,000 in cash in exchange for a convertible note issued by the Company. Denis M. O'Donnell, who is a director and nominee for director of the Company, is a member and manager of Seaside Advisors, L.L.C., a firm which provides investment management services to Seaside Partners. The note issued to Seaside Partners bears interest at the rate of six percent (6%) per annum and becomes due on January 28, 2000, unless extended by the Company to June 30, 2000. The terms of the note provide that the principal amount of the note, as well as any interest earned on the principal, will automatically convert into shares of Common Stock when the Company's shareholders have approved an increase in the number of authorized shares of Common Stock, the Company has merged into Ampersand, and the Company has received at least $5,000,000 from certain debt or equity offerings.
Seaside Partners has the option of converting the note into Common Stock at any time after a sufficient number of shares of Common Stock have been authorized for issuance. The conversion price of the note is $0.33 per share, subject to adjustment in certain events, but in no event less than $0.20 per share.

      PERFORMANCE GRAPH

      The following graph compares the performance of the Common Stock with the performance of the NASDAQ Composite (U.S.) Index and the NASDAQ Medical Devices, Instruments and Supplies, Manufacturers and Distributors Index. The graph covers the period from November 30, 1998, immediately prior to the Company's acquisition of InPath on December 4, 1998, when the Company entered the medical-device industry, to December 31, 1998. This transaction has been accounted for as a reverse acquisition whereby InPath is deemed to have acquired the Company. Accordingly, information is shown as if InPath first became a reporting entity on December 4, 1998. Historical information for the Company is not reported. During the year-and-four-month period preceding the InPath acquisition, the Company was not engaged in any business, and immediately before this period of inactivity it was engaged in designing and distributing drapery and upholstery fabrics. The graph shows the total cumulative return of an investment of $100 in the Common Stock on December 4, 1998 and the total cumulative return of an investment of $100 in the group of stocks that comprise each index. All values assume reinvestment of the full amount of all dividends.

                                                          NASDAQ
                         Bell National     NASDAQ         Medical
          Date            Corporation     Composite       Devices
          ----           -------------    ---------       -------

        11/30/98             $100           $100           $100

        12/31/98             $157           $113           $108


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Such executive officers, directors and ten-percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on the Company's review of the copies of such forms it has received and of written representations from certain reporting persons concerning their beneficial ownership of the Common Stock, the Company believes that during the 1998 fiscal year, all of its executive officers, directors and ten-percent (10%) beneficial owners complied with all
applicable Section 16(a) filing requirements, except that:   (i) the
following persons or entities each filed a Form 3 reporting one transaction a day later than the required filing date: Cadmus; AccuMed; Northlea Partners Ltd. ("Northlea"); Theodore L. Koenig, as Trustee of the MSD Trust; Fred H. Pearson, as Trustee of Fred H. Pearson's Trust; Dr. Denis M. O'Donnell; Fred H. Pearson; Leonard R. Prange; and William J. Ritger; MMI filed a Form 3 reporting two transactions a day later than the required filing date; (iii) Peter P. Gombrich reported a December 1998 purchase of 10,000 shares of Common Stock on his year-end Form 5 rather than on a Form 4 for that month; and (iv) Alexander M. Milley failed to file a Form 4 to report a November 1998 transaction, reporting that transaction instead on a Form 4 covering the month of December 1998.

ELECTION OF THE NOMINEES

      The affirmative vote of a plurality of the shares of Common Stock entitled to vote at the Annual Meeting is required to elect the Nominees as directors of the Company. Shareholders possessing the power to vote approximately 61.2% of the shares of Common Stock outstanding have agreed to vote all of such shares in favor of electing the Nominees (See "The Stockholders Agreement" under "RATIFICATION OF THE TRANSACTIONS CONTEMPLATED BY THE EXCHANGE AGREEMENT AND THE CLAIMS AGREEMENT--The Stockholders Agreement," below).

      THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE "FOR" THE NOMINEES.

                               PROPOSAL NO. 2

                      RATIFICATION OF THE TRANSACTIONS
                   CONTEMPLATED BY THE EXCHANGE AGREEMENT
                          AND THE CLAIMS AGREEMENT

      The Company seeks shareholder ratification of transactions contemplated by the Stock and Membership Interest Exchange Agreement and the Claims Settlement Agreement, both dated December 4, 1998 (together, the "December Agreements"). The Board entered into the December Agreements entered in the belief that they were in the best interest of the Company and the Company's shareholders. The following is a summary of the material provisions of the December Agreements. It is not intended to be a complete summary and is subject to, and qualified in its entirety by, reference to the texts of the Stock and Membership Interest Exchange Agreement and the Claims Settlement Agreement, which are attached to this Proxy Statement as Appendixes A and B respectively.

THE EXCHANGE AGREEMENT

      The Company entered into a Stock and Membership Interest Exchange Agreement (the "Exchange Agreement") on December 4, 1998 with InPath, LLC ("InPath"), a Delaware limited liability company; Peter P. Gombrich, as an individual and as Trustee of the InPath, LLC Voting Trust; Theodore L. Koenig as Trustee of The EAG Trust, The CMC Trust, The MDG Trust, and The MSD Trust; William J. Ritger; AccuMed International, Inc. ("AccuMed"), a Delaware corporation; Northlea Partners Ltd. ("Northlea"), a Colorado limited partnership; Fred H. Pearson, as Trustee of Fred H. Pearson's Trust; Walter Herbst, as Trustee of the Sandra Herbst Trust; and Monroe Investments, Inc. ("Monroe"), an Illinois corporation (collectively, the "InPath Members"). Pursuant to the Exchange Agreement, the InPath Members, who owned all the units of membership interest in InPath ("Units"), exchanged all of the Units for shares of the Common Stock and warrants to purchase shares of the Common Stock (the "Warrants"), causing the Company to become the sole member of InPath and InPath to become a wholly owned subsidiary of the Company. InPath is a molecular-biology medical device company.

      The Company's and the InPath Members' aims in entering the Exchange Agreement were for the Company to acquire the InPath business and to provide the InPath business with working capital from the Company's funds in order for the InPath business to grow. Currently, InPath is developing point-of-care diagnostic products which may be integrated with medical device technologies developed by the Company's other subsidiaries. InPath's assets consist of computer equipment, laboratory equipment, leasehold improvements, office furniture and equipment, telecommunications equipment, and patents and trademarks.

      For their Units, the Company issued to the InPath Members, in the aggregate, 4,288,790 shares of Common Stock, and Warrants to purchase 3,175,850 shares of Common Stock. The number of shares of Common Stock each InPath Member received was based upon that InPath Member's percentage ownership of InPath. In the aggregate, after receiving the shares of Common Stock, the InPath Members held approximately 35.7% of the shares of Common Stock outstanding. This issuance of shares to the InPath Members has diluted the Common Stock ownership of the Company's other shareholders.

Immediately prior to the issuance of the shares to the InPath Members, the book value of a share of Common Stock was approximately $.05 per share. Immediately after the issuance of the shares to the InPath Members, the book value of a share of Common Stock was approximately $.06 per share.

      The Warrants received by the InPath Members have an exercise price of $.001 per share and are not currently exercisable because the Company does not have a sufficient number of authorized shares of Common Stock to issue in exchange for them. The Warrants will become exercisable only if the Company's shareholders approve the proposed Reincorporation, by which the Company would merge into its Delaware subsidiary Ampersand, together with the proposed authorization of 50,000,000 shares of Ampersand Common Stock. If such proposal is approved, there will be sufficient authorized shares of Ampersand Common Stock to permit the Warrants to be exercised. See "INCREASE IN AUTHORIZED COMMON STOCK," below. Upon the exercise of the Warrants the InPath Members would own 50% of the outstanding Common Stock, $.001 par value of Ampersand (the "Ampersand Common Stock") on a fully diluted basis as of December 4, 1998. The exercise of the Warrants would dilute the stock ownership which the Company's other shareholders would otherwise have in Ampersand after the merger of the Company into Ampersand.

Based on the value of the net assets of the Company on December 31, 1998, immediately after the merger into Ampersand but before the exercise of the Warrants, the book value of a share of Ampersand Common Stock would be approximately $.06. Immediately after such exercise, the book value of a share of Ampersand Common Stock would be approximately $.05.

      The price paid by the Company for the InPath Units was determined through arm's-length negotiation between the InPath Members and the Board (as constituted immediately prior to the Company's entry into the Exchange Agreement). Specifically, the Board determined that the assets of InPath, in the aggregate, were appropriate consideration for the shares of Common Stock and Warrants issued to the InPath Members, given the assets' intrinsic value as well as the favorable business opportunity which entry into the medical-device industry offered the Company, which at the time had no active operations. Before the date of the Exchange Agreement, to the Company's best knowledge, none of the InPath Members had a material relationship with the Company, its affiliates, any of its directors or officers, or any associates of its directors or officers.

      In addition to committing the Company to issuing to the InPath Members the shares of Common Stock and Warrants, the Exchange Agreement provides that the Company must incorporate Ampersand as a wholly owned subsidiary in Delaware and call a shareholders meeting early in 1999 for the purposes of: (i) approving the merger of the Company into Ampersand;
(ii) authorizing additional shares of Common Stock in an amount at least sufficient to permit the exercise of the Warrants; (iii) authorizing shares of so-called "blank-check" preferred stock; (iv) electing Mr. Gombrich, Dr. Abeles, Dr. O'Donnell, Mr. Milley, and an additional person to be agreed upon by Mr. Gombrich and Mr. Milley, as directors of the Company; (v) ratifying the transactions contemplated by the December Agreements; and
(vi) considering any other proposals that properly come before the meeting.

      Under the Exchange Agreement, the Board on the date of the Exchange Agreement was required to appoint Mr. Gombrich and Dr. O'Donnell as directors and the following persons as the Company's officers: (i) Mr. Gombrich, as Chairman of the Board, Chief Executive Officer and Secretary;
(ii) Leonard R. Prange, as President and Chief Financial Officer; (iii) Richard A. Domanik, Ph.D., as Vice President and Chief Technology Officer; and (iv) David M. Doolittle, as Vice President and Treasurer. The Exchange Agreement requires further that the Board at the time of the required shareholders meeting recommend to the Company's shareholders that they vote in favor of each of the proposals required to be presented at the meeting.

THE CLAIMS AGREEMENT

      On December 4, 1998, the Company entered into a Claims Settlement Agreement (the "Claims Agreement") with Alexander M. Milley, Robert C. Shaw, Cadmus, a Massachusetts corporation, MMI, a Delaware corporation (collectively, the "Claimants"), and Liberty Associates Limited Partnership ("Liberty"), a Delaware limited partnership. Pursuant to the Claims Agreement, the Company issued shares of Common Stock to the Claimants in settlement of debts the Company owed to them. The Company's debts to Mr. Shaw and Mr. Milley were owed on account of employment compensation under Employment Agreements with the Company effective November 20, 1989. The debt owed to MMI were on account of management services to the Company, and rent and administrative support related to the Orlando, Florida office space which the Company leased from MMI. The Company's debt to Cadmus was for management services. The dollar amount of each Claimant's claim and the number of shares of Common Stock issued to each Claimant in settlement thereof is shown below.

                         Dollar Amount     No. of Shares
                           of Claim          Received
                         ------------      ------------

Mr. Milley                  $63,000           210,000

Mr. Shaw                   $139,000           463,333

Cadmus                     $180,000           600,000

MMI                        $151,000           503,333

      Also pursuant to the Claims Agreement, the Company and Liberty agreed that, effective immediately, warrants owned by Liberty to purchase 957,373 shares of Common Stock would be cancelled.

THE STOCKHOLDERS AGREEMENT

      Also on December 4, 1998, pursuant to both the Claims Agreement and the Exchange Agreement, the Company entered into a Stockholders Agreement with the InPath Members, the Claimants, and Winchester National, Inc. ("WNI"), a Delaware corporation (collectively, the "Stockholders"). Under the Stockholders Agreement, all of the Stockholders agreed to, among other things, vote all of the shares collectively owned by them in favor of certain of the Proposals to be voted upon at the Annual Meeting. Such Proposals are: Proposal No. 1, regarding the election of the Nominees; this Proposal No. 2, regarding ratification of the transactions contemplated by the Exchange Agreement and the Claims Agreement; Proposal No. 3, regarding the proposed reincorporation in Delaware; Proposal No. 4, regarding the authorization of 50,000,000 shares of Ampersand Common Stock; and Proposal No. 5, regarding the authorization of 5,000,000 shares of "blank-check" preferred stock. As of March 31, 1999, the Stockholders together owned approximately 61.2% of the shares of Common Stock entitled to vote at the Annual Meeting.

CHANGE IN CONTROL

      As a result of the Exchange Agreement, the Claims Agreement, and the Stockholders Agreement, the Stockholders may be deemed to have acquired control of the Company on December 4, 1998, by virtue of the power to vote the shares of Common Stock which some of them acquired and their agreement to vote their shares in a common manner for the purposes described above.

INTEREST OF OFFICERS, DIRECTORS AND PRINCIPAL SHAREHOLDERS IN APPROVAL OF THIS PROPOSAL

      Some of the parties to the Exchange Agreement and the Claims Agreement are also current or former officers or directors of the Company, Nominees, or beneficially own over five percent (5%) of the outstanding shares of Common Stock. As parties to the Exchange Agreement or the Claims Agreement, each of such persons received shares of the Common Stock or shares of the Common Stock plus Warrants, as described above, and therefore has an interest in the ratification by the Company's shareholders of the transactions contemplated by those agreements.

      Mr. Gombrich is a party to the Exchange Agreement and is the Company's Chairman of the Board, Chief Executive Officer and Secretary, and he beneficially owns approximately 20.0% of the shares of Common Stock outstanding. Dr. Abeles is General Partner of Northlea, a party to the Exchange Agreement, and is a Nominee. Mr. Koenig is a party to the Exchange Agreement and beneficially owns approximately 10.3% of the shares of Common Stock outstanding. Mr. Milley is a party to the Claims Agreement, is the former Chairman of the Board, Chief Executive Officer and Secretary of the Company, is a current director and a Nominee, and beneficially owns approximately 21.2% of the shares of Common Stock outstanding. Mr. Shaw is a party to the Claims Agreement and is the former

President and Treasurer of the Company and a current director. MMI and Cadmus, which are both controlled by Mr. Milley, are parties to the Claims Agreement and they beneficially own approximately 14.7% and 10.2%, respectively, of the shares of Common Stock outstanding.

APPROVAL OF THE TRANSACTIONS CONTEMPLATED BY THE DECEMBER AGREEMENTS

      The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote is required to approve the ratification of the transactions contemplated by the December Agreements. Shareholders possessing the power to vote approximately 61.2% of the shares of Common Stock outstanding have agreed to vote all of such shares to approve the ratification of the transactions contemplated by the December Agreements (see "The Stockholders Agreement," above).

      THE BOARD OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE TRANSACTIONS CONTEMPLATED BY THE DECEMBER AGREEMENTS.


                               PROPOSAL NO. 3

                         REINCORPORATION IN DELAWARE

INTRODUCTION

      For the reasons set forth below, the Board believes it would be in the best interests of the Company and its shareholders to change the state of incorporation of the Company from California to Delaware (the "Reincorporation"). The Reincorporation would be effected by merging the Company into Ampersand Medical Corporation ("Ampersand"), an existing wholly owned subsidiary of the Company incorporated in Delaware (the "Merger"). Upon completion of the Merger, the Company would cease to exist and Ampersand would continue to operate the business of the Company and the Company's subsidiaries under the Ampersand name. SHAREHOLDERS ARE URGED TO READ CAREFULLY THE FOLLOWING SECTIONS OF THIS PROXY STATEMENT, INCLUDING THE RELATED APPENDICES, BEFORE VOTING ON THE REINCORPORATION.

      Pursuant to the Agreement and Plan of Merger, a copy of which is attached hereto as Appendix C (the "Merger Agreement"), on the effective date of the Merger each outstanding share of the Common Stock will automatically be converted into one share of Ampersand Common Stock. As a result, the existing shareholders of the Company will automatically become stockholders of Ampersand, the Company will cease to exist and Ampersand will continue to operate the business of the Company under the Ampersand name. Certificates representing Common Stock of the Company will be deemed to represent the same number of shares of Ampersand Common Stock as were represented by such Company Common Stock prior to the Reincorporation. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR COMPANY COMMON STOCK CERTIFICATES FOR AMPERSAND COMMON STOCK CERTIFICATES. In this discussion of the Reincorporation and the Proposals that follow, the term "Company Common Stock" may be used to distinguish the Common Stock from Ampersand Common Stock.

      Under California law, the affirmative vote of a majority of the outstanding shares of Company Common Stock is required for approval of the Merger Agreement and the other terms of the Reincorporation. See "Approval of the Reincorporation in Delaware," below. The Board has unanimously approved the proposed Reincorporation, and if approved by the shareholders, it is anticipated that the Merger will become effective as soon as practicable (the "Effective Date") following the Annual Meeting. However, pursuant to the Merger Agreement, the Merger may be abandoned or the Merger Agreement may be amended by the Board (except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained, and prior to the Effective Date of the Reincorporation if, in the opinion of the Board of Directors of either company, circumstances exist which make it inadvisable to proceed under the original terms of the Merger Agreement.

      Shareholders of the Company will have no dissenters' rights of appraisal with respect to the Reincorporation. See "Significant
Differences Between the Corporation Laws of California and
Delaware--Dissenters' Rights."

      The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of Ampersand (the "Ampersand Certificate") and the Bylaws of Ampersand (the "Ampersand Bylaws"), copies of which are attached hereto as Appendixes C, D and E, respectively.

      APPROVAL BY SHAREHOLDERS OF THE REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE AMPERSAND CERTIFICATE AND THE AMPERSAND BYLAWS AND ALL PROVISIONS THEREOF.

PRINCIPAL REASONS FOR THE REINCORPORATION

      For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have initially chosen Delaware for their state of incorporation or have subsequently changed their corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs. For a detailed discussion of all of the changes in charter and bylaws which will be implemented as part of the Reincorporation, see "The Charters and Bylaws of the Company and Ampersand," below. For a discussion of the differences between the laws of California and Delaware, see "Significant Differences Between the Corporation Laws of California and Delaware," below.

POSSIBLE DISADVANTAGES

      Despite the unanimous belief of the Board that the Reincorporation is in the best interests of the Company and its shareholders, it should be noted that Delaware law has been criticized by some commentators on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states. For a comparison of shareholders' rights and the powers of management under Delaware and California law, see "Significant Differences Between the Corporation Laws of California and Delaware," below. In addition, the Reincorporation includes certain permitted changes to the Articles of Incorporation or Bylaws of the Company which alter the relative rights of shareholders and management and which reduce shareholder participation in important corporate decisions. See "The Charters and Bylaws of the Company and Ampersand" and "Anti-Takeover Effects," below.

ANTI-TAKEOVER EFFECTS

      Certain Aspects of the Reincorporation would have the effect of making a takeover more difficult. First, Ampersand is subject to Section 203 of the Delaware General Corporation Law, which is an anti-takeover statute which makes it more difficult for certain persons, for example significant stockholders, to obtain control of a corporation. The statute imposes a three-year (3-year) moratorium on certain "business combinations" unless certain requirements are met, such as the approval of the transaction by two-thirds (2/3) of the corporation's stockholders. See "Significant Differences Between the Corporation Laws of California and Delaware--The Delaware Anti-Takeover Statute," below.

      Second, unlike the Bylaws of the Company, neither the Ampersand Certificate nor the Ampersand Bylaws provide for cumulative voting, meaning that it would be more difficult for minority stockholders to elect a nominee to the Ampersand Board. Such difficulty could discourage persons from attempting takeovers because a greater number of shares of Ampersand Common Stock would have to be acquired in order for such persons to be assured of electing nominees to the Ampersand Board. See "The Charters and Bylaws of the Company and Ampersand--Elimination of Cumulative Voting," below.

      Third, the Ampersand Bylaws, unlike the Bylaws of the Company, establish advance notice procedures for nominating directors and bringing certain matters before the annual meeting of Ampersand's stockholders. Because these procedures require that a stockholder satisfy certain requirements before being permitted to nominate a director or cause a matter to be voted upon by stockholders, it may be more difficult for a stockholder or group of stockholders to acquire control of Ampersand. See "The Charters and Bylaws of the Company and Ampersand--Nominations of Director Candidates and Introduction of Business at Ampersand Stockholder Meetings," below.

      These aspects of the Reincorporation may have the effect of limiting Ampersand Stockholders' opportunities to sell their shares at an increased price that might result from a takeover attempt, or otherwise to benefit from a takeover transaction opposed by the Ampersand Board. In addition, approval of the separate Proposals related to the Reincorporation may have certain anti-takeover effects. Such effects are described separately below. See "INCREASE IN AUTHORIZED COMMON STOCK--Anti-Takeover Effect"; "AUTHORIZATION OF BLANK-CHECK PREFERRED STOCK--Anti-Takeover Effects."

NO CHANGE IN THE COMPANY'S BOARD MEMBERS, BUSINESS, MANAGEMENT, OR LOCATION OF PRINCIPAL FACILITIES

      The Reincorporation would effect only a change in the Company's name and legal domicile, and other changes of a legal nature, certain of which are described in this Proxy Statement. The Reincorporation would NOT result in any change in the business, management, fiscal year, assets or liabilities, or location of the principal facilities of the Company. The five (5) directors who are elected at the Annual Meeting would become the directors of Ampersand. The Warrants issued pursuant to the Exchange Agreement (as described under "RATIFICATION OF THE TRANSACTIONS CONTEMPLATED BY THE CLAIMS AGREEMENT AND THE CLAIMS AGREEMENT") would be exercisable, but according to the Merger Agreement, each Warrant would automatically be converted into a warrant to purchase one share of Ampersand Common Stock, subject to the terms set forth in the Merger Agreement. After the Merger, shares of Ampersand Common Stock would be quoted on the Over-the-Counter Bulletin Board (under the symbol "AMSG," if that symbol is available), in the same manner that shares of Company Common Stock are currently quoted on the Over-the-Counter Bulletin Board.

THE CHARTERS AND BYLAWS OF THE COMPANY AND AMPERSAND

      The provisions of the Ampersand Certificate and Bylaws are similar to those of the Company's Restated Articles of Incorporation (the "Articles") and Bylaws in many respects. However, the proposed Reincorporation includes the implementation of certain provisions in the Ampersand Certificate and Bylaws which alter the rights of shareholders and the powers of management, and which may affect shareholder participation in important corporate decisions. These provisions have anti-takeover implications and are described in detail below.

      Approval by shareholders of the Reincorporation will constitute an approval of the inclusion in the Ampersand Certificate and Bylaws of each of the provisions described below. In addition, certain other changes altering the rights of shareholders and powers of management could be implemented in the future by amendment of the Ampersand Certificate following stockholder approval, and certain of such changes could be implemented by amendment of the Ampersand Bylaws without stockholder approval. For a discussion of such changes, see "Significant Differences

Between the Corporation Laws of California and Delaware." This discussion of the Ampersand Certificate and Bylaws is qualified by reference to Appendixes D and F.

      ELIMINATION OF CUMULATIVE VOTING

      Unlike the Bylaws of the Company, the Ampersand Certificate and Bylaws do not provide for cumulative voting. Cumulative voting entitles each shareholder to cast a number of votes that is equal to the number of voting shares held by such shareholder multiplied by the total number of directors to be elected, and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. (For a further description of the mechanics of cumulative voting, see the section entitled "Voting" on page 2 of this Proxy Statement.) Without cumulative voting, a shareholder or group of shareholders must hold a majority of the voting shares to cause the election of one or more nominees. Cumulative voting may enable a minority shareholder or group of shareholders to elect at least one representative to the Board. For example, in each election of directors, under cumulative voting rules where five (5) directors are to be elected, a shareholder or group holding greater than 16.7% of the voting shares is guaranteed the ability to elect one (1) director. If the Reincorporation proposal is adopted, in all future elections of the Board of Directors of Ampersand (the "Ampersand Board"), commencing with the Annual Meeting to be held in 2000, the holders of a majority of the shares actually voted (assuming that a quorum is present) will be guaranteed the right to elect all of the directors being elected at that time.

      REASONS FOR THE ELIMINATION OF CUMULATIVE VOTING. The Board believes that each director elected to the Board should represent the interests of all shareholders. Because cumulative voting makes it easier for a minority shareholder to elect that shareholder's own director to the Board, the elimination of cumulative voting should decrease the likelihood that directors with agendas favorable to only a minority of shareholders will be elected. The elimination of cumulative voting would not in fact cause a departure from the manner in which the Company's directors have been elected in recent years, since such voting has not, to the Company's best knowledge, recently been used in the election of a director to the Board.

      POSSIBLE DISADVANTAGES OF ELIMINATION OF CUMULATIVE VOTING. The elimination of cumulative voting would make it more difficult for a minority shareholder or group of shareholders to elect a representative to the Ampersand Board. In addition, it should be noted that the elimination of cumulative voting may also have certain anti-takeover effects. It may under certain circumstances discourage or render more difficult a merger, tender offer or proxy contest; discourage the acquisition of large blocks of the Ampersand's stock by persons who would not make such acquisition without assurance of the ability to place a representative on the Board; deter or delay the assumption of control by a holder of a large block of Ampersand's stock; or render more difficult the replacement of incumbent directors and management.

      NOMINATIONS OF DIRECTOR CANDIDATES AND INTRODUCTION OF BUSINESS AT AMPERSAND STOCKHOLDER MEETINGS

      The Ampersand Bylaws establish an advance notice procedure with regard to the nomination, other than by or at the direction of the Ampersand Board, of candidates for election as directors (the "Nomination Procedure") and with regard to certain matters to be brought before an annual meeting of Ampersand stockholders (the "Business Procedure"). The Nomination Procedure provides that only persons nominated by or at the direction of the Ampersand Board or by a stockholder who has given timely written notice to the Secretary of Ampersand prior to the meeting, will be eligible for election as directors. The Business Procedure provides that at an annual meeting, and subject to any other applicable requirements, only such business may be conducted as has been brought before the meeting by or at the direction of the Ampersand Board or by a stockholder who has given timely written notice to the Secretary of Ampersand of such stockholder's intention to bring such business before the meeting. To be timely, notice generally must be given not less than sixty (60) days prior to the first anniversary of the date of mailing of the notice of the previous year's annual meeting of shareholders.

      Under the Nomination Procedure, a stockholder's notice to Ampersand must contain information about the nominee, including such information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and certain information about the stockholder proposing to nominate that person, including their name and address and the class and number of shares of Ampersand stock which are beneficially owned by such stockholder. Under the Business Procedure, notice relating to the conduct of business at an annual meeting other than the nomination of directors must contain certain information about the business and about the stockholder who proposes to bring the business before the meeting. If the presiding officer at the meeting determines that a person was not nominated in accordance with the Nomination Procedure, such person will not be eligible for election as a director, or if he or she determines that other business was not properly brought before such meeting in accordance with the Business Procedure, such business will not be conducted at such meeting. Nothing in the Nomination Procedure or the Business Procedure will preclude discussion by any stockholder of any nomination or business properly made or brought before the annual meeting in accordance with the above-described procedures.

      By requiring advance notice of nominations by stockholders, the Nomination Procedure affords the Ampersand Board an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform the stockholders about such qualifications. By requiring advance notice of proposed business, the Business Procedure provides the Ampersand Board with an opportunity to inform stockholders of any business proposed to be conducted at a meeting and the Ampersand Board's position on any such proposal, enabling stockholders to better determine whether they desire to attend the meeting or grant a proxy to the Ampersand Board as to the disposition of such business. In addition, the Business Procedure provides an orderly means for conducting the annual meeting of stockholders. Although the Ampersand Bylaws do not give the Ampersand Board any power to approve or disapprove stockholder nominations for the election of directors or any other business desired by stockholders to be conducted at an annual meeting, the Ampersand Bylaws may have the effect of precluding a nomination for the election of directors or of precluding any other business at a particular annual meeting if the proper procedures are not followed. In addition, the procedures may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of Ampersand, even if the conduct of such business or such attempt might be beneficial to Ampersand and its stockholders.

      INCREASED AUTHORIZED STOCK AND AUTHORIZATION OF PREFERRED STOCK

      The Articles of the Company authorize 12,000,000 shares of Common Stock and do not authorize any other type of stock. The Articles provide further that the Company is not authorized to issue non-voting securities. In contrast, the Ampersand Certificate authorizes 50,000,000 shares of Ampersand Common Stock and 5,000,000 shares of Ampersand Preferred Stock, $.001 par value per share (the "Preferred Stock"), which Preferred Stock may, at the discretion of the Ampersand Board, be issued in series that give holders greater or lesser voting rights holders of Ampersand Common Stock.

      The provisions in the Ampersand Certificate which authorize 50,000,000 shares of Ampersand Common Stock and 5,000,000 shares of Preferred Stock are presented to the Company's shareholders for their approval separately from this proposed Reincorporation, and the inclusion of such provisions in the Ampersand Certificate at the time of the Merger is contingent upon such separate approval by shareholders. If the Company's shareholders approve the Reincorporation but do not separately approve the provisions of the Ampersand Certificate concerning the authorization of stock, the Board may choose either not to proceed with the Reincorporation or to proceed with the Reincorporation, but after causing the Company, as sole stockholder of Ampersand, to amend the Ampersand Certificate so that it is in all material respects identical to the Articles of the Company with regard to the amount and type of securities authorized for issuance. For a more complete discussion of the effect on the Company's shareholders of the provisions in the Ampersand Certificate concerning authorization of stock, see "INCREASE IN AUTHORIZED COMMON STOCK" and "AUTHORIZATION OF BLANK-CHECK PREFERRED STOCK," below.

      MONETARY LIABILITY OF DIRECTORS

      The Articles of the Company and the Ampersand Certificate both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the laws of each corporation's respective state of incorporation.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND
DELAWARE

      The General Corporation Laws of California and Delaware differ in many respects. It is not practical to summarize all of such differences in this Proxy Statement, but some of the principal differences which could materially affect the rights of shareholders are discussed below.

      SIZE OF THE BOARD OF DIRECTORS

      The Bylaws of the Company provide for a Board of from five (5) to nine (9) members, the exact number of directors to be fixed within those limits by a resolution of the Board amending the Bylaws. Currently, the number of directors is fixed at five (5). The Ampersand Bylaws provide that the Ampersand Board is to have no fewer than five (5) nor more than seven (7) members, as more precisely fixed by a resolution of the Board amending the Bylaws. Under California law, although changes in the number of directors must in general be approved by a majority of the outstanding shares, the board of directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if that stated range has been approved by the shareholders. Delaware law permits the Board of Directors alone to change the authorized number, or the range, of directors by amendment to the bylaws, unless the certificate of incorporation states that the directors may not amend the bylaws, or unless the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation following approval of such change by the stockholders). Consistent with Delaware law, the Ampersand Certificate and Bylaws permit a change in the number of directors by a majority vote of the entire Ampersand Board. If the Reincorporation is carried out, the five (5) directors of the Company who are elected at the Annual Meeting will continue as the five (5) directors of Ampersand after the Reincorporation is consummated.

      CUMULATIVE VOTING

      Under California law, if any shareholder has given notice of his or her intention to cumulate votes for the election of directors, any other shareholder of the corporation is also entitled to cumulate his or her votes at such election. Under Delaware law, cumulative voting in the election of directors is not mandatory. The Ampersand Certificate and Bylaws do not provide for cumulative voting and, therefore, the stockholders of Ampersand will not have cumulative voting rights. The elimination of cumulative voting limits the ability of minority shareholders to obtain representation on the board of directors. See "Elimination of Cumulative Voting," above.

      THE DELAWARE ANTI-TAKEOVER STATUTE

      In the last several years, a number of states (but not California) have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203 of the Delaware General Corporation Law ("Section 203"), certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three-year (3-year) moratorium unless specified conditions are met.

      Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three (3) years following the date that such person becomes an interested stockholder.
With certain exceptions, an interested stockholder is a person or group who or which owns 15% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three (3) years.

      For purposes of Section 203, the term "business combination" is defined broadly to include mergers with, or caused by, the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a subsidiary equal to ten percent (10%) or more of the aggregate market value of the corporation's consolidated assets or its outstanding stock; the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary. The three-year (3-year) moratorium imposed on business combinations by Section 203 does not apply if: (i) prior to the date on which such shareholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the corporation's voting stock upon consummation of the transaction which made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans which do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by two-thirds (2/3) of the voting stock not owned by the interested stockholder.

      Section 203 generally only applies to Delaware corporations which have a class of voting stock that is listed on a national securities exchange, authorized for quotation on the Nasdaq Stock Market, or held of record by more than 2,000 stockholders. Further, a Delaware corporation may elect not to be governed by Section 203 by a provision in its original certificate of incorporation or an amendment thereto or to the bylaws, which amendment must be approved by majority stockholder vote and may not be further amended by the board of directors. Ampersand has not opted out of Section 203 and therefore it would apply to Ampersand in the future should a class of Ampersand voting stock ever be listed on a national securities exchange, authorized for quotation on the Nasdaq Stock Market, or held of record by more than 2,000 stockholders.

      REMOVAL OF DIRECTORS

      Under California Law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. Under Delaware law, a director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote. Since Ampersand does not have a classified board of directors or cumulative voting, a director may be so removed.

      FILLING VACANCIES ON THE BOARD OF DIRECTORS

      Under California law, any vacancy on the board of directors other than one created by removal of a director may be filled by the board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice, or by a sole remaining director. A vacancy created by removal of a director may be filled by the board only if so authorized by a corporation's articles or by a bylaw approved by the corporation's shareholders. The Company's Bylaws provide that, except for a vacancy created by the removal of a director, vacancies on the Board may be filled by a majority of the directors then in office, whether or not they constitute a quorum, or by a sole remaining director. The Company's Bylaws provide further that a vacancy created by the removal of a director may be filled only by the shareholders, except that a vacancy created by the Board declaring the office of a director vacant when such director has been convicted of a felony or declared of unsound mind by an order of a court may be filled by the Board.

      Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) unless otherwise provided in the certificate of incorporation or bylaws (and unless the certificate of incorporation directs that a particular class is to elect such director, in which case any other directors elected by such class, or a sole remaining director, shall fill such vacancy). The Ampersand Bylaws permit directors to fill vacancies and newly created directorships.

      LOANS TO OFFICERS AND EMPLOYEES

      Under California law, any loan or guaranty to or for the benefit of a director or officer of the corporation or its parent requires approval of the shareholders unless such loan or guaranty is provided under a plan approved by shareholders owning a majority of the outstanding shares of the corporation. In addition, under California law, shareholders of any corporation with 100 or more shareholders of record may approve a bylaw authorizing the board of directors alone to approve loans or guaranties to or on behalf of officers (whether or not such officers are directors) if the board determines that any such loan or guaranty may reasonably be expected to benefit the corporation. Under Delaware law, a corporation may make loans to, guarantee the obligations of, or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation.

      INDEMNIFICATION AND LIMITATION OF LIABILITY

      California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit corporations to adopt a provision in their charters eliminating the liability of a director to the corporation or its equity holders for monetary damages for breach of the director's fiduciary duty of care. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability.

      The Articles of the Company eliminate the liability of directors to the corporation to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders;
(f) interested transactions between the corporation and a director in which a director has a material financial interest; and (g) liability for improper distributions, loans or guarantees.

      The Ampersand Certificate also eliminates the liability of directors to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation-of- liability provision also may not limit a director's liability for violation of, or otherwise relieve Ampersand or its directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

      California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (a) no indemnification may be made without court approval when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders, unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine, and (b) no indemnification may be made without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action which is settled or otherwise disposed of without court approval.

      Indemnification is permitted by California law only for acts taken in good faith and believed to be in the best interests of the corporation and its shareholders, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party), or the court handling the action.

      California law requires indemnification when the individual has successfully defended the action on the merits (as opposed to Delaware law which requires indemnification relating to a successful defense on the merits or otherwise).

      Delaware law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in, or (in contrast to California law) not opposed to, the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended the action on the merits or otherwise.

      California corporations may include in their articles of incorporation a provision which extends the scope of indemnification through agreements, bylaws or other corporate action beyond that specifically authorized by statute. The Articles of the Company include such a provision.

      Delaware law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. Under Delaware law, therefore, the indemnification agreements entered into by the Company with its officers and directors may be assumed by Ampersand upon completion of the proposed Reincorporation. If the Reincorporation is approved, the indemnification agreements will be amended to the extent necessary to conform the agreements to Delaware law, and a vote in favor of the Reincorporation is also approval of such amendments to the indemnification agreements. In particular, the indemnification agreements will be amended to include within their purview future changes in Delaware law which expand the permissible scope of indemnification of directors and officers of Delaware corporations.

      Currently, there are no actions pending against officers or directors of the Company in their capacities as such.

      The indemnification and limitation of liability provisions of California law, and not Delaware law, will apply to actions of the directors and officers of the Company made prior to the proposed
Reincorporation.

      INSPECTION OF SHAREHOLDERS LIST

      Both California and Delaware law allow any shareholder to inspect the shareholders' list for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons holding an aggregate of five (5) or more of a corporation's voting shares, or shareholders holding an aggregate of one percent (1%) or more of such shares who have filed a Schedule 14A with the SEC relating to the election of directors. Delaware law does not provide for any such absolute right of inspection, and no such right is granted under the Ampersand Certificate or Bylaws. Lack of access to Ampersand stockholder records even though unrelated to the stockholder's interest as a stockholder, could result in impairment of the stockholder's ability to coordinate opposition to management proposals, including proposals with respect to a change in control of Ampersand.

      DIVIDENDS AND REPURCHASES OF SHARES

      California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus are retained under Delaware law.

      Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares) unless either the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution or, immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1.25 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 1.25 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

      Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared or for the preceding fiscal year, or both years, as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation.

      To date, the Company has not paid cash dividends on its capital stock. It is the present policy of the Board to retain earnings for use in the Company's business, and therefore, the Company does not anticipate paying cash dividends in the foreseeable future on its Common Stock, or after the proposed Reincorporation on the Ampersand Common Stock.

      SHAREHOLDER VOTING

      Both California and Delaware law generally require that a majority of the equity holders of both acquiring and target corporations approve statutory mergers. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger, and (c) the number of shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to the merger. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization, will own immediately after the reorganization equity securities constituting more than five-sixths (5/6) of the voting power of the surviving or acquiring corporation or its parent entity.

      Both California and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the voting shares of the corporation transferring such assets.

      With certain exceptions, California law also requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation which adversely affects a specific class of shares. Should Ampersand authorize and issue shares of a new class of capital stock, the holders thereof would vote with the holders of Ampersand Common Stock on proposals not adversely affecting the Ampersand Common Stock. In such event the holders of Ampersand Common Stock, if in the minority, would be unable to control the outcome of a vote, and, if in the majority, would be able to control the outcome of such a vote.

      California law also requires that holders of nonredeemable common stock receive nonredeemable common stock in a merger of the corporation with the holder of more than 50% but less than 90% of such common stock or its affiliate unless all of the holders of such common stock consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Delaware law does not parallel California law in this respect, particularly with the opt-out from Section 203 of the Delaware General Corporation Law.

      California law also provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing party of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to shareholders. This fairness opinion requirement does not apply to a corporation which does not have shares held of record by at least 100 persons, or to a transaction which has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least ten (10) days prior to the date of acceptance of the interested-party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent or proxy, or to withdraw any tendered shares. Delaware law has no comparable provision, and the stockholders of Ampersand might, therefore, be deprived of an opportunity to consider such other proposal.

      INTERESTED-DIRECTOR TRANSACTIONS

      Under both California and Delaware law, certain contracts or transactions in which one (1) or more of a corporation's directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Delaware law. Under California and Delaware law, (a) either the equity holders or the board of directors must approve any such contract or transaction after full disclosure of the material facts, and in the case of board approval the contract or transaction must also be "just and reasonable" (in California) or "fair" (in Delaware) to the corporation, or (b) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director.

      Under California law, if shareholder approval is sought, the interested director is not entitled to vote his shares at a shareholder meeting with respect to any action regarding such contract or transaction. If board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under Delaware law, if board approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even though less than a majority of a quorum). Therefore, certain transactions that the Company's Board might not be able to approve because of the number of interested directors, could be approved by a majority of the disinterested directors of Ampersand, although less than a majority of a quorum. The Company is not aware of any plans to propose any transaction involving directors of the Company which could not be so approved under California law but could be so approved under Delaware law.

      VOTING BY BALLOT

      California law provides that the election of directors may proceed in the manner described in a corporation's bylaws. The Company's Bylaws provide that the election of directors at a shareholders meeting may be by voice vote or ballot, unless prior to such vote a shareholder demands a vote by ballot, in which case such vote must be by ballot. Under Delaware law, the right to vote by written ballot may be restricted if so provided in the certificate of incorporation. The Ampersand Certificate provides that the election of directors need not be by ballot unless the Ampersand Bylaws so provide, which they do not. Therefore, Ampersand stockholders would not have the right to demand election by ballot.

      SHAREHOLDER DERIVATIVE SUITS

      California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may only bring a derivative action on behalf of the corporation if the stockholder was a stockholder of the corporation at the time of the transaction in question or his or her stock thereafter devolved upon him or her by operation of law.

      California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

      DISSENTERS' RIGHTS

      Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to dissenters' rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Under Delaware law, such dissenters' rights are not available (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation which are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares, or (c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger because the merger agreement does not amend the existing certificate of incorporation, each share of the surviving corporation outstanding prior to the merger is an identical outstanding or treasury share after the merger, and the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger and if certain other conditions are met.

      The limitations on the availability of dissenters' rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System generally do not have dissenters' rights unless the corporation or any law restricts the transfer of the shareholders' shares, or holders of at least five percent (5%) of the outstanding shares of that class claim the right to dissent. Dissenters' rights are unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths (5/6) of the voting power of the surviving or acquiring corporation or its parent entity. Because this would be the case in the proposed Reincorporation, under California law dissenters' rights are not available to shareholders of the Company with respect to the Reincorporation. California law does in general afford dissenters' rights in sale of asset reorganizations.

      DISSOLUTION

      Under California law, shareholders holding 50% or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors initiates the proposal to dissolve, the dissolution must be approved by stockholders holding 100% of the total voting power of the corporation. Only if the dissolution is initiated by the board of directors may it be approved by a simple majority of the corporation's stockholders. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with dissolutions. The Ampersand Certificate contains no such supermajority voting requirement, however, and a majority of shares voting at a meeting at which a quorum is present would be sufficient to approve a dissolution of Ampersand which had previously been initiated and approved by the Ampersand Board.

COMPLIANCE WITH CALIFORNIA AND DELAWARE LAW

      Following the Annual Meeting, if the Reincorporation is approved, the Company will submit the Merger Agreement to the respective offices of the Secretaries of State of California and Delaware for filing.

NO DISSENTERS' RIGHTS

      Neither California nor Delaware law affords the Company's shareholders dissenters' rights in connection with the Reincorporation.
See "Significant Differences Between the Corporation Laws of California and Delaware--Dissenters' Rights," above.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

      The following is a discussion of certain federal income tax considerations that may be relevant to holders of Company Common Stock who would receive Ampersand Common Stock in exchange for their Company Common Stock as a result of the Reincorporation. The discussion does not address all the tax consequences of the proposed Reincorporation that may be relevant to particular shareholders (such as dealers in securities, holders of stock options or those Company shareholders who acquired their shares upon the exercise of compensatory stock options) or holders of warrants to purchase shares of the Company Common Stock. Furthermore, no foreign, state or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

      Subject to the limitations, qualifications, and exceptions described herein, the Board believes that the proposed Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The following tax consequences should therefore generally result:

      (a) No gain or loss should be recognized by holders of Company Common Stock upon receipt solely of Ampersand Common Stock pursuant to the proposed Reincorporation;

      (b) The aggregate tax basis of the Ampersand Common Stock received by each Company shareholder in the Reincorporation should be equal to the aggregate tax basis of the Company Common Stock surrendered in exchange therefor; and

      (c) The holding period of the Ampersand Common Stock received by each Company shareholder should include the period for which such shareholder held the Company Common Stock surrendered in exchange therefor, provided that such Company Common Stock was held by such shareholder as a capital asset at the time of the Reincorporation.

      The Company has not requested a ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences of the proposed Reincorporation under the Code. A successful IRS challenge to the reorganization status of the Reincorporation would result in a shareholder recognizing gain or loss with respect to each share of Company Common Stock exchanged in the Reincorporation equal to the difference between that shareholder's basis in such share and the fair market value, as of the time of the Reincorporation, of the Ampersand Common Stock received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of Ampersand Common Stock received in the exchange would equal such fair market value, and such shareholder's holding period for such shares would not include the period during which such shareholder held Company Common Stock.

      Even if the proposed Reincorporation qualifies as a reorganization, a shareholder that exchanges Company Common Stock for Ampersand Common Stock in the Reincorporation would recognize gain to the extent the shareholder was treated as receiving (actually or constructively) consideration other than Ampersand Common Stock in exchange for such shareholder's Company Common Stock. In that event, the basis of the Ampersand Common Stock received by such a shareholder would be reduced by an amount equal to the fair market value of any such consideration received in the Reincorporation and increased to the extent of any gain recognized in connection therewith. All or a portion of such gain may be taxable as ordinary income.

CONVERSION OF NOTE

     If the Company's shareholders approve the proposed Reincorporation as well as the provision of the Ampersand Certificate authorizing 50,000,000 shares of Ampersand Common Stock, and in addition the Company receives at least $5,000,000 from certain debt or equity offerings, the note issued to Seaside Partners, LLP by the Company will automatically be converted into shares of Ampersand Common Stock. See "ELECTION OF DIRECTORS--Certain Transactions," above, and "INCREASE IN AUTHORIZED COMMON STOCK," below. Such conversion of the note would reduce the proportionate interest in Ampersand that each current shareholder of the Company would otherwise have after the Merger.

APPROVAL OF THE REINCORPORATION

      The affirmative vote of a majority of the outstanding shares of Company Common Stock entitled to vote is required to approve the Reincorporation, which approval will also constitute approval of the Merger Agreement, the Ampersand Certificate, and the Ampersand Bylaws. Shareholders owning approximately 61.2% of the shares of Common Stock outstanding have agreed to vote all of such shares to approve the Reincorporation (see "RATIFICATION OF THE TRANSACTIONS CONTEMPLATED BY THE EXCHANGE AGREEMENT AND THE CLAIMS AGREEMENT--The Stockholders Agreement," above).

      THE BOARD OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE REINCORPORATION AND THE ADOPTION OF THE MERGER AGREEMENT.


                               PROPOSAL NO. 4

                     INCREASE IN AUTHORIZED COMMON STOCK

      The Company Articles presently authorize the Company to issue 12,000,000 shares of Company Common Stock, of which all 12,000,000 shares were issued and outstanding as of March 31, 1999. The Board proposes that shareholders approve a provision in the Ampersand Certificate authorizing Ampersand to issue up to 50,000,000 shares of Ampersand Common Stock (the "Increase in Authorized Common Stock").

REASONS FOR INCREASING AUTHORIZED COMMON STOCK

      RAISING ADDITIONAL CAPITAL

      The Board believes that the Increase in Authorized Common Stock is needed to facilitate raising additional capital. In order for the Company to best realize its business objectives, and thereby best serve the interests of current shareholders, the Company may require funds for use in making acquisitions, paying technology licensing fees, conducting research and development, and covering general and administrative costs. The amount of funds the Company that may be required for these purposes could exceed the Company's currently available funds. The authorization of 50,000,000 shares of Ampersand Common Stock would make those shares available for
raising needed funds through stock issuances.   Such stock issuances could
be for cash, securities or other property, allowing Ampersand to respond flexibly to its future financial and capital requirements and to take advantage of favorable market conditions or business opportunities, including acquisitions.

      OTHER REASONS

      The Increase in Authorized Common Stock could also be beneficial for other reasons. Shares of Ampersand Common Stock could be issued in order to broaden the public ownership of, and enhance the market for, Ampersand Common Stock, should the Ampersand Board decide these are appropriate objectives in light of prevailing market conditions. Shares would also be available to be issued for other corporate purposes including in connection with stock splits or under employee benefit programs. Presently, neither the Board of the Company nor the Board of Ampersand has any plans for stock split or for a merger or other business combination in which shares of Ampersand Common Stock would be issued.

SHARES ISSUABLE AT AMPERSAND BOARD'S DISCRETION

      The shares of Ampersand Common Stock authorized pursuant to this Proposal would be, subject to the laws of the State of Delaware, issuable at the discretion of the Ampersand Board without in most cases the delays and expenses attendant to obtaining stockholder approval. To the extent required by Delaware law, stockholder approval would be solicited in the event shares of Ampersand Common Stock were to be issued in connection with a merger. No Ampersand stockholder will have any pre-emptive rights to purchase or subscribe for any shares of the Ampersand Common Stock made available by the Increase in Authorized Common Stock.

EFFECT OF ISSUANCE ON CURRENT SHAREHOLDERS

      The issuance of any of the shares of Ampersand Common Stock made available through the Increase in Authorized Common Stock, otherwise than on a pro rata basis to all stockholders of Ampersand, would reduce the proportionate interest in Ampersand that each current shareholder of the Company would otherwise have after the proposed Merger. On the other hand, such issuance could increase the book value per share of Ampersand Common Stock, depending on the terms of issuance. At the present time, except for the issuance of shares upon conversion of the Warrants issued to the former InPath Members, the Company does not know the terms under which the shares made available by the Increase in Authorized Common Stock would be issued. For a discussion of the effect which exercise of the Warrants would have on the Company's current shareholders, see "RATIFICATION OF THE TRANSACTIONS CONTEMPLATED BY THE EXCHANGE AGREEMENT AND THE CLAIMS AGREEMENT-The Exchange Agreement," above.

ANTI-TAKEOVER EFFECT

      Although the proposal to authorize 50,000,000 shares of Ampersand Common Stock is being made for the reasons stated above, the newly authorized shares also would be available for issuance by the Board of Directors without further stockholder approval in response to an actual or threatened takeover bid. The issuance of such shares could have the effect of diluting the stock ownership of persons seeking to obtain control of Ampersand and therefore have the effect of discouraging efforts to gain control of Ampersand in a manner not approved by the Ampersand Board. At the present time, the Board is not aware of any plans by any person to acquire the Company or Ampersand and the Increase in Authorized Common Stock was not designed or intended by the Board to discourage takeover efforts. Because the Increase in Authorized Common Stock may discourage some takeover attempts, Ampersand stockholders could be deprived of opportunities to sell their shares at an increased price that might result from a takeover attempt.

CONVERSION OF NOTE

     If the Company's shareholders approve the Increase in Authorized Common Stock, Seaside Partners, LLP will be able to exercise its option to convert the $500,000 convertible note issued to it by the Company under the Note Purchase Agreement. As described more fully above under "ELECTION OF DIRECTORS--Certain Transactions", that agreement permits Seaside Partners to convert the note's principal amount and interest into shares of Common Stock at any time after a sufficient number of shares have been authorized for issuance. The agreement further provides that the note will be converted automatically if certain other conditions are satisfied in addition to a sufficient number of shares becoming authorized. Conversion of the note would reduce the proportionate interest in Ampersand that each current shareholder of the Company would otherwise have after the proposed Merger. For a more complete discussion of the terms of note's conversion, see "ELECTION OF DIRECTORS--Certain Transactions," above.

INTEREST OF OFFICERS, DIRECTORS AND PRINCIPAL SHAREHOLDERS IN APPROVAL OF THIS PROPOSAL

      Because Mr. Gombrich and Northlea received Warrants under the Exchange Agreement, Mr. Gombrich and Dr. Abeles, who is General Partner of Northlea, have an interest in the approval by the Company's shareholders of the Increase in Authorized Common Stock, because its effectuation would cause the Warrants to become exercisable. See "RATIFICATION OF THE TRANSACTIONS CONTEMPLATED BY THE EXCHANGE AGREEMENT AND THE CLAIMS AGREEMENT-The Exchange Agreement," above. Mr. Gombrich is the Chairman of the Board and Chief Executive Officer of the Company, is a Nominee, and beneficially owns approximately 20.0% of the shares of Common Stock outstanding. Dr. Abeles is a Nominee and beneficially owns approximately
 .9% of the shares of Common Stock outstanding.

SEPARATE APPROVAL OF THE REINCORPORATION

      If the Company's shareholders do not approve this Proposal No. 4 but approve the Reincorporation, the Board may choose either not to proceed with the Reincorporation or to proceed with the Reincorporation, but after causing the Company, as sole stockholder of Ampersand, to amend the Ampersand Certificate so that the number of authorized shares of Ampersand Common Stock is the same as the number of authorized shares of Company Common Stock presently, 12,000,000.

APPROVAL OF THE INCREASE IN AUTHORIZED COMMON STOCK

      The affirmative vote of a majority of the outstanding shares of Company Common Stock entitled to vote is required to approve the Increase in Authorized Common Stock. Shareholders owning approximately 61.2% of the shares of Common Stock outstanding have agreed to vote all of such shares to approve an increase in authorized shares at least sufficient to permit the exercise of the Warrants issued to the InPath Members pursuant to the Exchange Agreement (see "RATIFICATION OF THE TRANSACTIONS CONTEMPLATED BY THE EXCHANGE AGREEMENT AND THE CLAIMS AGREEMENT--The Stockholders Agreement," above).

      THE BOARD OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE "FOR" THE APPROVAL AND ADOPTION OF THE INCREASE IN AUTHORIZED COMMON STOCK.

                               PROPOSAL NO. 5

               AUTHORIZATION OF "BLANK-CHECK" PREFERRED STOCK

GENERAL

      The Company's Articles presently do not authorize any class of equity securities other than the Company Common Stock. The proposed Ampersand Certificate would authorize the issuance by Ampersand of up to 5,000,000 shares of Preferred Stock, $.001 par value per share (the "Preferred Stock").

PRINCIPAL REASONS FOR AUTHORIZATION

      The Board believes that the authorization of the Preferred Stock would be in the best interests of Ampersand and its stockholders because this would make the shares available in connection with possible future transactions, such as financings, strategic alliances, acquisitions and other uses not presently determinable and as may be deemed to be feasible and in the best interests of Ampersand. In addition, the Board believes that it is desirable that Ampersand have the flexibility to issue shares of Preferred Stock without further stockholder action, except as otherwise provided by law.

      The Preferred Stock will have such designations, relative rights, preferences, qualifications, and limitations as may be determined by the Ampersand Board. Thus, if the Ampersand Certificate is approved, the Ampersand Board would be entitled to authorize the creation and issuance of up to 5 million shares of the Preferred Stock in one or more series with such relative rights, preferences, qualifications, and limitations as may be determined in the Ampersand Board's sole discretion, without further authorization by Ampersand's stockholders.

POSSIBLE DISADVANTAGES OF AUTHORIZATION

      It is not possible to determine the actual effect that the issuance of any series of the Preferred Stock would have on the rights of Ampersand stockholders until the rights of the holders of such series of Preferred Stock were determined by the Ampersand Board. However, such effects might include (i) restrictions on the payments of dividends to holders of the Ampersand Common Stock; (ii) dilution of voting power to the extent that the holders of shares of Preferred Stock are given voting rights; (iii) dilution of the equity interests and voting power if the Preferred Stock is convertible into Ampersand Common Stock; and (iv) restrictions upon any distribution of assets to the holders of the Ampersand Common Stock upon liquidation or dissolution and until the satisfaction of any liquidation preference granted to the holders of Preferred Stock. Stockholders of Ampersand will not have preemptive rights to subscribe for shares of Preferred Stock. The Ampersand Board would be required by Delaware law to make any determination to issue shares of Preferred Stock based upon its judgment as advisable and in the best interests of the stockholders of Ampersand.

ANTI-TAKEOVER EFFECTS

      The Ampersand Board could issue shares of Preferred Stock (within the limits imposed by applicable law) that could, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of Ampersand by means of a merger, tender offer, proxy contest or other means, when, in the judgment of the Ampersand Board, such action would be in the best interests of the stockholders and Ampersand. The issuance of shares of Preferred Stock could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company, for example, by the sale of Preferred Stock to purchasers favorable to the Ampersand Board. In addition, the Ampersand Board could authorize holders of a series of Preferred Stock to vote either separately as a class or with the holders of the Ampersand Common Stock on any merger, sale or exchange of assets by Ampersand or any other extraordinary corporate transaction. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares could also be used to dilute the stock ownership of a person or entity seeking to obtain control of Ampersand should the Ampersand Board consider the action of such entity or person not to be in the best interests of the stockholders and Ampersand. Such issuance of Preferred Stock could also have the effect of diluting the earnings per share and book value per share of the Ampersand Common Stock. At the present time, the Board is not aware of any plans by any person to acquire either the Company or Ampersand.

SEPARATE APPROVAL OF THE REINCORPORATION

      If the Company's shareholders do not approve this Proposal No. 5 but approve the Reincorporation, the Board may choose either not to proceed with the Reincorporation or to proceed with the Reincorporation, but after causing the Company, as sole stockholder of Ampersand, to amend the Ampersand Certificate so that, like the Articles of the Company, no shares of preferred stock would be authorized.

APPROVAL OF THE PREFERRED STOCK

      The affirmative vote of a majority of the outstanding shares of Company Common Stock entitled to vote is required to approve and adopt the authorization of the Preferred Stock. Shareholders possessing the power to vote approximately 61.2% of the shares of Common Stock outstanding have agreed to vote all of such shares to approve the authorization of shares of "blank-check" preferred stock (see "RATIFICATION OF THE TRANSACTIONS CONTEMPLATED BY THE EXCHANGE AGREEMENT AND THE CLAIMS AGREEMENT--The Stockholders Agreement," above).

      THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE "FOR" THE APPROVAL AND ADOPTION OF THE AUTHORIZATION OF THE PREFERRED STOCK.

                               PROPOSAL NO. 6

                  THE AMPERSAND 1999 EQUITY INCENTIVE PLAN

GENERAL

      The Board has adopted and recommends that the Company's shareholders approve the Ampersand Medical Corporation 1999 Equity Incentive Plan (the "Equity Incentive Plan" or "Plan"), a copy of which is attached to this Proxy Statement as Appendix F. The purpose of the Equity Incentive Plan is to benefit the Company by enabling it to offer to certain present and future directors, executives, key personnel and consultants stock-based incentives and other equity interests in the Company, thereby giving them a stake in the growth and prosperity of the Company and encouraging them to continue in the service of the Company or affiliated companies. The Board believes that the Plan will be of substantial benefit to the Company and its stockholders because it will allow the Company to reward its key employees in a manner that closely aligns the interests of management with the interests of stockholders.

PROVISIONS OF THE PLAN

      The Equity Incentive Plan will allow the Company to grant awards of incentive stock options, nonqualified stock options, restricted stock (subject to time-based or performance-based vesting), stock appreciation rights (either freestanding or in tandem with stock options), performance shares and performance units. Payment of stock appreciation rights and performance units or performance shares may be made in the form of shares or cash, as determined by the Compensation and Stock Option Committee (the "Committee") of the Board, a committee to be appointed after the Plan is approved.

      The Equity Incentive Plan will be administered by the Committee, which may make awards encompassing a total of not more than 2 million (2,000,000) shares of Common Stock. Such shares may be either authorized and unissued shares or shares held in or acquired for the treasury of the Company. If shares are not issued when an award is exercised or paid because, for example, the exercise price of an option is paid for by having shares withheld or a performance award is paid in cash, or if an option lapses or expires or is forfeited, terminated or canceled unexercised as to any shares, or if a stock appreciation right or restricted stock award is made in the form of cash, then such shares will again be available for the purpose of new awards under the Equity Incentive Plan. If there is any change in the capitalization of the Company, such as a stock split or dividend, or a merger, consolidation, or reorganization with another company, or any other relevant change in the capitalization of the Company, the Committee may make an appropriate adjustment in the number and class of shares available for awards and the number and class of and/or price of shares subject to outstanding awards, to prevent dilution or enlargement of rights.

      Awards under the Equity Incentive Plan may be made to consultants, officers, non-employee directors, and certain key employees, of the Company and its affiliated entities and majority-owned subsidiaries. The maximum number of shares subject to options that may be granted in a single fiscal year to an individual is five hundred thousand (500,000). The maximum number of shares of restricted stock intended to qualify for the performance-based exception to the tax-deductibility limitations under I.R.C. Section 162(m) issuable in a single fiscal year to an individual is four hundred thousand (400,000). The maximum payout with respect to awards of performance shares or performance units intended to comply with the performance-based exception that may be granted in a single fiscal year to an individual is the fair market value of four hundred thousand (400,000) shares.

      The Committee will have the discretion to specify the extent to which awards expire in the event of voluntary or involuntary termination of employment or in the event of violation of any duty not to compete or not to disclose confidential Company information. The Committee also will have the discretion to make stock options and other awards transferable (for example, to family members). The Committee may require or permit a participant to defer receipt of the payment of cash or delivery of shares that would otherwise be due upon exercise of an option or the satisfaction of any restrictions or performance requirements.

      The exercise price of stock options granted under the Equity Incentive Plan is determined by the Committee, but it may not be less than the fair market value of the stock on the date the option is granted.
"Fair market value" is determined on the basis of the average of the closing bid and asked prices for the Ampersand Common Stock on the Over-the-Counter Bulletin Board over the ten (10) preceding trading days, unless the Ampersand Common Stock has become listed on the Nasdaq SmallCap Market or a comparable market system, in which case it is determined on the basis of the closing sale price of the Ampersand Common Stock. The Committee does not have the authority to reduce the exercise price of any option after the date of grant or to permit the surrender and cancellation of an option and to grant a replacement option at a lower exercise price without obtaining stockholder approval. The full exercise price must be paid at the time of exercise either in cash, by tendering previously acquired shares, by withholding shares, or by a combination of the above. The Committee may also allow cash-less exercises. In connection with the exercise of options, the Committee may make loans to optionees in its discretion, subject to certain terms and conditions not inconsistent with the Equity Incentive Plan. Such loans may bear interest at rates determined by the Committee or may be without interest. No such loan may exceed the fair market value of the shares covered by the option, or portion thereof, exercised by the optionee. No loan shall have an initial term exceeding two (2) years, but such loans may be renewable at the discretion of the Committee. Such loans shall be secured by a pledge of shares of the optionee having a fair market value at least equal to 150% of the principal amount of the loan.

      Options granted under the Equity Incentive Plan shall expire at such time as the Committee shall determine, but not later than the tenth (10th) anniversary of the date of grant unless otherwise designated by the Committee at the time of the grant. Options granted under the Equity Incentive Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall approve, which need not be the same for each grant or for each participant. The Committee may impose such restrictions on shares acquired upon the exercise of an option as it deems advisable.

      The Committee may grant stock appreciation rights at any time it determines, and has complete discretion in determining the number of stock appreciation rights to be granted to each participant and in determining the terms and conditions pertaining to the stock appreciation rights, subject to the provisions of the Equity Incentive Plan.

      Grants of restricted stock may be made by the Committee, subject to the terms and provisions of the Equity Incentive Plan, at any time in such amounts as the Committee shall determine. Each such grant shall be subject to a period of restriction (which shall not be less than three (3) years for time-based restrictions), and may be subject to other restrictions, including but not limited to restrictions based on the achievement of specific performance goals and time-based restrictions on vesting. Voting rights and rights to receive dividends or other distributions may be determined by the Committee.

      Grants of performance units and performance shares may be granted in such amounts and upon such terms and at such times as shall be determined by the Committee, subject to the terms of the Equity Incentive Plan.

      Under the Equity Incentive Plan, upon a change in control of the Company, options and stock appreciation rights shall become immediately exercisable, and shall remain exercisable throughout their entire term, any period of restriction and other restrictions on restricted stock shall lapse, and the maximum payout opportunities attainable under all outstanding awards of performance units or performance shares shall be deemed to have been fully earned for the entire performance period as of the effective date of the change in control, and the vesting of such awards shall be accelerated as of the effective date of the change in control.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

      The federal income tax consequences of the issuance and exercise of options under the Equity Incentive Plan depend on the nature of the options granted. Under the applicable provisions of the Internal Revenue Code, no tax will be payable by the recipient of a nonqualified option at the time of grant. Upon exercise of a nonqualified option, the excess of the fair market value of the shares with respect to which the option is exercised over the total option price of such shares will be treated for federal tax purposes as ordinary income. Any profit or loss realized on the sale or exchange of any share actually received will be treated as a capital gain or loss. The Company will be entitled to deduct the amount, if any, by which the fair market value on the date of exercise of the shares with respect to which the option was exercised exceeds the exercise price. With respect to an incentive stock option ("ISO"), generally, no taxable gain or loss will be recognized when the option is exercised (if the appreciation rights election is not made). ISO's exercised more than three (3) months after termination of employment will be taxed in the same manner as nonqualified options described above. Generally, upon exercise of an ISO, the difference between the fair market value and the exercise price will be an item of tax preference for purposes of the alternative minimum tax.

      If the shares acquired upon the exercise of an ISO are held for at least one (1) year, any gain or loss realized upon their sale will be treated as long-term capital gain or loss. The Company will not be entitled to a deduction. If the shares are not held for the one-year (1-year) period, ordinary income will be recognized in an amount equal to the difference between the amount realized on the sale and the price paid for the shares to the extent the exercise price exceeded the grant price. Remaining gain, if any, would be capital gain. The Company will be entitled to a deduction equal to the amount of any ordinary income so recognized. If the shares are not held for the one-year (1-year) period and the amount realized upon sale is less than the grant price, such difference will be a capital loss.

EFFECTIVE PERIOD OF THE PLAN

      Subject to shareholder approval, the Equity Incentive Plan will be effective as of ________ ___, 1999. No awards may be made under the Plan on or after _______ ___, 2009.

AMENDMENT OR TERMINATION OF THE PLAN

      The Board may amend or terminate the Equity Incentive Plan in whole or in part at any time, subject to any requirement of stockholder approval imposed by any applicable law, rule or regulation. No amendment, modification or termination of the Equity Incentive Plan shall adversely affect in any material way any award previously granted under the plan, without the written consent of the holder of the award.

OTHER INFORMATION

      On April 28, 1999, the closing bid and asked prices of a share of Common Stock on the Over-the-Counter Bulletin Board, as reported by the National Quotation Bureau, were $0.25 and $0.50, respectively. It is not possible to determine the amount and type of awards that will be made under the Equity Incentive Plan, or to state the amount and type of awards which would have been made in 1998 had the Equity Incentive Plan been in effect, because such determinations are within the discretion of the Committee, based on such factors as they deem pertinent in selecting participants under the Equity Incentive Plan and establishing awards.

APPROVAL OF THE AMPERSAND 1999 EQUITY INCENTIVE PLAN

      The affirmative vote of the majority of the outstanding shares of Common Stock is required to approve the Ampersand 1999 Equity Incentive Plan.

      THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE AMPERSAND 1999 EQUITY INCENTIVE PLAN.


                               PROPOSAL NO. 7

               THE AMPERSAND 1999 EMPLOYEE STOCK PURCHASE PLAN

GENERAL

      The Board has adopted and recommends that the Company's shareholders approve the Ampersand Medical Corporation 1999 Employee Stock Purchase Plan (the "Purchase Plan"), a copy of which is attached to this Proxy Statement as Appendix G. The purpose of the Purchase Plan is to provide eligible employees of the Company with the opportunity to increase their stake in the success of the Company by buying Common Stock from the Company on favorable terms and paying for the purchases through periodic payroll deductions. The Board believes that by giving employees a stake in the success of the Company, the Purchase Plan will give employees an increased incentive to work for the Company's success and thereby benefit the Company's shareholders.

PROVISIONS OF THE PURCHASE PLAN

      The Purchase Plan will be administered by a committee of the Board comprised of two or more non-employee directors appointed by the Board (the "Purchase Plan Committee"). All policy and interpretive decisions related to the Purchase Plan will be made by the Purchase Plan Committee, and its decisions will be final and binding on all persons.

      Each employee of the Company (including officers), whose customary employment with the Company exceeds twenty (20) hours per week for more than five (5) months in any calendar year, is eligible to participate in the Purchase Plan after six (6) months of employment; provided, however, that no employee will be granted the right to purchase stock under the Purchase Plan (i) to the extent that, immediately after electing to purchase such stock, such employee would own five percent (5%) of either the voting power or value of all classes of stock of the Company, or (ii) to the extent that his or her rights to purchase Common Stock under all employee stock purchase plans of the Company accrues at a rate which exceeds $25,000 worth of Common Stock (determined at the fair market value of the shares as of the beginning of the offering period during which such stock is purchased) for each calendar year.

      The Purchase Plan is implemented through a series of overlapping offering periods twenty-four (24) months in duration, with a new offering period commencing on January 1 and July 1 of each year. Each offering period is divided into four (4) accumulation periods which each last six
(6) months. To participate in the Purchase Plan, each eligible employee must authorize payroll deductions pursuant to the Purchase Plan. Such payroll deductions may not exceed 15% of a participant's compensation. Compensation is defined as total cash compensation from the Company, including salaries, wages, bonuses, incentive compensation, commissions, overtime pay and shift premiums, plus any pre-tax contributions by the employee to any 401(k) or cafeteria benefit plan. Once an employee becomes a participant in the Purchase Plan, Common Stock will automatically be purchased under the Purchase Plan at the end of each accumulation period, unless the participant withdraws or terminates employment earlier, and the employee will automatically participate in each successive offering period until the employee withdraws from the Purchase Plan or the employee's employment with the Company terminates.

      The purchase price per share at which shares will be sold in an offering under the Purchase Plan is 85% of the lower of either the fair market value of a share of Common Stock on the last trading day of the accumulation period or the fair market value of a share of Common Stock on the last trading day before the commencement of the applicable offering period. Generally, the fair market value of the Common Stock on a given date is the average of the closing bid and asked prices for a share of Common Stock on the Over-the-Counter Bulletin Board over the ten (10) trading days occurring immediately prior to such date, unless the Common Stock is listed on the Nasdaq System or a stock exchange, in which case the fair market value equals the closing sale price of the Common Stock reported on the Nasdaq System or such stock market on such date.

      The purchase price of the shares is accumulated by payroll deductions throughout each accumulation period. The number of shares of Common Stock a participant may purchase in each accumulation period during an offering period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation during that offering period by the purchase price; provided, however, that a participant may not purchase more than 30,000 shares each accumulation period. During the offering period, a participant may decrease or increase the rate of payroll deduction or may discontinue his or her participation in the Purchase Plan.

      All payroll deductions made for a participant are credited to the participant's account under the Purchase Plan, are withheld in whole percentages only, and are included with the general funds of the Company. Funds received by the Company pursuant to exercises under the Purchase Plan are also used for general corporate purposes. A participant may not make any additional payments into his or her account.

      A participant may terminate his or her participation in the Purchase Plan at any time by filing a withdrawal form with the Company. In such event, the payroll deductions credited to a participant's account will be returned, without interest, to such participant. Payroll deductions will not resume unless a new enrollment form is delivered in connection with a subsequent offering period.

      Termination of a participant's employment for any reason, including death, cancels his or her participation in the Purchase Plan immediately. In such event the payroll deductions credited to the participant's account will be returned without interest to such participant, his or her designated beneficiaries, or the executors or administrators of his or her estate.

      In the event of any increase or decrease in the number of outstanding shares of Common Stock that is effected without receipt of consideration by the Company, such as would result from a stock split, stock dividend, combination or reclassification of the Common Stock, proportionate adjustments will be made by the Purchase Plan Committee in the shares subject to purchase, the 30,000-share limitation, and the price per share under the Purchase Plan. In the event of a sale of all or substantially all of the assets of the Company, or the merger of the Company with another corporation, the offering and accumulation periods then in progress will terminate and shares will be purchased, unless the Purchase Plan is assumed by such successor corporation or its parent corporation. In the event of liquidation or dissolution of the Company, the offering periods then in progress will terminate immediately prior to the liquidation or dissolution.

      The Board may at any time and for any reason amend or terminate the Purchase Plan. Stockholder approval for amendments to the Purchase Plan will be obtained in such a manner and to such a degree as required to comply with all applicable laws or regulations.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

      The following brief summary of federal income tax consequences for the participant and the Company with respect to the shares purchased under the Purchase Plan does not purport to be complete, and does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

      The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code. Under this provision, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon how long the shares were held by the participant. If the shares are sold or otherwise disposed of more than two (2) years from the first day of the applicable offering period and one (1) year from the date of purchase, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period. Any additional gain will be treated as long-term capital gain.

      If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term, mid-term or short-term capital gain or loss, depending on the holding period. The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant, except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

OTHER INFORMATION

      A total 200,000 shares of Common Stock will be reserved for issuance under the Purchase Plan. As of April 28, 1999, the closing bid and asked prices of a share of Common Stock on the Over-the-Counter Bulletin Board, as reported by the National Quotation Bureau, were $0.25 and $0.50, respectively. It is not possible to determine the number and value of shares which will be issued under the Purchase Plan or to state the number of shares which would have been issued under the Purchase Plan in 1998 had the Purchase Plan been in effect, because such determinations depend on contribution elections made by Purchase Plan participants as well as the market value of the Common Stock.

APPROVAL OF THE AMPERSAND EMPLOYEE STOCK PURCHASE PLAN

      The affirmative vote of the majority of the outstanding shares of Common Stock is required to approve the Ampersand Employee Stock Purchase Plan.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE AMPERSAND 1999 EMPLOYEE STOCK PURCHASE PLAN.


                               PROPOSAL NO. 8

             RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The firm of Ernst & Young LLP, the Company's independent auditors for the fiscal year ended December 31, 1998, was selected by the Board to act in the same capacity for the fiscal year ending December 31, 1999. Neither the firm nor any of its members has any relationship with the Company or any of its affiliates except in the firm's capacity as the Company's auditor. The Board is asking for ratification of such appointment of auditors by the Company's shareholders.

      It is not expected that any representatives of Ernst & Young LLP will be present at the Annual Meeting. However, in the event that a representative of Ernst & Young LLP is present at the Annual Meeting, such representative will have the opportunity to speak if they so desire and to respond to appropriate questions from shareholders.

APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

      If the Company's shareholders do not approve the appointment of Ernst & Young LLP, the Board of the Company would reconsider the appointment. In view of the difficulty and expense involved in changing independent auditors on short notice, if the appointment is not approved, it is contemplated the appointment for 1999 will be permitted to stand unless the Board finds other compelling reasons for making a change. Disapproval of the appointment will be considered as advice to the Board to select other independent auditors for the following year.

      THE BOARD OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.

                                OTHER MATTERS

      To the best of the knowledge of the Board, there are no other matters which are to be acted upon at the Annual Meeting. If such matters arise, the signed proxy card confers discretionary authority on the proxy holders designated therein to vote with respect to such matters.

                  INCORPORATION OF INFORMATION BY REFERENCE

      The information in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, filed with the SEC, is incorporated by reference in this Proxy Statement.


                              By Order of the Board


                              /s/ Peter P. Gombrich
                              Peter P. Gombrich
                              Chairman of the Board and
                              Chief Executive Officer

                                 PROXY CARD
                                 ----------


                          BELL NATIONAL CORPORATION

                          900 NORTH FRANKLIN STREET
                                  SUITE 210
                          CHICAGO, ILLINOIS  60610
                                312-640-8810

         This Proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Shareholders to be held
                                May 25, 1999

      The undersigned hereby appoints Peter P. Gombrich and Theodore L. Koenig and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Bell National Corporation (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 900 North Franklin Street, Suite 210, Chicago, Illinois, on May 25, 1999, at 10:00 a.m. local time, and at any and all continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

=====================================================================

I PLAN TO ATTEND THE MEETING  Please sign exactly as your name appears hereon. If the stock is registered in the
                              names of two or more persons, each should
      YES         NO          sign. Executors, administrators, trustees,
                              guardians or attorneys-in-fact should add
                              their titles. If signer is a corporation,
                              please give full corporate name and have
                              a duly authorized officer sign, stating
DATE:  ____________________   title. If signer is a partnership,
                              please sign in partnership name by
                              authorized person.
___________________________
SIGNATURE


___________________________
SIGNATURE (if held jointly)
=====================================================================


               (Continued, and to be signed on the other side)

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1, AND FOR PROPOSALS 2-7, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTORS LISTED BELOW AND A VOTE FOR PROPOSALS 2-7.

                                                                For all
                                                               Nominees
                                                               Except as
                                        For      Withheld    Written Below
1.  Election of Directors              [  ]        [  ]          [  ]

Nominees: Peter P. Gombrich,
Denis M. O'Donnell, M.D.,
Alexander M. Milley,
Robert C. Shaw, John H. Abeles, M.D.
(Instruction:  To withhold authority
to vote for any nominee, write the
nominee's name in the space provided
below.)

----------------------------------------

2. Proposal to ratify the               For       Against       Abstain
transactions contemplated by the       [  ]        [  ]          [  ]
Stock and Membership Interest
Exchange Agreement and the Claims
Settlement Agreement.

3. Proposal to approve the              For       Against       Abstain
Reincorporation Merger Agreement.      [  ]        [  ]          [  ]

4. Proposal to approve the              For       Against       Abstain
provision of the Certificate of        [  ]        [  ]          [  ]
Incorporation of Ampersand
authorizing 50,000,000 shares
of Ampersand Common Stock.

5. Proposal to approve the              For       Against       Abstain
provision of the Certificate of        [  ]         [  ]         [  ]
Incorporation of Ampersand
authorizing 5,000,000 shares
of Ampersand Preferred Stock.

6. Proposal to approve the              For       Against       Abstain
Ampersand Medical Corporation          [  ]        [  ]          [  ]
1999 Equity Incentive Plan.

7. Proposal to approve the              For       Against       Abstain
Ampersand Medical Corporation          [  ]        [  ]          [  ]
1999 Employee Stock Purchase
Plan.

8 Ratification of appointment           For       Against       Abstain
of Ernst & Young LLP as                [  ]        [  ]          [  ]
independent auditors for 1999.

Please vote, date and promptly return this proxy in the enclosed envelope which is postage prepaid if mailed in the United States.

                                 APPENDIX A
                                 ----------


              STOCK AND MEMBERSHIP INTEREST EXCHANGE AGREEMENT
              ------------------------------------------------

      This Stock and Membership Interest Exchange Agreement (the "Agreement") is made as of the 4th day of December, 1998, by and among Bell National Corporation, a California corporation ("Bell"), InPath, LLC, a Delaware limited liability company ("InPath"), and Peter P. Gombrich, as an individual and as Trustee of the InPath, LLC Voting Trust ("Gombrich"); Theodore L. Koenig, as Trustee of each of The EAG Trust, The CMC Trust, The MDG Trust and The MSD Trust; William J. Ritger; AccuMed International, Inc., a Delaware corporation; Northlea Partners Ltd., a Colorado limited partnership; and Fred H. Pearson, as Trustee of Fred H. Pearson's Trust; Walter Herbst, as Trustee of the Sandra Herbst Trust; and Monroe Investments, Inc., an Illinois corporation (collectively, the "InPath Members").


                            W I T N E S S E T H:

      WHEREAS, Bell wishes to acquire the business of InPath;

      WHEREAS, InPath is in the business of developing and marketing certain medical diagnostic technology;

      WHEREAS, the InPath Members own all of the units of membership interest (the "Units") of InPath;

      WHEREAS, based upon the representations, agreements and warranties herein made by the parties and subject to the terms and conditions contained in this Agreement, the InPath Members wish to exchange the Units of InPath owned by them for shares of no par common stock of Bell (the "Stock") and warrants to purchase Stock in the form of Exhibit A attached hereto (the "Warrants"); and

      WHEREAS, it is the intent of the parties that after the consummation of the transactions contemplated herein, the InPath Members will own 50% of the Stock of Bell computed on a fully diluted basis;

      NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties, intending to be legally bound, agree as follows:


Article I.  EXCHANGE.

      1.1 EXCHANGE OF UNITS FOR STOCK AND WARRANTS. Subject to the terms and conditions set forth herein, as of the Closing Date (as defined in Article II) the InPath Members shall sell, assign and deliver to Bell, free and clear of any and all claims, liens, pledges, mortgages, security interests, charges, options, defaults, equities, rights of first refusal and other restrictions and other adverse claims ("Liens") all of their Units in InPath in exchange for the shares of Stock and Warrants set forth next to their names on Schedule 3.4, and Bell shall issue and deliver such Stock and Warrants free and clear of any and all Liens in exchange for Units. The number of shares of Stock issuable pursuant to the Warrants shall be subject to adjustment as provided in Sections 1.2 and 1.4.

      1.2 ANTI-DILUTION PROVISIONS. It is understood and agreed that after consummation of the transactions contemplated hereby, the InPath Members will own 50% of the issued and outstanding common stock of Bell computed on a fully diluted basis, subject to adjustment as set forth in
Section 1.4 and as provided herein. In the event Bell changes (or establishes a record date for changing) the number of shares of its Stock issued and outstanding prior to the Closing Date as a result of a stock split, stock dividend, recapitalization or similar transaction with respect to its outstanding Stock and the record date therefor shall be prior to the Closing Date, the number of shares of Stock and Warrants each InPath Member is entitled to receive under this Agreement shall be adjusted proportionately.

      1.3 DIRECTORS AND OFFICERS. At and as of the Closing Date, Bell shall take such actions as may be necessary and appropriate so that the directors and officers of Bell shall be as follows:

            (a)   The directors of Bell shall be:

                  Peter P. Gombrich
                  Thomas R. Druggish
                  Denis M. O'Donnell
                  Alexander M. Milley
                  Robert C. Shaw

            (b)   The officers of Bell shall be:

                  Peter P. Gombrich -      Chairman, Chief Executive
                                           Officer and Secretary
                  Leonard Prange -         President and Chief
                                           Financial Officer
                  Richard Domanik  -       Vice President and Chief
                                           Technology Officer
                  David M. Doolittle -     Vice President and Treasurer

      1.4   ADJUSTMENTS.  On or before the date one hundred and twenty
(120) days after the date hereof, Bell will identify all liabilities and obligations ("Liabilities") that would be required to be reflected on a balance sheet dated as of the Closing Date prepared in accordance with generally accepted accounting principles (the "Closing Balance Sheet"). Notwithstanding the foregoing, the Closing Balance Sheet shall specifically exclude the following Liabilities: (a) all legal and accounting expenses that relate to the transactions contemplated hereby, (b) all accounting expenses that relate to the audit of the 1998 calendar year, and (c) all expenses relating to any underfunding of the Payne Fabrics, Inc. pension plan or the 401(k) plan. If such liabilities identified on such Closing Balance Sheet exceed the sum of twenty five thousand dollars ($25,000) in the aggregate, the number of shares of Stock issuable pursuant to the Warrants will be increased by an amount equal to the quotient of (i) the amount of such Liabilities in excess of the sum of twenty five thousand dollars ($25,000), divided by (ii) nine hundred twenty-five thousand dollars ($925,000), multiplied by (iii) 7,464,640. The shares of Stock subject to each Warrant will be increased pro rata, based upon the Stock issuable to every Warrant holder. If the representation and warranty in
Section 5.12 is not true and correct as of the Closing Date, the amount of any shortfall in cash and cash equivalents of Bell shall be added to clause
(i) in the formula above.

Article II.  THE CLOSING.

      The closing of the issuance of the Stock and Warrants contemplated herein (the "Closing") will take place on December 4, 1998 at 10:00 a.m. local time, or such other time as the parties may mutually agree (the "Closing Date"). The issuance of additional Stock by Bell pursuant to the Warrants will take place on a date and at a time mutually selected by Milley and Gombrich, but in no event later than March 30, 1999 or such later date as is approved by Gombrich.

Article III.      REPRESENTATIONS AND WARRANTIES OF INPATH

      As a material inducement to Bell to enter into and perform this Agreement, InPath represents and warrants that:

      3.1 INPATH'S ORGANIZATION AND CORPORATE AUTHORITY. InPath is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to carry on its business as now conducted and to consummate the transactions contemplated by this Agreement. InPath maintains its principal place of business in Illinois. InPath has not failed to qualify as a foreign corporation to do business in any jurisdiction where failure to so qualify would have a material adverse effect on Inpath or its business.

      3.2 CERTIFICATE OF FORMATION AND OPERATING AGREEMENT. The copies of the Certificate of Formation of InPath and the Limited Liability Company Agreement of InPath, which have previously been furnished to Bell, are true, correct and complete copies.

      3.3 NO VIOLATION. Neither the execution and delivery by InPath of this Agreement or other agreements and instruments required by the provisions of this Agreement, nor consummation of the transactions herein or therein contemplated, nor compliance with the terms, conditions and provisions hereof or thereof will conflict with or violate any provision of law applicable to InPath or its Certificate of Formation or Limited Liability Company Agreement, or result in a violation or default in any provision of any regulation, order, writ, injunction or decree of any court or governmental agency or authority or except for a lease of office space, of any agreement or instrument to which InPath is party or by which InPath or any of its property is bound or to which InPath or any of its property is subject, or constitute a default thereunder or result in the imposition of any Lien whatsoever upon any of InPath's property pursuant to the terms of any such agreement or instrument.

      3.4 CAPITALIZATION. InPath has authorized 200,000 Units, of which 100,000 Units are presently issued and outstanding. There are no other classes of InPath equity securities, or rights to convert or to exercise into InPath equity securities, currently outstanding. There are no outstanding rights to purchase or pre-emptive rights of any kind affecting any Units, whether or not outstanding. Schedule 3.4, attached hereto, is a true and complete list of all holders of InPath Units.

      3.5 FINANCIAL STATEMENTS. InPath has heretofore delivered to Bell copies of InPath's unaudited balance sheet as of November 30, 1998 (the "InPath Financials"). The InPath Financials were prepared in accordance with generally accepted accounting principles applied on a consistent basis, and fairly present in all material respects the financial position of InPath as at the date thereof, subject to normal year-end adjustments and any other adjustments described therein except that the InPath Financials do not contain footnote disclosure. As of the date of the InPath Financials, there were no material liabilities of InPath of any kind, contingent or otherwise, other than liabilities disclosed or provided for in the InPath Financials. The InPath Financials reflect or provide for all claims against and all debts and liabilities of InPath as of the date hereof, whether absolute, accrued, contingent or otherwise in accordance with generally accepted accounting principles. InPath has no knowledge of any circumstance, condition, event or arrangement that may hereafter give rise to any other liability of InPath, other than in the ordinary course of business.

      3.6 NO ADVERSE CHANGE. Since October 31, 1998, (a) there has been no material adverse change in the financial condition, results of operation, assets, liabilities or business of InPath, and InPath is not aware of any fact or condition particularly related to InPath which it reasonably believes is likely to cause any such change at any time in the future; (b) there have been no distributions with respect to Units paid or declared by InPath; (c) the physical properties owned or leased by InPath have not suffered any destruction or damage, regardless of whether or not the loss suffered was insured, that would materially and adversely affect InPath's business; and (d) there has been no incurrence of any material liability other than in the ordinary course of business consistent with past practice.

      3.7 SUBSIDIARIES. InPath has no subsidiaries. InPath does not own, directly or indirectly, any of the capital stock of any corporation, association, trust or similar entity, any interest in the equity of any partnership, limited liability company or similar entity, any share in any joint venture, or any other equity or proprietary interest in any entity or enterprise, however organized and however such interest may be denominated or evidenced.

      3.8 TAXES. InPath has filed all federal, state, local and other tax returns which are required to be filed by it and which were due prior to the date of this Agreement and has paid all taxes shown thereon, including without limitation all taxes on properties, income, licenses, sales and payrolls. All federal, state, local and other taxes accruable since the end of the respective periods covered by such returns and up to the date hereof and the Closing Date have or will have been paid or accrued on the books of InPath. Any tax returns of InPath delivered to Bell are true, accurate and complete, and fairly present the information purported to be shown therein, and reflect all the tax liabilities of InPath for the
periods covered thereby.   The amount reflected in the InPath Financials as
a provision for taxes as of the date thereof is sufficient for the payment of all accrued and unpaid federal, state and local taxes of InPath, whether or not disputed, for such period stated and for all periods prior thereto or arising out of transactions entered into or any state of facts existing on or prior to such date.

      No federal income tax returns of InPath have been audited by the Internal Revenue Service. No federal or state tax liabilities have been assessed or proposed which remain unpaid. There is no basis upon which any assessment for any amount of additional taxes could be made.

      The present taxes which InPath is required by law to withhold or collect have been withheld or collected and have been paid over to the proper governmental authorities or are properly held by InPath for such payment, and all withholdings, collections or other payments due in connection therewith as of the date of the InPath Financials, are fully reflected in the InPath Financials as at such date and for the period then ended. All such taxes are and will be so withheld, collected, paid over or held for payment as of the date of this Agreement and the Closing. No waivers of statutes of limitations with respect to any tax returns of InPath nor extensions of time for the assessment of any tax have been given which are now in effect.

      Neither InPath nor any InPath Member has taken or will take any action other than in the ordinary course of business and other than the transactions to occur pursuant to this Agreement which would create a tax liability of InPath that would become such on or after the Closing Date.

      3.9 INTERESTS OF OFFICERS. Except as previously disclosed to Bell, and except for normal advances for business expenses incurred in the ordinary course of business, no officer, director, or InPath Member nor any affiliate of any of the foregoing parties has any loan or other obligation outstanding to or from InPath or for which InPath is or may be liable under guaranty or otherwise, or has any material interest in any firm, person or entity with which InPath has entered into any contract or lease, or with which InPath does business.

      3.10 PROPERTY. InPath has good and marketable title to its interests in all real and personal property owned by it and reflected on the InPath Financials, and property leased or licensed by InPath, free and clear of all Liens.

      All leases and licenses to which InPath is a party are in good standing and are valid and effective in accordance with their respective terms, and except for the need to obtain certain insurance under a lease for office space, there is not under any such lease or license any existing default or event which with notice or lapse of time or both would become a default. All personal property of InPath has been properly maintained and is in good order and repair and is operable and fit to be used for its intended purposes.

      3.11 INTELLECTUAL PROPERTY. InPath owns or has a valid license to use all of its intellectual property rights disclosed in Schedule 3.11 and is not infringing on intellectual property rights of others. Without limiting the generality of the foregoing: InPath's point-of-care diagnostic products currently being developed or contemplated are within "LICENSEE'S PROTECTED BUSINESS," and excluded from "ACCUMED'S PROTECTED BUSINESS," within the meaning of InPath's Patent and Technology License Agreement with AccuMed International, Inc.

      3.12 MATERIAL CONTRACTS; DEFAULTS. Inpath has previously delivered to Bell a list of all of InPath's Material Contracts. Each such Material Contract is in full force and effect and constitutes a valid and binding obligation of InPath and to InPath's knowledge, each other party thereto. InPath has delivered a true and complete copy of each Material Contract to Bell. InPath has not breached any of its Material Contracts, and InPath has no knowledge of any default by any other party to any such Material Contract or any condition which, with the giving of notice or passage of time, or both, could reasonably be expected to constitute a default by any party thereto. For purposes hereof, "Material Contract" shall mean any agreement, contract, arrangement, commitment or understanding (wither written or oral) (i) that is a "material contract" within the meaning of
Item 601(b)(10) of SEC Regulation S-K, or (ii) that materially restricts the conduct of business by InPath, or (iii) any other contract, agreement, commitment, lease or other instrument that cannot be terminated within one year or that involves an amount in excess of $10,000.

      3.13 LITIGATION. There are no actions, suits or proceedings, pending, or, to the knowledge of InPath, after due inquiry, threatened before any court, arbitrator, commission, agency or other administrative authority against, or affecting, InPath or its businesses or properties, or which would interfere with the marketing of InPath's services or products or the transactions contemplated by this Agreement, and InPath is not the subject of any order or decree.

      3.14 EMPLOYEE BENEFIT PLANS. InPath maintains, sponsors and/or contributes to no Employee Benefit Plans, as defined in Section 3(3) of ERISA, nor has it ever done so.

      3.15 FINDER'S FEE. Neither InPath nor any InPath Member has incurred any obligation of any kind whatsoever to any party for a finder's or broker's fee in connection with the transactions contemplated by this Agreement.

      3.16 NO PRACTICES IN VIOLATION OF LAW. Neither InPath nor any InPath Member by, on behalf of or for the benefit of InPath, has engaged in or is now engaging in any act, conspiracy or course of conduct in violation of any applicable federal or state law which is likely to result in a materially adverse change in the financial condition, results of operation, assets, liabilities or business of InPath, and has not received any notice, claim or protest that it is now or has heretofore been so engaged.

      3.17 AUTHORITY. InPath has full right, power and authority to execute, deliver and perform this Agreement, all other proper corporate actions of InPath's Board of Directors, Managers and Members authorizing the execution, delivery and performance hereof and thereof having been taken. This Agreement has been duly executed and delivered by InPath and constitutes a valid and legally binding obligation of InPath, enforceable against InPath in accordance with its terms, subject, as to enforcement, to bankruptcy, reorganization and other laws affecting the enforcement of creditors' rights generally from time to time in effect and to judicial discretion in accordance with general equitable principles. There are pending no proceedings or actions to dissolve or liquidate InPath.

      3.18 CONSENTS AND APPROVALS. No consents or approvals of, or filings or registrations with, any governmental authority or with any third party are required to be made or obtained by InPath in connection with the execution, delivery or performance by InPath of this Agreement or to enter into this Agreement or consummate any of the transactions contemplated herein.

      3.19  ENVIRONMENTAL MATTERS.

             (a) InPath has complied at all times with applicable Environmental Laws; (i) no real property (including buildings or other structures) currently or formerly owned, leased or operated by it has been contaminated with, or has had any release of, any Hazardous Substance;
(ii) InPath is not subject to liability for any Hazardous Substance disposal or contamination on any third party property; (iii) InPath has not received any notice, demand letter, claim or request for information alleging any violation of, or liability under, any Environmental Law;
(iv) InPath is not subject to any order, decree, injunction or other agreement with any governmental authority or any third party relating to any Environmental Law; (v) to the best of InPath's knowledge, there are no circumstances or conditions (including the presence of asbestos, underground storage tanks, lead products, polychlorinated biphenyls, prior manufacturing operations, dry-cleaning, or automotive services) involving InPath, or any currently or formerly owned or operated property, that could reasonably be expected to result in any claims, liability or investigations against InPath or result in any restrictions on the ownership, use, or transfer of any property pursuant to any Environmental Law; and (vi) InPath has delivered to Bell copies of all environmental reports, studies, sampling data, correspondence, filings and other environmental information in its possession or reasonably available to it relating to itself and any currently or formerly owned, leased or operated property.

             (b) As used herein, the term "Environmental Law" means any federal, state or local law, regulation, order, decree, permit, authorization, opinion, common law or agency requirement relating to:
(i) the protection or restoration of the environment, health, safety, or natural resources, (ii) the handling, use, presence, disposal, release or threatened release of any Hazardous Substance or (iii) noise, odor, wetlands, indoor air, pollution, contamination or any injury or threat of injury to persons or property in connection with any Hazardous Substance and the term "Hazardous Substance" means any substance in any concentration that is: (i) listed, classified or regulated pursuant to any Environmental Law; (ii) any petroleum product or by-product, asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, radioactive materials or radon; or (iii) any other substance which is or may be the subject of regulatory action by any governmental authority in connection with any Environmental Law.

Article IV.  REPRESENTATIONS OF THE INPATH MEMBERS.

      As a material inducement to Bell to enter into and perform this Agreement, the InPath Members represent and warrant that:

      4.1 TITLE TO UNITS. Each InPath Member owns the number of Units listed opposite his name in Schedule 3.4, free and clear of any and all Liens. Such Units in the aggregate constitute all of the issued and outstanding Membership Interests in InPath.

      4.2 AUTHORITY. The InPath Members have full legal capacity, right, power and authority to execute, deliver and perform this Agreement and to cause InPath to approve the execution of this Agreement. This Agreement has been duly executed and delivered by the InPath Members and constitutes the valid and legally binding obligation of each of them, enforceable against each of them in accordance with its terms, subject, as to enforcement, to bankruptcy, reorganization and other laws affecting the enforcement of creditors' rights generally from time to time in effect and to judicial discretion in accordance with general equitable principles.

      4.3 NO VIOLATION. Neither the execution and delivery by the InPath Members of this Agreement or other agreements and instruments required by the provisions of this Agreement, nor consummation of the transactions herein or therein contemplated, nor compliance with the terms, conditions and provisions hereof or thereof will conflict with or violate any provision of law applicable to any of the InPath Members or if applicable, their organizational documents, or result in a violation or default in any provision of any regulation, order, writ, injunction or decree of any court or governmental agency or authority or of any agreement or instrument to which any of the InPath Members is party or by which any of the InPath Members or any of their property is bound or to which any of the InPath Members or any of their property is subject, or constitute a default thereunder or result in the imposition of any Lien upon any of the InPath Members' property pursuant to the terms of any such agreement or instrument.

      4.4 INVESTMENT REPRESENTATIONS. (i) The Stock and Warrants to be issued to the InPath Members hereunder (the "InPath Members Securities") are being acquired for the InPath Members' own account for investment purposes only and without any present intention to sell, transfer or otherwise dispose of the same (except in compliance with clause (v) hereof); (ii) the InPath Members have such knowledge and experience in financial matters that they are capable of evaluating the merits and risks of their investment in the InPath Members Securities; (iii) the InPath Members understand that the InPath Members Securities have not been registered or qualified under the Securities Act of 1933, as amended (the "Securities Act") or any securities laws of any state of the United States ("Blue Sky Laws"); (iv) the InPath Members are fully informed as to the applicable limitations upon any distribution or resale of the InPath Members Securities under such Securities Act and Blue Sky Laws and that the InPath Members Securities may not be distributed or resold if such distribution or resale would constitute a violation of the Securities Act or Blue Sky Laws; and (v) the InPath Members will not sell, transfer, assign, pledge or otherwise distribute any of the InPath Members Securities unless (a) there is an effective registration statement under the Securities Act and Blue Sky Laws covering such InPath Members Securities,
(b) such sale, transfer, assignment, pledge or other distribution is exempt from the registration or qualification requirements of the Securities Act and Blue Sky Laws or (c) the Securities Act and Blue Sky Laws are inapplicable to such transaction. In connection with the foregoing, the InPath Members agree and consent to the inclusion on the certificate(s) representing the InPath Members Securities of the following legend:

      "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN TAKEN BY THE ISSUEE FOR INVESTMENT PURPOSES. SAID SECURITIES MAY NOT BE SOLD OR TRANSFERRED
(a) UNLESS THEY HAVE BEEN REGISTERED UNDER SAID ACT, OR (b) UNLESS SUCH REGISTRATION IS EXPRESSLY WAIVED BY THE COMPANY, OR THE TRANSFER AGENT (OR THE COMPANY, IF THEN ACTING AS ITS TRANSFER AGENT) IS PRESENTED WITH A WRITTEN OPINION SATISFACTORY TO COUNSEL FOR THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE CIRCUMSTANCES OF SUCH SALE OR TRANSFER."

      The foregoing may be relied upon by Bell and also by: (i) Bell's counsel on the date hereof, Berlack, Israels and Liberman LLP, New York, New York, in connection with any opinion or other letter that they may deliver in respect of the issuance and delivery of any of the InPath Members Securities, and (ii) the Company's transfer agent, Continental Stock Transfer & Trust Company, in connection with their effectuation of such issuance and delivery.

Article V.  REPRESENTATIONS AND WARRANTIES OF BELL.

      As a material inducement to InPath and the InPath Members to enter into and perform this Agreement, Bell represents and warrants that:

      5.1 BELL'S ORGANIZATION AND CORPORATE AUTHORITY. Bell is a corporation duly organized, validly existing and in good standing under the laws of the State of California, with full power and authority to carry on its business as now conducted and to consummate the transactions contemplated by this Agreement. Bell maintains its principal place of business in Florida. Bell has not failed to qualify as a foreign corporation to do business in any jurisdiction where failure to so qualify would have a material adverse effect on the business of Bell.

      5.2 CHARTER AND BYLAWS. Bell has heretofore delivered to InPath, true, correct and complete copies of the Articles of Incorporation of Bell and the Bylaws of Bell.

      5.3 NO VIOLATION. Neither the execution and delivery by Bell of this Agreement or other agreements and instruments required by the provisions of this Agreement, nor consummation of the transactions herein or therein contemplated, nor compliance with the terms, conditions and provisions hereof or thereof will conflict with or violate any provision of law or the Articles of Incorporation or Bylaws of Bell, or result in a violation or default in any provision of any regulation, order, writ, injunction or decree of any court or governmental agency or authority or of any agreement or instrument to which Bell is party or by which Bell or any of its property is bound or to which Bell or any of its property is subject, or constitute a default thereunder or result in the imposition of any lien, charge, encumbrance or security interest of any nature whatsoever upon any of Bell's property pursuant to the terms of any such agreement or instrument.

      5.4 CAPITALIZATION. Bell has authorized capital stock consisting of 12,000,000 shares of common stock, no par value, of which 7,711,210 shares are issued and outstanding (except for 17,858 shares due to Rafalco) and all such outstanding shares of capital stock are duly authorized, fully paid and nonassessable. Except for 450,000 Stock Appreciation Rights with an exercise price of $.30 per right issued in 1989 (the "1989 SARs"), there are no other classes of Bell equity securities, or rights to convert or to exercise into Bell equity securities, currently outstanding, and there are no outstanding rights to purchase, warrants, stock appreciation rights, options or pre-emptive rights of any kind affecting any shares of the capital stock of Bell. Schedule 5.4 attached hereto is a true and complete list of all holders holding 5% or more of the issued and outstanding Stock, excluding the InPath Members, as of the Closing Date.

      The 696,570 shares of Stock designated by the Debtors Plan of Reorganization dated December 30, 1986 filed in the US Bankruptcy Court for the Northern District of California in Case No. 3-85-01696-LK as the "4-B Shares" have no voting, dividend, liquidation, preference or other rights of any nature whatsoever. After the consummation of the issuance of Stock and Warrants, as contemplated herein, the InPath Members will collectively own 4,228,790 shares of Stock, as listed on Schedule 3.4, free and clear of all Liens (excluding any arising through or under any Inpath Member). Upon exercise of the Warrants and the issuance by Bell of the shares of Stock to satisfy the Warrants, the InPath Members will collectively own 7,464,640 shares of Stock, free and clear of all Liens, (excluding any arising through or under any InPath Member) constituting 50% of the issued and outstanding capital stock of Bell, computed on a fully diluted basis, without giving effect to the "4-B Shares" or any transactions approved by the Board of Directors of Bell, which shall include the affirmative Vote of Gombrich, after the date hereof. All of the Stock to be issued to the InPath Members pursuant hereto has been and will be duly authorized, and upon issuance will be fully paid and nonassessable.

      5.5 FINANCIAL STATEMENTS. Included in Bell's Annual Report on Form 10-K for the year ended December 31, 1997 (the "10-K") and Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 1998 (collectively, with the 10-K, the "SEC Filings") are copies of Bell's audited consolidated financial statements for the fiscal year ended 1997, and unaudited interim financial statements as of September 30, 1998 (together, the "Bell Financials"). The Bell Financials were prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as may be indicated therein or on the notes thereto, and fairly present in all material respects the financial position of Bell as at the dates thereof and the results of its operations and cash flows for the periods then ended, subject to normal year-end adjustments and any other adjustments described therein. As of the date of the Bell Financials, there were no material liabilities of Bell of any kind, contingent or otherwise, other than liabilities disclosed or provided for in the Bell Financials or set forth elsewhere in the SEC Filings. The Bell Financials reflect or provide for all claims against and all debts and liabilities of Bell as of the dates thereof whether absolute, accrued, contingent or otherwise in accordance with generally accepted accounting principles, consistently applied. Bell has no knowledge of any circumstance, condition, event or arrangement that may hereafter give rise to any other liability of Bell, other than in the ordinary course of business.

      5.6 NO ADVERSE CHANGE. Since September 30, 1998, (a) there has been no material adverse change in the financial condition, results of operation, assets, liabilities or business of Bell, and Bell is aware of no fact or condition particularly related to the business of Bell which it reasonably believes is likely to cause any such change at any time in the future; (b) there have been no distributions with respect to Stock paid or declared by Bell; (c) except pursuant to this Agreement or the Claims Settlement Agreement (the "Claims Settlement Agreement") dated as of the date hereof, among Bell and certain claimholders, pursuant to which Bell will issue 1,776,666 shares of common stock, Bell has not issued or sold any Stock or any rights to purchase, warrants, stock appreciation rights, options or pre-emptive rights of any kind affecting any shares of the capital stock of Bell, whether or not outstanding; (d) the physical properties owned or leased by Bell have not suffered any destruction or damage, regardless of whether or not the loss suffered was insured, that would materially and adversely affect Bell's business; and (e) there has been no incurrence of any material liability other than in the ordinary course of business consistent with past practice.

      5.7 REPORTS. Bell has filed all required forms, reports and documents (including all prospectuses and all registration statements) with the Securities and Exchange Commission required to be filed by it pursuant to the federal securities laws and the Securities and Exchange Commission rules and regulations promulgated thereunder, all of which have complied in all material respects with all applicable requirements including those of the Securities Act of 1933 and the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder. None of the SEC Filings, including the financial statements included therein, at the time filed, contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

      5.8 SUBSIDIARIES. Bell has no subsidiaries not disclosed in the SEC Filings. Bell does not own, directly or indirectly, other than for investment purposes, any of the capital stock of any corporation, association, trust or similar entity, any interest in the equity of any partnership, limited liability company or similar entity, any share in any joint venture, or any other equity or proprietary interest in any entity or enterprise, however organized and however such interest may be denominated or evidenced not disclosed in the SEC Filings.

      5.9 TAXES. Bell has filed all federal, state, local and other tax returns which are required to be filed by it and which were due prior to the date of this Agreement and has paid all taxes shown thereon, including without limitation all taxes on properties, income, licenses, sales and payrolls. All federal, state, local and other taxes accruable since the end of the respective periods covered by such returns and up to the date hereof and the Closing Date have or will have been paid or accrued on the books of Bell. Any tax returns of Bell delivered to the InPath Members are true, accurate and complete, and fairly present the information purported to be shown therein, and reflect all the tax liabilities of Bell for the
periods covered thereby.   The amount reflected in the Bell Financials as a
provision for taxes as of the dates thereof are sufficient for the payment of all accrued and unpaid federal, state and local taxes of Bell, whether or not disputed, for the year stated and for all fiscal periods prior thereto or arising out of transactions entered into or any state of facts existing on or prior to such dates.

      No federal income tax returns of Bell have been audited by the Internal Revenue Service. No federal or state tax liabilities have been assessed or proposed which remain unpaid. There is no basis upon which any assessment for a material amount of additional taxes could be made.

      The present taxes which Bell is required by law to withhold or collect have been withheld or collected and have been paid over to the proper governmental authorities or are properly held by Bell for such payment, and all withholdings, collections or other payments due in connection therewith as of the dates of the Bell Financials, are fully reflected in the balance sheets included as a part of the Bell Financials as at such dates and for the periods then ended. All such taxes are and will be so withheld, collected, paid over or held for payment as of the date of this Agreement and the Closing. No waivers of statutes of limitations with respect to any tax returns of Bell nor extensions of time for the assessment of any tax have been given which are now in effect.

      Bell has not taken and will not take any action other than in the ordinary course of business and other than the transactions to occur pursuant to this Agreement or the Claims Settlement Agreement which would create a tax liability of Bell that would become such on or after the Closing Date.

      5.10 INTERESTS OF OFFICERS. Except for the Claims (as defined in the Claims Settlement Agreement), and except for normal advances for business expenses incurred in the ordinary course of business, no officer, director, or stockholder nor any affiliate of any of the foregoing parties has any loan or other obligation outstanding to or from Bell or for which Bell is or may be liable under guaranty or otherwise, or has any material interest in any firm, person or entity with which Bell has entered into any contract or lease, or with which Bell does business. All of the agreements and arrangements which are the subject of the Claims Settlement Agreement are terminated as of the date hereof.

      5.11 PROPERTY. Bell has good and marketable title to its interests in all real and personal property owned by it and reflected on the Bell Financials, and property leased or licensed by Bell, free and clear of any and all Liens.

      All leases and licenses to which Bell is a party are in good standing and are valid and effective in accordance with their respective terms, and there is not under any such lease any existing default or event which with notice or lapse of time or both would become a default. All personal property of Bell has been properly maintained and is in good order and repair and is operable and fit to be used for its intended purposes.

      5.12 CASH ON DEPOSIT. Bell has cash or cash equivalents of not less than $1,000,000 on deposit at the financial institutions listed on Schedule
5.12 hereto, after applying $150,000 towards the discharge of a liability for the underfunding of the Payne Fabrics pension plan.

      5.13 INTELLECTUAL PROPERTY. Bell owns or has a valid license to use all intellectual property rights disclosed in Schedule 5.13 and is not infringing on intellectual property rights of others.

      5.14 MATERIAL CONTRACTS; DEFAULTS. Set forth on Schedule 5.14 is a list of all of Bell's Material Contracts. Each such Material Contract is in full force and effect and constitutes a valid and binding obligation of Bell and to Bell's knowledge, each other party thereto. Bell has delivered a true and complete copy of each Material Contract to InPath. Bell has not breached any Material Contract, and Bell has no knowledge of any default by any other party to any such Material Contract or any condition which, with the giving of notice or passage of time, or both, could reasonably be expected to constitute a default by any party thereto.

      5.15 LITIGATION. There are no actions, suits or proceedings, pending, or, to the knowledge of Bell, after due inquiry, threatened before any court, arbitrator, commission, agency or other administrative authority against, or affecting, Bell or its business or properties, or which would interfere with the marketing of Bell's services or products or the transactions contemplated by this Agreement, and Bell is not the subject of any order or decree.

      5.16 EMPLOYEE BENEFIT PLANS. Schedule 5.16 lists all "Employee Benefit Plans" as defined in Section 3(3) of ERISA existing on the date hereof or within three (3) years prior to the Closing Date that are maintained, sponsored or contributed to by Bell. Schedule 5.16 also lists all "Employee Benefit Plans" of any of Bell's current or former subsidiaries or affiliates (including for this purpose and for the purpose of all of the representations in this Section 5.16 all entities (whether or not incorporated) which by reason of common control are treated together with Bell as a single employer under Section 414 of the Code) to the extent that Bell has any liability with respect to such plans. For a period commencing six years prior to the Closing Date, neither Bell nor any of its commonly controlled entities has sponsored or made any contributions to a multiemployer plan within the meaning of 3(37) of ERISA.

      True and correct copies of each Employee Benefit Plan listed on
Schedule 5.16 have been delivered to the InPath Members prior to the Closing Date along with, where applicable, the most recent summary plan description, actuarial report, standard or distress termination filing with the Pension Benefit Guaranty Corporation and all subsequent correspondence relating thereto, Tax Form 5310 filing with the IRS and all subsequent correspondence relating thereto, the most recent determination letter issued by the IRS with respect to each Employee Benefit Plan which purports to be a "qualified plan" as defined under Code Section 401(a), and the most recent Tax Form 5500 Series Annual Return (including, but not limited to all schedules thereto and financial statements with attached opinions of independent accountants). Except as set forth on Schedule 5.16, all Employee Benefit Plans listed on Schedule 5.16 (i) are currently in compliance and have in the past complied in all material respects with all applicable requirements of law and regulations and (ii) have been maintained and funded in all material respects in accordance with its terms and with all applicable provisions of ERISA and of the Code applicable thereto. Except as set forth on Schedule 5.16, there are no accumulated funding deficiencies within the meaning of Section 412 of the Code under any such Employee Benefit Plan which is a defined benefit plan within the meaning of Code Section 414(j). Other than with respect to the Payne Fabrics, Inc. Pension Plan, Bell has no liability with respect to unfunded benefits to employees and/or the Pension Benefit Guaranty Corporation which respect to any defined benefit plan within the meaning of Section 414(j) of the Code. The Payne Fabrics, Inc. Pension Plan is in the process of being terminated, and information concerning the liability with respect to such plan to Bell or any of its subsidiaries or affiliates with respect to unfunded benefits has been fully disclosed.

      All Form 5500 series returns filed within the last three years relating to such Employee Benefit Plans and any actuarial reports relating to such Employee Benefit Plans are true and correct in all material respects. No excise tax or payment to the Pension Benefit Guaranty Corporation is due or owing from Bell relating to any such Employee Benefit Plan, other than regular PBGC premium payments on account of the current plan year. Neither Bell nor any of its subsidiaries or affiliates is aware of the occurrence of a prohibited transaction (under Section 4975(c)(1) of the Code) with respect to any Employee Benefit Plan. No reportable event as described in ERISA Section 4043, for which the 30 day or advance reporting requirement has not been waived, has occurred with respect to any such Employee Benefit Plan.

      Except as set forth herein or on Schedule 5.16, Bell has no liability to any Employee Benefit Plan. None of the plans or arrangements listed in
Schedule 5.16 are the subject of any lawsuit or other proceeding concerning any benefit claims (other than routine claims for benefits). With respect to any severance pay arrangement, the consummation of the transactions contemplated by this Agreement will not accelerate the time of payment, vesting or increase the amount of compensation due to an individual covered by a severance pay agreement. Bell has no obligation to provide any "retiree medical benefits" to any employee or former employee and has no unfunded liability with respect to any such "retiree medical benefits."

      5.17 FINDER'S FEE. Neither Bell nor any stockholder of Bell has incurred any obligation of any kind whatsoever to any party for a finder's or broker's fee in connection with the transactions contemplated by this Agreement.

      5.18 NO PRACTICES IN VIOLATION OF LAW. Neither Bell nor any stockholder thereof, by, on behalf of or for the benefit of Bell, has engaged in or is now engaging in any act, conspiracy or course of conduct in violation of any applicable federal or state law which is likely to result in a materially adverse change in the financial condition, results of operation, assets, liabilities or business of Bell, and has not received any notice, claim or protest that it is now or has heretofore been so engaged.

      5.19 AUTHORITY. Bell has full right, power and authority to execute, deliver and perform this Agreement, all other proper corporate actions of Bell's Board of Directors authorizing the execution, delivery and performance hereof and thereof having been taken. This Agreement has been duly executed and delivered by Bell and constitutes a valid and legally binding obligation of Bell enforceable against Bell in accordance with its terms, subject, as to enforcement, to bankruptcy, reorganization and other laws affecting the enforcement of creditors' rights generally from time to time in effect and to judicial discretion in accordance with general equitable principles. There are pending no proceedings or actions to dissolve or liquidate Bell.

      5.20 CONSENTS AND APPROVALS. No consents or approvals of, or filings or registrations with, any governmental authority or with any third party are required to be made or obtained by Bell in connection with the execution, delivery or performance by Bell of this Agreement or to enter into this Agreement or consummate any of the transactions contemplated herein.

      5.21 ENVIRONMENTAL MATTERS. Bell has complied at all times with applicable Environmental Laws; (i) no real property (including buildings or other structures) currently or formerly owned, leased or operated by it has been contaminated with, or has had any release of, any Hazardous Substance;
(ii) Bell is not subject to liability for any Hazardous Substance disposal or contamination on any third party property; (iii) Bell has not received any notice, demand letter, claim or request for information alleging any violation of, or liability under, any Environmental Law; (iv) Bell is not subject to any order, decree, injunction or other agreement with any governmental authority or any third party relating to any Environmental Law; (v) to the best of Bell's knowledge, there are no circumstances or conditions (including the presence of asbestos, underground storage tanks, lead products, polychlorinated biphenyls, prior manufacturing operations, dry-cleaning, or automotive services) involving Bell, any currently or formerly owned or operated property, that could reasonably be expected to result in any claims, liability or investigations against Bell or result in any restrictions on the ownership, use, or transfer of any property pursuant to any Environmental Law; and (vi) Bell has delivered to InPath copies of all environmental reports, studies, sampling data, correspondence, filings and other environmental information in its possession or reasonably available to it relating to itself and any currently or formerly owned, leased or operated property.

Article VI.  COVENANTS OF INPATH.

      6.1 GOMBRICH LOANS. Inpath agrees that it will not utilize any of the funds of Bell on deposit as of the date hereof to repay indebtedness of Inpath to Gombrich or his affiliates without the unanimous written consent of the Board of Directors of Bell.

Article VII.  COVENANTS OF BELL.

      7.1 TRANSFER OF WORKING CAPITAL. At the Closing, Bell shall transfer to InPath's bank account or otherwise make available to InPath all cash and cash equivalents of Bell for InPath's use as working capital.

      7.2 DELIVERY OF STOCK. At the Closing, Bell shall deliver to each InPath Member stock certificates representing the number of shares of Stock as set forth on Schedule 3.4.

      7.3 DELIVERY OF WARRANTS. At the Closing, Bell shall deliver to each InPath Member a Warrant in the form of Exhibit A attached hereto, to be redeemed by Bell on the date of the Stockholders' Meeting to be held pursuant to Section 7.4(b), in the amounts of Stock opposite each InPath Member's name on Schedule 3.4.

      7.4   POST-CLOSING ACTIONS.

      (a) Promptly after the Closing, but in no event later than March 30, 1999, or such later date as is approved by Gombrich, Bell shall take all actions necessary to incorporate a wholly-owned subsidiary, to be named (if available) Ampersand Medical Corporation ("Ampersand"), under the laws of the State of Delaware.

      (b) Promptly after the Closing, Bell shall call a stockholder meeting to be held no later than March 30, 1999 or such later date as is agreed upon by Gombrich, for the purpose of (i) approving the merger of Bell with and into Ampersand, with Ampersand as the surviving corporation;
(ii) authorizing additional shares of Stock in an amount at least sufficient to permit the issuance of Stock issuable upon exercise of the Warrants; (iii) authorizing shares of so-called "blank check" preferred stock; (iv) electing a slate of directors of Peter P. Gombrich, John Abeles, Denis O'Donnell, Alexander Milley and an additional director to be selected by Gombrich and Milley; (v) ratifying the transactions contemplated by this Agreement and the Claims Settlement Agreement; and
(vi) considering such other proposals as may come before the meeting.

      (c) The existing members of Bell's Board of Directors shall recommend that the stockholders vote in favor of proposals (i), (ii),
(iii), (iv) and (v) listed in Subsection (b) above.

      (d) Promptly after the Closing Date, Bell shall prepare and file all documents and forms and amendments to forms which are or will be required to be filed or delivered under applicable federal and state laws and regulations, including without limitation the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as a result of the consummation of the transactions contemplated by this Agreement and the Claims Settlement Agreement.

      (e) Promptly after the date hereof, the directors of Bell shall appoint the directors listed in Subsection 1.3(a) above to the Board of Directors of the Bell. Peter P. Gombrich shall serve as Chairman of the Board.

      (f) Effective as of the date hereof, the Board of Directors shall appoint the officers listed in Subsection 1.3(b) above as the officers of Bell.

      (g) From and after the date hereof, until the Warrants have been redeemed for the Stock issuable in respect thereof, Bell will not issue any capital stock, securities convertible into capital stock, warrants, rights to purchase, stock appreciation rights, options or exemptive rights of any kind unless such issuance has been approved by Gombrich, or Leonard Prange if Gombrich is not able to act.

Article VIII.  COVENANTS OF THE INPATH MEMBERS.

      8.1 ASSIGNMENT OF UNITS. At the Closing, each of the InPath Members shall assign his or its Units to Bell, free and clear of any and all Liens, causing InPath to become a wholly-owned subsidiary of Bell.

      8.2 APPROVAL. At the Closing, the InPath Members shall cause the Board of Directors of InPath to grant its consent to the transfer of Units described above.

      8.3 VOTING OF STOCK. The InPath Members agree that they will vote their Stock and take all actions necessary or desirable to effect and consummate each of the transactions contemplated by this Agreement.

Article IX. CONDITIONS PRECEDENT TO INPATH'S AND THE INPATH MEMBERS'
OBLIGATIONS.

      All obligations of InPath and the InPath Members under this Agreement are subject to the fulfillment and satisfaction, prior to or at the Closing, of each of the following conditions, any one or more of which may be waived by it or them in regard to its or their obligations, respectively:

      9.1 BELL'S CERTIFICATE. Bell shall have delivered a certificate, duly executed by its President, dated as of the date of the Closing certifying that (i) since the delivery of Bell's Articles of Incorporation and Bylaws pursuant to Section 5.2, there have been no amendments or other modifications thereof; (ii) true, complete and accurate copies of the minutes of meetings of the Board of Directors (or consents in lieu thereof) approving this Agreement and the transaction contemplated herein have been delivered to InPath; and (iii) the officers of Bell are those persons named in the certificate.

      9.2 OTHER DOCUMENTS. The appropriate parties shall have executed and delivered:

      (a)   A Stockholders Agreement in the form of Exhibit 9.2; and

      (b) All other documents required by this Agreement or otherwise necessary to effectuate the transaction contemplated by this Agreement.

      9.3 CANCELLATION. Bell shall have cancelled or there shall have expired all rights to purchase, warrants, stock appreciation rights, options or pre-emptive rights of any kind affecting any shares of the capital stock of Bell (other than the 1989 SARs), outstanding prior to the date hereof and delivered evidence thereof to InPath in form and substance reasonably satisfactory to InPath.

      9.4 APPROVALS. Any consent, approval, authorization or order of any court, governmental agency, administrative body or other person or entity required for the consummation of the transactions contemplated by this Agreement shall have been obtained and shall be in effect on the Closing Date.

      9.5 BELL'S PERFORMANCE. The representations and warranties made by Bell in this Agreement shall be true and correct in all material respects as of the Closing Date, and its obligations to be performed on or before the Closing Date pursuant to the terms of this Agreement shall have been duly performed on or before the Closing Date and Bell shall have delivered to InPath a certificate dated the Closing Date, certifying as to the foregoing.

      9.6 APPROVAL OF DOCUMENTATION. The form and substance of all certificates, and other documents shall be reasonably satisfactory in all respects to InPath, the InPath Members and its or their counsel.

      9.7 EXAMINATION OF BOOKS AND RECORDS. For purposes of compliance with and performance of this Agreement, InPath and the InPath Members, acting through itself or themselves or through counsel, accountants, or other representatives designated by it or them, shall have been afforded full and complete opportunity to examine and investigate all aspects of Bell's business and affairs and assets and liabilities, including without limitation, its minute books and stock transfer records, financial books and records, the workpapers of Bell's independent public accountants, titles and leases to properties, loan and other agreements, the condition of its facilities and equipment, and the collectability of accounts receivable.

Article X.  CONDITIONS PRECEDENT TO BELL'S OBLIGATIONS.

      All obligations of Bell under this Agreement are subject to the fulfillment and satisfaction, prior to or at the Closing, of each of the following conditions, any one or more of which may be waived by it in regard to its obligations:

      10.1 INPATH'S CERTIFICATE. InPath shall have delivered a certificate, duly executed by its President, dated as of the date of the Closing certifying that (i) since the delivery of InPath's Certificate of Formation and Limited Liability Company Agreement pursuant to Section 3.2, there have been no amendments or other modifications thereof; (ii) true, complete and accurate copies of the minutes of meetings of the Board of Directors and Members (or consents in lieu thereof) approving this Agreement and the transaction contemplated herein have been delivered to Bell; and (iii) that the officers of InPath are those persons named in the certificate.

      10.2 OTHER DOCUMENTS. The appropriate parties shall have executed and delivered:

      (a)   A Stockholders Agreement in the form of Exhibit 9.2;

      (b) A revised Employment Agreement between InPath and Gombrich in the form of Exhibit 10.2;

      (c)   The Claims Settlement Agreement; and

      (d) All other documents required by this Agreement or otherwise necessary to effectuate the transaction contemplated by this Agreement.

      10.3 APPROVALS. Any consent, approval, authorization or order of any court, governmental agency, administrative body or other person or entity required for the consummation of the transactions contemplated by this Agreement shall have been obtained and shall be in effect on the Closing Date.

      10.4 INPATH'S AND THE INPATH MEMBERS' PERFORMANCE. The representations and warranties made by InPath and the InPath Members in this Agreement shall be true and correct in all material respects as of the Closing Date, and their respective obligations to be performed on or before the Closing Date pursuant to the terms of this Agreement shall have been duly performed on or before the Closing Date and InPath and Gombrich shall have delivered a certificate, dated as of the Closing Date, certifying as to the foregoing.

      10.5 APPROVAL OF DOCUMENTATION. The form and substance of all opinions, certificates, and other documents shall be reasonably satisfactory in all respects to Bell and its counsel.

      10.6 EXAMINATION OF BOOKS AND RECORDS. For purposes of compliance with and performance of this Agreement, Bell, acting through itself, counsel, accountants, or other representatives designated by it, shall have been afforded full and complete opportunity to examine and investigate all aspects of InPath's business and affairs and assets and liabilities, including without limitation, its minute books and stock transfer records, financial books and records, the workpapers of InPath's independent public accountants, titles and leases to properties, loan and other agreements, the condition of its facilities and equipment, and the collectability of accounts receivable.

Article XI.  POST-CLOSING COVENANTS.

      11.1 FURTHER ASSURANCES. From time to time after the Closing at the request of any party, and without further consideration, the other parties shall execute and deliver any further instruments and take such other action as may reasonably be required to consummate the transactions contemplated herein. To the extent that the transactions contemplated herein requires the consent of any person in order to avoid a breach of the terms of any lease, contract or commitment to which any party hereto is a party or by which any party hereto is bound, and such consent is not obtained satisfactorily prior to the Closing, the party with respect to which the failure to obtain consent applies shall use their best efforts to assure the other parties hereto of the benefits of such leases, contracts, commitments and rights. Nothing in this section shall be deemed a waiver by any party hereto of its or his rights under this Agreement.

Article XII.  INDEMNIFICATION.

      12.1 INDEMNIFICATION BY THE INPATH MEMBERS. Subject to all of the limitations and provisions of this Article XII, the InPath Members agree to indemnify Bell, on a pro-rata basis proportionate with their membership interests in InPath, from and against any and all demands, claims, actions, causes of action, assessments, damages, liabilities, losses, expenses, fees, judgments and deficiencies of any nature whatsoever (including, without limitation, reasonable attorneys' fees and other costs and expenses incident to any suit, action or proceeding) incurred or sustained by Bell which shall arise out of or result from: (i) any breach of any representation or warranty by Inpath or any Inpath Member hereunder or (ii) any non-fulfillment of any covenant or obligation of InPath or any Inpath Member under this Agreement.

      12.2 INDEMNIFICATION BY BELL. Subject to all of the limitations and provisions of this Article 12, Bell agrees to indemnify each InPath Member from and against any and all demands, claims, actions, causes of action, assessments, damages, liabilities, losses, expenses, fees, judgments and deficiencies of any nature whatsoever (including, without limitation, reasonable attorneys' fees and other costs and expenses incident to any suit, action or proceeding) incurred or sustained by any InPath Member which shall arise out of or result from: (i) any breach of any representation or warranty by Bell hereunder or (ii) any non-fulfillment of any covenant or obligation of Bell under this Agreement.

      12.3 LIMITATIONS ON INDEMNITY; PAYMENT. Anything herein to the contrary notwithstanding, none of the parties hereto shall be obligated to provide indemnification hereunder unless and until the indemnified party's indemnifiable damages exceed $25,000, and the maximum amount of indemnification any party shall be responsible for shall be $925,000. If Bell is the indemnifying party it shall issue additional Stock to the Inpath Members in satisfaction of its obligation and if the Inpath Members are the indemnifying party they shall have the option of paying cash or Stock to Bell in satisfaction of their obligations. For purposes hereof, the Stock shall be valued at $.30 per share. There shall be no indemnification hereunder for (i) any breach of the representation in
Section 5.16 (absent fraud) with respect to liabilities arising from any underfunding of the Payne Fabrics Pension Plan, or (ii) any Liability for which additional Stock is issued under Section 1.4 (so as not to compensate the Inpath Members twice for such Liability). This Article 12 shall be parties' sole remedy for any dispute arising under this Agreement.

Article XIII.  GENERAL.

      13.1 ENTIRE AGREEMENT. All exhibits and schedules shall be deemed to be incorporated into and made part of this Agreement. This Agreement, together with its exhibits and schedules, contains the entire agreement among the parties and there are no agreements, representations, or warranties by any of the parties which are not set forth herein. This Agreement may not be amended or revised except by a writing signed by all parties.

      13.2 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns; provided, however, this Agreement and all rights hereunder may not be assigned by any party except by prior written consent of all parties.

      13.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the parties set forth in this Agreement and referred to in Articles III, IV, V and VI above shall survive the Closing for a period of one (1) year.

      13.4 SEPARATE COUNTERPARTS. This Agreement may be executed in several identical counterparts, all of which when taken together shall constitute but one instrument, and it shall not be necessary in any court of law to introduce more than one executed counterpart in proving this Agreement.

      13.5 CONSISTENT ACCOUNTING. The parties to this Agreement shall consult with each other for the purpose of arriving at consistent accounting, tax and reporting treatment, whether public or private, of the transaction contemplated hereby.

      13.6 NOTICES. All notices, requests and other communications hereunder to a party shall be in writing and shall be deemed given if personally delivered, delivered by reputable overnight courier, or telecopied with confirmation, or mailed by registered or certified mail, return receipt requested, to the party to be notified at the party's address shown below. Notices which are hand delivered shall be effective on delivery. Notices which are mailed shall be effective on the third day after mailing.

                  (i)   If to InPath or the InPath Members:

                  InPath, LLC
                  900 North Franklin Street
                  Suite 210
                  Chicago, Illinois  60610
                  Attention: Peter Gombrich
                  Telecopier: (312) 640-1994


                  with a copy to:

                  Holleb & Coff
                  55 East Monroe Street
                  Suite 4100
                  Chicago, Illinois  60603
                  Attention: Theodore L. Koenig, Esq.
                  Telecopier: (312) 807-3900


                  (ii)   If to Bell:

                  Bell National Corporation
                  3600 Rio Vista Avenue
                  Suite A
                  Orlando, Florida 32805
                  Attention: President
                  Telecopier:


                  with a copy to:

                  Berlack, Israels & Liberman LLP
                  120 West 45th Street
                  New York, New York  10036
                  Attention: Claude A. Baum, Esq.
                  Telecopier: (212) 704-0196


unless and until notice of another or different address shall be given as provided herein.


      13.7 SEVERABILITY. The provisions of this Agreement are severable and the invalidity of any provision shall not affect the validity of any other provision.

      13.8 CAPTIONS. The captions have been inserted solely for convenience of reference and in no way define, limit or describe the scope or substance of any provision of this Agreement.

      13.9 GENDER. All pronouns used herein shall include the masculine, feminine and neuter gender, as the context requires.

      13.10 GOVERNING LAW. The execution, interpretation, and performance of this Agreement shall be governed by the laws of the State of Illinois.





                          [Signature pages follow.]

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as a document under seal as of the date first above written.


                              BELL NATIONAL CORPORATION


                              By:   /s/ Thomas R. Druggish
                                    __________________________________


                              Its:  __________________________________


                              Attest: ________________________________




                              INPATH, LLC


                              By:   /s/ Peter P. Gombrich
                                    ____________________________________


                              Its:   ____________________________________


                              Attest:  __________________________________



                              /s/ Peter P. Gombrich
                              __________________________________________
                              Peter P. Gombrich, as an individual and as
                              Trustee of the InPath, LLC Voting Trust



                              /s/ Theodore L. Koenig
                              __________________________________________
                              Theodore L. Koenig, as Trustee of each of
                              The EAG Trust, The CMC Trust, The MDG
                              Trust and The MSD Trust



                              /s/ William J. Ritger
                              _________________________________________
                              William J. Ritger




                              ACCUMED INTERNATIONAL, INC.


                              By:   /s/ Peter F. Lavallee
                                    _______________________________________


                              Its:  CEO
                                    _______________________________________


                              Attest: /s/ Caryn J. Sosu
                                    ____________________________________

                              NORTHLEA PARTNERS LTD.


                              By:   /s/ John H. Abeles, M.D.
                                    ______________________________________
                                    Its: General Partner


                              Attest:  ___________________________________



                              /s/ Fred H. Pearson
                              __________________________________________
                              Fred H. Pearson, as Trustee of
                              Fred H. Pearson's Trust



                              /s/ Walter Herbst
                              __________________________________________
                              Walter Herbst, as Trustee of the
                              Sandra Herbst Trust




                              MONROE INVESTMENTS, INC.


                              By:   /s/ Theodore L. Koenig
                                    ______________________________________

                              Its:  ______________________________________

                              Attest:  ___________________________________

SCHEDULE 3.4
------------

                            Number
                              of        Amount of     Amounts of    % of
                            Units       Bell Stock     Warrants     Bell
InPath Member               Owned       to Receive    to Receive    Owned
-------------              -------      ----------    ----------    -----

Peter P. Gombrich           52,616       2,256,590     1,671,005      26.31%

Peter P. Gombrich,
 as Trustee of the
 Inpath, LLC Voting
 Trust                       3,240         138,957       102,897    1.62%

Theodore L. Koenig,
 as Trustee of
 The EAG Trust               6,428         275,683       204,144    3.21%

Theodore L. Koenig,
 as Trustee of
 The CMC Trust               6,428         275,683       204,144    3.21%

Theodore L. Koenig,
 as Trustee of
 The MDG Trust               6,428         275,683       204,144    3.21%

Theodore L. Koenig,
 as Trustee of
 The MSD Trust               5,500         235,883       174,672    2.75%

William J. Ritger              360          15,440        11,433    0.18%

AccuMed International, Inc.  2,000          85,776        63,517    1.00%

Northlea Partners Ltd.       2,500         107,220        79,396    1.25%

Fred H. Pearson,
 as Trustee of Fred H.
 Pearson's Trust             2,500         107,220        79,396    1.25%

Walter Herbst, as
 Trustee of the
 Sandra Herbst Trust         8,000         343,103       254,068    4.00%

Monroe Investments, Inc.     4,000         171,552       127,034    2.00%
                          --------       ---------     ---------   ------

TOTAL:                     100,000       4,288,790     3,175,850   50.00%
                          ========       =========     =========   ======

                                 APPENDIX B
                                 ----------


      THIS CLAIMS SETTLEMENT AGREEMENT, dated as of December 4, 1998 (this "Agreement"), is made by and among: (1) Bell National Corporation, a California corporation ("Bell"); (2) each of the persons and entities identified in Annex A hereto (each individually, a "Claimant"; and collectively, the "Claimants"); and (3) Liberty Associates Limited Partnership, a Delaware limited partnership ("Liberty").


                                 BACKGROUND

      Bell owes to each Claimant, on account of employment compensation, management fees and/or other amounts payable, the dollar amounts specified in Annex A hereto (the "Claims"). Bell and the Claimants wish to settle the Claims in shares of Common Stock, no par value, of Bell ("Common Stock").

      Substantially simultaneously with the execution and delivery of this Agreement, Bell is executing and delivering a Stock and Membership Interest Exchange Agreement (the "InPath Agreement"), pursuant to which (among other things): (i) Bell will acquire all of the outstanding equity interests in InPath, LLC, a Delaware limited liability company, from the holders of such equity interests (the "InPath Members"); (ii) Bell will issue and deliver to each InPath Member shares of Common Stock and Warrants to purchase Common Stock; and (iii) Bell and the InPath Members will enter into a Stockholders Agreement in the form of Exhibit 9.2 to the InPath Agreement (the "Stockholders Agreement"), under which (among other things) Bell will grant registration rights covering the shares of Common Stock held by the other parties thereto and such other parties will make certain agreements with respect to the voting of such shares.

      Liberty is the beneficial and record owner of 957,373 Warrants to Purchase Common Stock originally issued by Bell on November 20, 1989 (the "Liberty Warrants"). It is a condition precedent to the Closing under (and as defined in) the InPath Agreement that the Liberty Warrants be cancelled. It is a condition precedent to the consummation of transactions under to
Article I of this Agreement (the "Main Transactions") that such Closing shall have occurred. It is the intent of the parties hereto and to the InPath Agreement that such Closing and the consummation of the Main Transactions occur substantially simultaneously.

      NOW, THEREFORE, in consideration of these premises, the mutual covenants and commitments set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, it is hereby agreed as follows:


                        ARTICLE I:  MAIN TRANSACTIONS


      SECTION 1.1 CLAIMS SETTLEMENT. (A) Effective automatically upon and simultaneously with the Closing:

(i) each Claimant does hereby sell, assign, transfer and deliver to Bell, free and clear of any and all claims, liens, pledges, mortgages, security interests, charges, options, equities, rights of first refusal and other restrictions and other adverse claims ("Liens"), all of such Claimant's right, title and interest in and to such Claimant's Claims, with the result that such Claims shall be cancelled and extinguished; and

(ii) in consideration thereof, Bell does hereby issue and deliver to each Claimant, free and clear of any and all Liens, the number of shares of Common Stock set forth opposite such Claimant's name on Annex A attached hereto (or one (1) share of Common Stock per thirty cents ($.30) of Claims). The shares of Common Stock issued to any particular Claimant are hereinafter sometimes referred to as "its Claimant Shares"; and the shares of Common Stock issued to all Claimants hereunder are hereinafter collectively referred to as "the Claimant Shares.

(B) In order to evidence and further effect the issuance and delivery provided for under the foregoing subsection (A)(ii), on the Closing Date (as defined in the InPath Agreement) Bell shall issue and deliver (or cause to be issued and delivered) to each Claimant a certificate or certificates registered in its name and representing its Claimant Shares.

(C) The transactions contemplated by this Section 1.1 are hereinafter sometimes referred to as the "Claims Settlement".

      SECTION 1.2. LIBERTY WARRANTS TERMINATION. Liberty and Bell hereby agree that, effective automatically upon and simultaneously with the Closing, the Liberty Warrants shall be cancelled, terminated and of no further force or effect. The transactions contemplated by this Section 1.2 are hereinafter sometimes referred to as the "Liberty Warrants Termination".

      SECTION 1.3. STOCKHOLDERS AGREEMENT. On the Closing Date, Bell and each Claimant shall execute and deliver the Stockholders Agreement.

      SECTION 1.4. CONDITIONS. It is a condition precedent to the obligations of each party hereto to effect and consummate the Main Transactions to be effected and consummated by such party:

(A) in the case of all parties with respect to all Main Transactions, that the Closing under the InPath Agreement shall have occurred (or shall substantially simultaneously be occurring);

(B) in the case of Bell with respect to the Claims Settlement, that the representations and warranties of the Claimants set forth herein shall be true and correct in all material respects on and as of the Closing Date;

(C) in the case of Bell with respect to the Liberty Warrants Termination, that the representations and warranties of Liberty set forth herein shall be true and correct in all material respects on and as of the Closing Date;

(D) in the case of the Claimants with respect to the Claims Settlement, that: (i) the representations and warranties of Bell set forth herein shall be true and correct in all material respects on and as of the Closing Date, and Oil Bell shall have delivered to the Claimants the Common Stock certificates called for under Section 1.1(B);

(E)   in the case of Liberty with respect to the Liberty Warrants
Termination, that the representations and warranties of Bell set forth herein shall be true and correct in all material respects on and as of the Closing Date; and

(F) in the case of Bell and the Claimants with respect to the Stockholders Agreement, that all of the InPath Members shall have executed and delivered the Stockholders Agreement.


                 ARTICLE II:  REPRESENTATIONS AND WARRANTIES

      SECTION 2.1. ALL PARTIES. Each of the parties hereto hereby represents and warrants, with respect to itself, that:

(A) in the case of each corporate and partnership party hereto, such party has the full corporate and/or partnership power and authority to enter into this Agreement and the other agreement(s) and instrument(s) contemplated hereby to which it is or is to be a party and to carry out its obligations hereunder and thereunder;

(B) in the case of each corporate and partnership party hereto, the execution and delivery by such party of this Agreement and other agreement(s) and instrument(s) contemplated hereby to which it is or is to be a party and the consummation by such party of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate and/or partnership action on its part;

(C) this Agreement and other agreement(s) and instrument(s) contemplated hereby to which it is a party have been, and (upon the execution and delivery thereof) the other agreement(s) and instrument(s) contemplated hereby to which it is to be a party will be, duly executed and delivered by such party and constitute the legal, valid and binding obligations of such party, enforceable against such party in accordance with their respective terms;

(D) the compliance by such party with all of the provisions of this Agreement and other agreement(s) and instrument(s) contemplated hereby to which it is or is to be a party, and the consummation by such party of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time or both would constitute a default) under, or result in the termination or amendment of, or accelerate the performance required by, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which such party is a party or by which such party is bound, or to which any of the property or assets of such party are subject, nor result in any violation of the provisions of the certificate or articles of incorporation or the bylaws of such party (if it be a corporation) or the partnership agreement of such party (if it be a partnership), or any statute, order, judgment, rule or regulation of any court or governmental agency or body having jurisdiction over such party or the property or assets of such party; and

(E) no authorization, consent or approval of, or filing with, or notice to, any public body, court, authority or any other person or entity is necessary for the execution and delivery by such party of this Agreement or the other agreement(s) or instrument(s) contemplated hereby to which it is or is to be a party or for the consummation by such party of the transactions contemplated herein or therein, other than, in each case, such authorizations, consents, approvals, filings and notices as have been or will be obtained, made or given on or prior to the Closing Date.


      SECTION 2.2. LIBERTY. Liberty hereby additionally represents and warrants that it has good and marketable title to the Liberty Warrants, free and clear of any and all Liens.

      SECTION 2.3. CLAIMANTS. (A) Each Claimant hereby additionally represents and warrants, with respect to itself, that:

(i) he has good and marketable title to the Claims set forth opposite its name in Annex A hereto, free and clear of any and all Liens; and

(ii) other than the Claims, which will be extinguished as a result of the Claims Settlement, it has no rights or claims for the payment of money or the delivery of other value from Bell, or any contracts, agreements or commitments which may give rise to the same.

(B) Each Claimant hereby additionally represents and warrants, with respect to itself, that:

(i) its Claimant Shares are being acquired for such Claimant's own account for investment purposes only and without any present intention to sell, transfer or otherwise dispose of the same (except in compliance with clause (v) hereof);

(ii) such Claimant has such knowledge and experience in financial matters that it is capable of evaluating the merits and risks of its investment in its Claimant Shares;

(iii) such Claimant understands that its Claimant Shares have not been registered or qualified under the Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state of the United States ("Blue Sky Laws");

(iv) such Claimant is fully informed as to the applicable limitations upon any distribution or resale of its Claimant Shares under the Securities Act and Blue Sky Laws and that its Claimant Shares may not be distributed or resold if such distribution or resale would constitute a violation of the Securities Act or Blue Sky Laws; and

(v) such Claimant will not sell, transfer, assign, pledge or otherwise distribute any of its Claimant Shares unless: (a) there is an effective registration statement under the Securities Act and Blue Sky Laws covering its Claimant Shares, (b) such sale, transfer, assignment, pledge or other distribution is exempt from the registration or qualification requirements of the Securities Act and Blue Sky Laws or (c) the Securities Act and Blue Sky Laws are inapplicable to such transaction.

(C) In connection with the foregoing, each Claimant agrees and consents to the inclusion on the certificate(s) representing its Claimant Shares of the following legend:


            "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN TAKEN BY THE ISSUEE FOR INVESTMENT PURPOSES. SAID SECURITIES MAY NOT BE SOLD OR TRANSFERRED (A) UNLESS THEY HAVE BEEN REGISTERED UNDER SAID ACT, OR (B) UNLESS SUCH REGISTRATION IS EXPRESSLY WAIVED BY THE COMPANY, OR THE TRANSFER AGENT (OR THE COMPANY, IF THEN ACTING AS ITS TRANSFER AGENT) IS PRESENTED WITH A WRITTEN OPINION SATISFACTORY TO COUNSEL FOR THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE CIRCUMSTANCES OF SUCH SALE OR TRANSFER."

(D)   The representations, warranties and agreements in the foregoing
Section 2.3(B) and (C) may be relied upon by Bell and also by: (i) Bell's counsel on the date hereof, Berlack, Israels & Liberman LLP, New York, New York, in connection with any opinion or other letter that they may deliver in respect of the issuance and delivery of the Claimant Shares, and (ii) the Company's transfer agent, Continental Stock Transfer & Trust Company, in connection with their effectuation of such issuance and delivery.


                         ARTICLE III:  MISCELLANEOUS

      SECTION 3.1. FURTHER ACTIONS. From time to time after the date hereof, as and when requested by any party hereto, each other party hereto shall execute and deliver, or cause to be executed and delivered, such other and further documents and instruments and shall take, or cause to be taken, such other and further as such requesting party may reasonably deem necessary or desirable to further effect or evidence the transactions contemplated hereby and to otherwise carry out the intent and purposes of this Agreement.

      SECTION 3.2. COMPLETE AGREEMENT. This Agreement (which includes the Annex A hereto) contains the entire agreement among the parties hereto with respect to subject matter hereof and supersedes all prior written or oral agreements and understandings among the parties with respect to such matters.

      SECTION 3.3.      GOVERNING LAW. Consistent with the InPath
Agreement, the execution, interpretation and performance of this Agreement shall be governed by the laws of State of Illinois.

      SECTION 3.4. HEADINGS. The Article, Section and Annex headings in this Agreement are for convenience of reference purposes only and shall not control or affect the meaning or construction of any provision of this Agreement.

      SECTION 3.5. WAIVERS AND AMENDMENTS. This Agreement may not be modified or amended, nor may compliance with any of its terms and conditions be waived, except in a writing executed by each of the parties hereto.

      SECTION 3.6. GENDER AND PLURAL TERMS. In this Agreement: (i) words of gender or neuter may be read as masculine, feminine or neuter, as required or permitted by the context, and (ii) singular and plural forms of defined and other terms herein may be read as singular or plural, as required or permitted by the context.




             [the remainder of this page is intentionally blank]

SECTION 3.7. COUNTERPARTS. This Agreement may be executed in one or more counterparts, which, taken together, shall constitute one and the same agreement.


      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


Bell:                                      Claimants:

BELL NATIONAL CORPORATION                  CADMUS CORPORATION


By:   /s/ Alexander M. Milley              By:   /s/ Alexander M. Milley
      -----------------------                    -------------------------
      Alexander M. Milley                        Alexander M. Milley
      President                                  President



ATTEST:                                    MILLEY MANAGEMENT INCORPORATED


By:   /s/ Thomas R. Druggish               By:   /s/ Alexander M. Milley
      -----------------------                    -------------------------
      Thomas R. Druggish                         Alexander M. Milley
      Assistant Secretary                        President


                                                 /s/ Alexander M. Milley
                                                 -------------------------
                                                 ALEXANDER M. MILLEY


                                                 /s/ Robert C. Shaw
                                                 -------------------------
                                                 ROBERT C. SHAW



                                           Liberty:


                                           LIBERTY ASSOCIATES
                                           LIMITED PARTNERSHIP


                                           By:   /s/ Alexander M. Milley
                                                 -------------------------
                                                 Alexander M. Milley
                                                 Sole General Partner

ANNEX A
-------



                              Dollar Amount               No. of
Claimant                        of Claims             Claimant Shares
--------                      ------------            ---------------

Alexander M. Milley              $63,000                  210,000

Robert C. Shaw                  $139,000                  463,333

Cadmus Corporation              $180,000                  600,000

Milley Management
Incorporated                    $151,000                  503,333

                                 APPENDIX C
                                 ----------


                        AGREEMENT AND PLAN OF MERGER
                        OF BELL NATIONAL CORPORATION,
                          A CALIFORNIA CORPORATION
                                     AND
                       AMPERSAND MEDICAL CORPORATION,
                           A DELAWARE CORPORATION



      THIS AGREEMENT AND PLAN OF MERGER dated as of _________ ___, 1999 (the "Agreement") is between Bell National Corporation, a California corporation ("Bell National"), and Ampersand Medical Corporation, a Delaware corporation ("Ampersand"). Bell National and Ampersand are sometimes referred to herein as the "Constituent Corporations."


                                  RECITALS

      A. Bell National is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 12,000,000 shares, all of which are designated "Common Stock," no par value. As of ________ ___, 1999, __________ shares of Common Stock were issued and outstanding.

      B. Ampersand is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 55,000,000 shares, 50,000,000 of which are designated "Common Stock," $.001 par value per share, and 5,000,000 of which are designated "Preferred Stock," $.001 par value per share. As of _________ ___, 1999, 1000 shares of Common Stock were issued and outstanding, all of which were held by Bell National.

      C. The Board of Directors of Bell National has determined that, for the purpose of effecting the reincorporation of Bell National in the State of Delaware, it is advisable and in the best interests of Bell National that Bell National merge with and into Ampersand upon the terms and conditions herein provided.

      D. The respective Boards of Directors of Bell National and Ampersand have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective security holders and executed by the undersigned officers.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Bell National and Ampersand hereby agree, subject to the terms and conditions hereinafter set forth, as follows:


                                  I. MERGER


      1.1 MERGER. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California General Corporation Law, Bell National shall be merged with and into Ampersand (the "Merger"), the separate existence of Bell National shall cease and Ampersand shall be, and is herein sometimes referred to as, the "Surviving Corporation", and the name of the Surviving Corporation shall be "Ampersand Medical Corporation."

      1.2 FILING AND EFFECTIVENESS. The Merger shall become effective when the following actions shall have been completed:

      (a) This Agreement and the Merger shall have been adopted and approved by the security holders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the California General Corporation Law;

      (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; and

      (c) An executed Agreement and Plan of Merger meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware.

      The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."


      1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of Bell National shall cease and Ampersand, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Bell National's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Bell National in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of Ampersand as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Bell National in the same manner as if Ampersand had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California General Corporation Law.


                II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

      2.1 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of Ampersand as in effect immediately prior to the Effective Date of the merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

      2.2 BY-LAWS. The By-laws of Ampersand as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the By-laws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

      2.3 DIRECTORS AND OFFICERS. The directors and officers of Bell National immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the By-laws of the Surviving Corporation.

                   III. MANNER OF CONVERSION OF SECURITIES

      3.1 BELL NATIONAL COMMON SHARES. Upon the Effective Date of the Merger, each share of Bell National Common Stock, no par value, issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one fully paid and nonassessable share of Common Stock, $.001 par value, of the Surviving Corporation.

      3.2 BELL NATIONAL WARRANTS AND OTHER SECURITIES CONVERTIBLE INTO COMMON STOCK.

      (a) Upon the Effective Date of the Merger, each outstanding and unexercised warrant or other right to purchase Bell National Common Stock ("Right") and each security convertible into Bell National Common Stock ("Convertible Security") shall become, subject to the provisions in paragraph (c) hereof, a warrant or other right to purchase the Surviving Corporation's Common Stock, or a security convertible into the Surviving Corporation's Common Stock, as the case may be, on the basis of one share of the Surviving Corporation's Common Stock for each share of Bell National Common Stock, issuable pursuant to any such Right or Convertible Security, on the same terms and conditions and at an exercise price or conversion price equal to the exercise price or conversion price applicable to any such Bell National Right or Convertible Security at the Effective Date of the Merger. This paragraph 3.2(a) shall not apply to Bell National Common Stock. Such Common Stock is subject to paragraph 3.1 hereof.

      (b) A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise or conversion of the Rights or Convertible Securities equal to the number of shares of Bell National Common Stock issuable pursuant to Rights or Convertible Securities immediately prior to the Effective Date of the Merger.

      (c) Ampersand shall assume the due and punctual observance and performance of the covenants and conditions to be performed and observed by Bell National under any agreements in effect at the Effective Date of the Merger providing for stock appreciation rights respecting Bell National Common Stock, including any provisions in any such agreements providing for adjustment in connection with transactions such as the Merger in the number and kind of securities the value of which determines any amount payable upon exercise of such stock appreciation rights and in the kind of securities which may be delivered in satisfaction of any such amount payable.

      3.3 AMPERSAND COMMON STOCK. Upon the Effective Date of the Merger, each share of Common Stock, $.001 par value per share, of Ampersand issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Ampersand, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

      3.4 EXCHANGE OF CERTIFICATES. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Bell National Common Stock will be asked to surrender the same for cancellation to an exchange agent, whose name will be delivered to holders prior to any requested exchange (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of Bell National Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock into which such shares of Bell National Common Stock were converted in the Merger.

      The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above. Each certificate representing Common Stock of the Surviving Corporation so issued in the merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Bell National so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

      If any certificate for shares of the Surviving Corporation's stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

                                 IV. GENERAL

      4.1 COVENANTS OF AMPERSAND. Ampersand covenants and agrees that it will, on or before the Effective Date of the Merger:

      (a) Qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law.

      (b) File any and all documents with the California Franchise Tax Board necessary for the assumption by Ampersand of all of the franchise tax liabilities of Bell National.

      (c) Take such other actions as may be required by the California General Corporation Law.

      4.2 FURTHER ASSURANCES. From time to time, as and when required by Ampersand or by its successors or assigns, there shall be executed and delivered on behalf of Bell National such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Ampersand the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Bell National and otherwise to carry out the purposes of this Agreement, and the officers and directors of Ampersand are fully authorized in the name and on behalf of Bell National or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

      4.3 ABANDONMENT. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Bell National or Ampersand, or both, notwithstanding the approval of this Agreement by the shareholders of Bell National or the sole stockholder of Ampersand, or both.

      4.4 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of Delaware and California, provided that an amendment made subsequent to the adoption of this Agreement by the security holders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property, or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

      4.5 REGISTERED OFFICE. The registered office of the Surviving Corporation in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801, and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

      4.6 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 900 North Franklin Street, Suite 210, Chicago, Illinois 60610, and copies thereof will be furnished to any security holder of either Constituent Corporation, upon request and without cost.

      4.7 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

      4.8 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.



                          [Signature Page Follows]

      IN WITNESS WHEREOF, this Agreement, having first been approved by the resolutions of the Boards of Directors and security holders of Bell National and Ampersand, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.




          BELL NATIONAL CORPORATION, a California corporation

          By: ____________________________________________________

          Its: ____________________________________________________




ATTEST:

 ____________________________________________________




          AMPERSAND MEDICAL CORPORATION, a Delaware corporation

          By: ____________________________________________________

          Its: ____________________________________________________




ATTEST:


 ____________________________________________________

                                 APPENDIX D
                                 ----------


                        CERTIFICATE OF INCORPORATION
                                     OF
                        AMPERSAND MEDICAL CORPORATION



      THE UNDERSIGNED, in order to form a corporation for the purposes hereinafter stated, under and pursuant to the provisions of the General Corporation Law of the State of Delaware, does hereby certify as follows:

      FIRST:  The name of the Corporation is:  Ampersand Medical
Corporation.
      SECOND: The registered office of the Corporation is to be located at 1209 Orange Street, in the City of Wilmington, in the County of New Castle, in the State of Delaware, 19801. The name of its registered agent at that address is The Corporation Trust Company.
      THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Delaware.
      FOURTH: The total number of shares of stock which the Corporation is authorized to issue is Twenty Million (20,000,000) shares of common stock, $.001 par value per share.
      FIFTH:  The name and address of the incorporator are as follows:
            NAME                           ADDRESS
            ----                           -------

      Gayle D. Grocke               55 East Monroe Street, Suite 4100

                                    Chicago, Illinois 60603

      SIXTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

      (1) The number of directors of the Corporation shall be such as from time to time shall be fixed by, or in the manner provided in, the by-laws. Election of directors need not be by ballot unless the by-laws so provide.

      (2) The Board of Directors shall have power without the assent or vote of the stockholders to make, alter, amend, change, add to or repeal the by-laws of the Corporation; to fix and vary the amount to be reserved for any proper purpose; to authorize and cause to be executed mortgages and liens upon all or any part of the property of the Corporation; to determine the use and disposition of any surplus or net profits; and to fix the time for the declaration and payment of dividends.
      (3) The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and as binding upon the Corporation and upon all stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors' interest, or for any other reason.
      (4) In addition to the powers and authorities herein or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject nevertheless, to the provisions of the statutes of Delaware, of this Certificate, and to any by-laws from time to time made by the stockholders; provided, however, that no by-laws so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made.

      SEVENTH:  The Corporation shall, to the full extent permitted by
Section 145 of the Delaware General Corporation Law, as amended from time to time, indemnify all persons whom it may indemnify pursuant thereto.
      EIGHTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware, may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders of this Corporation, as the case may be, and also on this Corporation.
      NINTH: The personal liability of directors of the Corporation is hereby eliminated to the fullest extent permitted by paragraph (7) of subsection (b) of Section 102 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, but no such subsequent amendment or supplement shall, unless otherwise required by law, diminish the extent of personal liability eliminated hereby.

      TENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 15th day of December, 1998.
                              /s/ Gayle D.Grocke
                              ----------------------------------------
                              Gayle D. Grocke, Incorporator

                   CERTIFICATE OF AMENDMENT OF CERTIFICATE
                     OF INCORPORATION BEFORE PAYMENT OF
                           ANY PART OF THE CAPITAL
                                     OF
                        AMPERSAND MEDICAL CORPORATION
                        -----------------------------


      It is hereby certified that:

      1. The name of the corporation (hereinafter called the "Corporation") is Ampersand Medical Corporation.

      2. The Corporation has not received any payment for any of its stock.

      3. The certificate of incorporation of the Corporation is hereby amended by striking out Article Fourth thereof any by substituting in lieu of said Article Fourth the following new Article Fourth:

      "FOURTH:  AUTHORIZED STOCK.

      Section 4.1 The total number of shares of stock which the Corporation is authorized to issue is Thirty-Five Million (35,000,000), comprised of Thirty Million (30,000,000) shares of Common Stock, $.001 par value per share, and Five Million (5,000,000) of Preferred Stock, $.001 par value per share.

      Section 4.2 The Board of Directors is authorized, subject to the limitations prescribed by law and the provisions of this Section 4.2 to adopt one or more resolutions to provide for the issuance from time to time in one or more series of any number of shares of Preferred Stock, up to a maximum of Five Million (5,000,000) shares, and to establish the number of shares to be included in each such series, and to fix the designation, relative rights, preferences, qualifications and limitations of the shares of each such series.

      4. The amendment of the certificate of incorporation of the Corporation herein certified was duly adopted, pursuant to the provisions of Section 241 of the General Corporation Law of the State of Delaware, by the sole incorporator, no directors having been named in the certificate of incorporation and no directors having been elected.
Signed on December 22, 1998.



                              /s/ Gayle D. Grocke
                              ----------------------------------------
                              Gayle D. Grocke, Sole Incorporator

                        CERTIFICATE OF AMENDMENT OF
                        CERTIFICATE OF INCORPORATION
                                     OF
                        AMPERSAND MEDICAL CORPORATION
                        -----------------------------


      It is hereby certified that:

      1. The name of the corporation (hereinafter called the "Corporation") is Ampersand Medical Corporation.

      2. The certificate of incorporation of the Corporation is hereby amended by striking out Article Fourth thereof any by substituting in lieu of said Article Fourth the following new Article Fourth:

      "FOURTH:  AUTHORIZED STOCK.

      Section 4.1 The total number of shares of stock which the Corporation is authorized to issue is Fifty-Five Million (55,000,000), comprised of Fifty Million (50,000,000) shares of Common Stock, $.001 par value per share, and Five Million (5,000,000) of Preferred Stock, $.001 par value per share.

      Section 4.2 The Board of Directors is authorized, subject to the limitations prescribed by law and the provisions of this Section 4.2 to adopt one or more resolutions to provide for the issuance from time to time in one or more series of any number of shares of Preferred Stock, up to a maximum of Five Million (5,000,000) shares, and to establish the number of shares to be included in each such series, and to fix the designation, relative rights, preferences, qualifications and limitations of the shares of each such series."

      3. The amendment of the certificate of incorporation of the Corporation herein certified was duly adopted, pursuant to the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Signed on April 28, 1999.


                                    BELL NATIONAL CORPORATION,
                                    the Sole Stockholder of the Corporation



                                    By:    /s/ Leonard R. Prange
                                           ------------------------------
                                           Leonard R. Prange, President
                                           and Chief Financial Officer


                                    There being no officers appointed to
                                    the Corporation.

                                 APPENDIX E
                                 ----------

                                   BY-LAWS

                                     OF

                        AMPERSAND MEDICAL CORPORATION



                                  ARTICLE I

                                   OFFICES

      The registered office shall be in the City of Wilmington, County of Dover, State of Delaware. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.


                                 ARTICLE II

                                STOCKHOLDERS

     SECTION 1. ANNUAL MEETING. The annual meeting of stockholders shall be held each year at the hour of 10 o'clock in the morning on the fourth Friday in May, if not a legal holiday, and if a legal holiday, then on the next succeeding business day not a legal holiday, or held at such other date and time as determined by the Board of Directors.

     SECTION 2. DIRECTOR NOMINATIONS. Only persons who are nominated in accordance with the following procedures shall be eligible to serve as Directors. Nominations of persons for election to the Board of Directors of the Corporation at a meeting of stockholders may be made (i) by or at the direction of the Board of Directors, or (ii) by any stockholder of the Corporation entitled to vote in the election of Directors at the meeting who complies with the notice procedures set forth in this Article II,
Section 2. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not less than sixty (60) days prior to the first anniversary of the date of the mailing of the notice of the previous year's annual meeting of stockholders; provided, however, that if no annual meeting of stockholders was held in the previous year or if the date of the annual meeting is advanced by more than thirty (30) days prior to, or delayed by more than sixty (60) days after, such anniversary date, to be timely a stockholder's notice must be so delivered, or mailed and received, not later than the close of business on the later of (a) the sixtieth (60th) day prior to such annual meeting or (b) the tenth (10th) day following the day on which the date of such meeting has been first "publicly disclosed" (in the manner provided in the last sentence of this Article II, Section 2) by the Corporation. Any stockholder's notice pursuant to this Article II, section 2 shall set forth (i) as to each person whom the stockholder proposes to nominate for election or re-election as a Director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as Director if elected); and
(ii) as to the stockholder giving notice the name and address, as they appear on the Corporation's books, of such stockholder and the class and number of shares of the Corporation which are beneficially owned by such stockholder. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a Director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. No person shall be eligible to serve as a Director of the Corporation unless nominated in accordance with the procedures set forth herein. The presiding officer shall, if the facts so warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the By-laws, and if such officer should so determine, such officer shall so declare to the meeting, and the defective nomination shall be disregarded. For purposes of these By-laws, "publicly disclosed" or "public disclosure" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission.

     SECTION 3. ANNUAL MEETING AGENDA ITEMS. At an annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (i) by or at the direction of the Board of Directors, or (ii) by any stockholder of the Corporation who complies with the notice procedures set forth in this Article II, Section 3, in the time herein provided. For business to be properly brought before an annual meeting by a stockholder, the stockholder must deliver written notice to, or mail such written notice so that it is received by, the Secretary of the Corporation, at the principal executive offices of the Corporation, not less than sixty (60) days prior to the first anniversary of the date of the mailing of the notice of the previous year's annual meeting of stockholders; provided, however, that if no annual meeting of stockholders was held in the previous year or if the date of the annual meeting is advanced by more than thirty (30) days prior to, or delayed by more than sixty (60) days after, such anniversary date, to be timely notice by the stockholder must be so delivered, or mailed and received, not later than the close of business on the later of (a) the sixtieth (60th) day prior to such annual meeting or (b) the tenth (10th) day following the day on which the date of the meeting has been first "publicly disclosed" (in the manner provided in Article II, Section 2 above) by the Corporation. Any stockholder's notice pursuant to this Article II, Section 3 shall set forth as to each matter the stockholder proposes to bring before the annual meeting (A) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (B) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (C) the class and number of shares of the Corporation which are beneficially owned by the stockholder and (D) any material interest of the stockholder in such business. At an annual meeting, the presiding officer shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Article, Section 3, and if such officer should so determine, such officer shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted. Whether or not the foregoing procedures are followed, no matter which is not a proper matter for stockholder consideration shall be brought before the meeting.

     SECTION 4. SPECIAL MEETINGS. Special meetings of the stockholders of the Corporation, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the Chairman of the Board and shall be called by the Chief Executive Officer or Secretary pursuant to a resolution adopted by a majority of the total number of authorized Directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption).

      If a special meeting is called by the Chairman of the Board, the Chairman shall personally deliver or send by registered mail or by telegraphic or other facsimile transmission to the Secretary of the Corporation a written request specifying the general nature of the business proposed to be transacted. No business may be transacted at such special meeting otherwise than as specified in such notice. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty (120) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the Secretary shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section 6 of this Article II. If the notice is not given within sixty (60) days after the receipt of the request, the Chairman may set the time and place of the meeting and give the notice.

      If a special meeting is called by a majority of the authorized Directors, such meeting shall be on such date and at such time as such majority of authorized Directors shall fix.

     SECTION 5. PLACE OF MEETING. All meetings of the stockholders for the election of Directors shall be held in the City of Chicago, State of Illinois, at such places as may be fixed from time to time by the Board of Directors, or at such other place either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purposes may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

     SECTION 6. NOTICE OF MEETINGS. Except as otherwise provided by law, written notice stating the place, date and hour of the meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting. Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

     SECTION 7. VOTING LISTS. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     SECTION 8. QUORUM AND MANNER OF ACTING. At all meetings of stockholders, except where otherwise provided by statute or by the Certificate of Incorporation, or by the By-laws, the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by law, the Certificate of Incorporation or the By-laws, all action taken by the holders of a majority of the votes cast, excluding abstentions, at any meeting at which a quorum is present shall be valid and binding upon the Corporation; provided, however, that Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of Directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Certificate of Incorporation or the By-laws, a majority of the outstanding shares of such class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, except where otherwise provided by the statute or by the Certificate of Incorporation or the By-laws, the affirmative vote of the majority (plurality, in the case of the election of Directors) of the votes cast, including abstentions, by the holders of shares of such class or classes or series shall be the act of such class or classes or series.

     SECTION 9. VOTING OF STOCK. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the Corporation on the record date, as provided in Article VI of these By-laws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote shall have the right to do so either in person or by an agent or agents authorized by a proxy granted in accordance with Delaware law. An agent so appointed need not be a stockholder. No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period.

     SECTION 10. INFORMAL ACTION BY STOCKHOLDERS. Unless otherwise provided in the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.


                                 ARTICLE III

                                  DIRECTORS

     SECTION 1. POWERS. The business of the Corporation shall be managed by or under the direction of its Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by the By-laws directed or required to be exercised or done by the stockholders.

     SECTION 2. NUMBER, TENURE, AND QUALIFICATIONS. The number of Directors which shall constitute the whole Board of Directors shall be no fewer than five (5) nor more than seven (7), as more precisely fixed from time to time within these limits by amendments to the By-laws by resolution adopted by the Board of Directors. The exact number of Directors until amended by such resolution shall be five (5). The Directors shall be elected at the annual meeting of the stockholders, except as provided in
Section 8 of this Article III, and each Director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

     SECTION 3.   ANNUAL MEETINGS.  The Board of Directors of the
Corporation may hold meetings, both regular and special, either within or without the State of Delaware.

      The first meeting of each newly elected Board of Directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected Directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected Board of Directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the Directors.

     SECTION 4. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board.

     SECTION 5. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chairman of the Board or the President on two (2) days' notice to each Director, either personally or by mail or by telegram; special meetings shall be called by the Chairman of the Board, the President or Secretary in like manner and on like notice on the written request of two Directors unless the Board consists of only one Director; in which case special meetings shall be called by the President or Secretary in like manner and on like notice on the written request of the sole Director.

     SECTION 6. QUORUM. At all meetings of the Board of Directors a majority of Directors shall constitute a quorum for the transaction of business. If a quorum shall not be present at any meeting of the Board of Directors, the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     SECTION 7. MANNER OF ACTING. The act of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation.

     SECTION 8. VACANCIES. Vacancies, and newly created directorships resulting from any increase in the authorized number of Directors, may be filled by a majority of the Directors then in office, though less than a quorum, or by a sole remaining Director, and the Directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no Directors in office, then an election of Directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly created directorship, the Directors then in office shall constitute less than a majority of the whole Board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent (10%) of the total number of the shares at the time outstanding having the right to vote for such Directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the Directors chosen by the Directors then in office.

     SECTION 9. INFORMAL ACTION BY DIRECTORS. Unless otherwise restricted by the Certificate of Incorporation or the By-laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

     SECTION 10. PARTICIPATION BY MEANS OF CONFERENCE TELEPHONE. Unless otherwise restricted by the Certificate of Incorporation or the By-laws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

     SECTION 11. COMMITTEES. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the Directors of the Corporation. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

      In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

      Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the By-laws of the Corporation; and, unless the resolution or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

      Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

     SECTION 12. COMPENSATION. Unless otherwise restricted by the Certificate of Incorporation or the By-laws, the Board of Directors shall have the authority to fix the compensation of Directors. The Directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors, may be granted stock options or other interests in the Corporation and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as Director. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

     SECTION 13. REMOVAL. Unless otherwise restricted by the Certificate of Incorporation or the By-laws, and subject to the rights of the holders of any series of preferred stock, any Director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of shares entitled to vote at an election of Directors.


                                 ARTICLE IV

                                   NOTICES

     SECTION 1. NOTICE OF MEETING. Whenever, under provisions of statute or of the Certificate of Incorporation or of the By-laws, notice is required to be given to any Director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such Director or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to Directors may also be given by telegram.

     SECTION 2. WAIVER OF NOTICE. Whenever any notice is required to be given under provisions of statute or of the Certificate of Incorporation or of the By-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                  ARTICLE V

                                  OFFICERS

     SECTION 1. OFFICERS. The officers of the Corporation shall be the Chairman of the Board, the Chief Executive Officer, the President, the Secretary, the Chief Financial Officer, and the Treasurer. The Corporation may also have, at the discretion of the Board of Directors, one or more Vice-Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other subordinate officers as the Board of Directors may from time to time determine are required by the business of the Corporation. Any number of offices may be held by the same person.

     SECTION 2. ELECTION OF OFFICERS. The officers of the Corporation shall be chosen by the Board of Directors, and shall serve at the pleasure of the Board of Directors.

     SECTION 3. REMOVAL AND RESIGNATION OF OFFICERS. Any officer may be removed at any time, with or without cause or notice, by the Board of Directors. Officers may be employed for a specified term under a contract of employment if authorized by the Board of Directors. Such officers under a contract of employment may be removed from office at any time under this
Section 4, and shall have no claim against the Corporation or individual officers or Board members because of the removal except any right to monetary compensation to which the officer may be entitled under such contract of employment.

      Any officer may resign at any time by giving written notice to the Corporation. Resignations shall take effect on the date of receipt of the notice, unless a later time is specified in the notice. Unless otherwise specified in the notice, acceptance of the resignation is not necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation to monetary damages under any contract of employment to which the officer is a party.

     SECTION 4. VACANCIES IN OFFICES. A vacancy in any office resulting from an officer's death, resignation, removal, disqualification, or from any other cause shall be filled in the manner prescribed in the By-laws for regular election or appointment to that office.

     SECTION 5. CHAIRMAN OF THE BOARD. The Chairman of the Board, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

     SECTION 6. CHIEF EXECUTIVE OFFICER. The Chief Executive Officer shall be responsible for the executive affairs of the Corporation and shall have general management and control of the business and affairs of the Corporation. He shall report only to the Chairman of the Board and to the Board of Directors, and shall, in the absence of the Chairman of the Board, preside at all meetings of the stockholders and Directors.

     SECTION 7. PRESIDENT. The President shall have such duties as shall be assigned by the Board of Directors and, unless some other person has been elected as Chief Executive Officer, shall be the Chief Executive Officer of the Corporation and have the powers and duties prescribed in
Section 6 of this Article V. In the absence of both the Chairman of the Board and the Chief Executive Officer, the President shall preside at all meetings of the stockholders or the Directors.

     SECTION 8. VICE-PRESIDENTS. If desired, one or more Vice-Presidents may be chosen by the Board of Directors. In the absence or disability of the President, the President's duties and responsibilities shall be carried out by the highest ranking available Vice-President if Vice-Presidents are ranked, or if not ranked, by a Vice-President designated by the Board of Directors. When so acting, a Vice-President shall have all the powers of and be subject to all the restrictions on the President.

     SECTION 9. SECRETARY. The Secretary shall be present at all stockholders' meetings and all Board meetings and shall take the minutes of the meeting. If the Secretary is unable to be present, the Secretary or the presiding officer of the meeting shall designate another person to take the minutes of the meeting.

      The Secretary shall keep, or cause to be kept, at the principal executive office or such other place as designated by the Board of Directors, a book of minutes of all meetings and actions of the stockholders, of the Board of Directors, and of committees of the Board. The minutes of each meeting shall state: the time and place the meeting was held; whether it was regular or special; if special, how it was called or authorized; the names of Directors present at Board or committee meetings; the number of shares present or represented at stockholders' meetings; and an accurate account of the proceedings.

      The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the transfer agent or registrar, a record or duplicate record of stockholders. This record shall show the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of share certificates issued to each stockholder, and the number and date of cancellation of any certificates surrendered for cancellation.

      The Secretary shall give notice, or cause notice to be given, of all stockholders' meetings, Board meetings, and meetings of committees of the Board for which notice is required by statute or by the By-laws. If the Secretary or other person authorized by the Secretary to give notice fails to act, notice of any meeting may be given by any other officer of the Corporation.

      The Secretary shall keep the seal of the Corporation, if any, in safe custody. The Secretary shall have such other powers and perform other duties as prescribed by the Board of Directors or by the By-laws.

     SECTION 10. CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall keep or cause to be kept adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any Director.

      In addition, the Chief Financial Officer shall: (1) deposit corporate funds and other valuables in the Corporation's name and to its credit with depositaries designated by the Board of Directors; (2) make disbursements of corporate funds as authorized by the Board of Directors;

(3) render a statement of the Corporation's financial condition and an account of all transactions conducted as Chief Financial Officer whenever requested by the Chief Executive Officer or the Board of Directors; (4) have other powers and perform other duties as prescribed by the Board of Directors or the By-laws.

     SECTION 11. TREASURER. The Treasurer shall have powers and duties as prescribed by the By-laws or the Board of Directors.

     SECTION 12. SUBORDINATE OFFICERS. The powers and duties of subordinate officers who are from time to time appointed by the Board of Directors shall be as specified by the By-laws or the Board of Directors.


                                 ARTICLE VI

                  CERTIFICATES OF STOCK AND THEIR TRANSFER

     SECTION 1. CERTIFICATES OF STOCK. Every holder of stock in the Corporation represented by certificates, and upon request every holder of stock in the Corporation not represented by certificates, shall be entitled to have a certificate, signed by, or in the name of the Corporation by, the Chairman of the Board, or the President or a Vice-President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by such holder in the Corporation.

      Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor, and the amount paid thereon shall be specified.

      If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

      Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

     SECTION 2. LOST CERTIFICATES. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

     SECTION 3. TRANSFER OF STOCK. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     SECTION 4. FIXING OF RECORD DATE. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     SECTION 5. REGISTERED STOCKHOLDERS. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.


                                 ARTICLE VII

                             GENERAL PROVISIONS

     SECTION 1. DIVIDENDS. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

      Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Directors shall think conducive to the interest of the Corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.

     SECTION 2. ANNUAL STATEMENT. The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the Corporation.

     SECTION 3. CHECKS. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

     SECTION 4. FISCAL YEAR. The fiscal year of the Corporation shall begin on the first day of January and end on the last day of December.

     SECTION 5. SEAL. The corporate seal, if any, shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

     SECTION 6. INDEMNIFICATION. The Corporation shall indemnify its officers, Directors, employees and agents to the fullest extent permitted by the General Corporation Law of Delaware.


                                ARTICLE VIII

                                 AMENDMENTS

      The By-laws may be altered, amended or repealed or new By-laws may be adopted by the stockholders or by the Board of Directors, when such power is conferred upon the Board of Directors by the Certificate of Incorporation at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new By-laws be contained in the notice of such special meeting. If the power to adopt, amend or repeal By-laws is conferred upon the Board of Directors by the Certificate of Incorporation it shall not divest or limit the power of the stockholders to adopt, amend or repeal By-laws.

                                 APPENDIX F
                                 ----------




                        AMPERSAND MEDICAL CORPORATION


                         1999 EQUITY INCENTIVE PLAN

                     ESTABLISHED AS OF _______ __, 1999

                        AMPERSAND MEDICAL CORPORATION


                         1999 EQUITY INCENTIVE PLAN
                      ESTABLISHED AS OF ______ __, 1999



                                                                        Page
                                                                        ----

Article 1.    Establishment, Objectives and Duration . . . . . . . . . . . 1

Article 2.    Definitions. . . . . . . . . . . . . . . . . . . . . . . . . 1

Article 3.    Administration . . . . . . . . . . . . . . . . . . . . . . . 4

Article 4.    Shares Subject to the Plan and Maximum Awards. . . . . . . . 5

Article 5.    Eligibility and Participation. . . . . . . . . . . . . . . . 6

Article 6.    Stock Options. . . . . . . . . . . . . . . . . . . . . . . . 6

Article 7.    Stock Appreciation Rights. . . . . . . . . . . . . . . . . . 8

Article 8.    Restricted Stock . . . . . . . . . . . . . . . . . . . . . . 9

Article 9.    Performance Units and Performance Shares . . . . . . . . . .10

Article 10.   Performance Measures . . . . . . . . . . . . . . . . . . . .12

Article 11.   Beneficiary Designation. . . . . . . . . . . . . . . . . . .12

Article 12.   Deferrals. . . . . . . . . . . . . . . . . . . . . . . . . .13

Article 13.   Retention Rights . . . . . . . . . . . . . . . . . . . . . .13

Article 14.   Amendment, Modification, Termination
              and Adjustments. . . . . . . . . . . . . . . . . . . . . . .13

Article 15.   Payment of Plan Awards and Conditions Thereon. . . . . . . .14

Article 16.   Change in Control. . . . . . . . . . . . . . . . . . . . . .14

Article 17.   Withholding. . . . . . . . . . . . . . . . . . . . . . . . .16

Article 18.   Indemnification. . . . . . . . . . . . . . . . . . . . . . .16

Article 19.   Successors . . . . . . . . . . . . . . . . . . . . . . . . .16

Article 20.   Legal Construction . . . . . . . . . . . . . . . . . . . . .17

ARTICLE 1.       ESTABLISHMENT, OBJECTIVES AND DURATION

      1.1. ESTABLISHMENT OF THE PLAN. Ampersand Medical Corporation, a Delaware corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "Ampersand Medical Corporation 1999 Equity Incentive Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares and Performance Units.

      Subject to approval by the Company's stockholders, the Plan shall become effective as of _____ __, 1999 (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

      1.2. OBJECTIVES OF THE PLAN. The objectives of the Plan are to optimize the profitability and growth of the Company through incentives which are consistent with the Company's goals and which link the personal interests of Participants to those of the Company's stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants.

      The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

      1.3. DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 14 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after _______ __, 2009.

ARTICLE 2.       DEFINITIONS

      Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

      2.1. "AFFILIATE" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

      2.2. "AWARD" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units.

      2.3. "AWARD AGREEMENT" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

      2.4. "BENEFICIAL OWNER" OR "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such terms in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

      2.5. "BOARD" OR "BOARD OF DIRECTORS" means the Board of Directors of the Company.

      2.6. "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

      2.7. "COMMITTEE" means any committee appointed by the Board to administer the Plan, as specified in Article 3 herein.

      2.8. "COMPANY" means Ampersand Medical Corporation, a Delaware corporation, including any and all Subsidiaries and Affiliates, and any successor thereto as provided in Article 19 herein.

      2.9. "CONSULTANT" means a consultant or advisor who provides bona fide services to the Company as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except for purposes of an ISO grant under Article 6.

      2.10. "COVERED EMPLOYEE" means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of "covered employees," as defined in the regulations promulgated under Code
Section 162(m), or any successor statute.

      2.11. "DIRECTOR" means any individual who is a member of the Board of Directors of the Company or any Subsidiary or Affiliate.

      2.12. "DISABILITY" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan, or if no such plan exists, at the discretion of the Committee.

      2.13. "EFFECTIVE DATE" shall have the meaning ascribed to such term in Section 1.1 hereof.

      2.14. "EMPLOYEE" means any full-time, active employee of the Company or its Subsidiaries or Affiliates. Directors or Consultants who are not employed by the Company shall not be considered Employees under this Plan.

      2.15. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

      2.16. "FAIR MARKET VALUE" shall be determined on the basis of the average of the closing bid and asked prices for a share of Company common stock on the Over the Counter Bulletin Board (as reported by the National Quotation Bureau, LLC or a comparable quotation service) over the ten trading days occurring immediately prior to the relevant date, unless the Company common stock has become listed on the Nasdaq SmallCap Market or a comparable market system, in which case "Fair Market Value" shall be determined on the basis of the closing sale price at which a share of Company common stock has been sold the regular way on the Nasdaq SmallCap Market or comparable market system, or if there is no such sale on the relevant date, then on the last previous day on which there was such a sale.

      2.17. "FREESTANDING SAR" means an SAR that is granted independently of any Options, as described in Article 7 herein.

      2.18. "INCENTIVE STOCK OPTION" OR "ISO" means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

      2.19. "INSIDER" shall mean an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to
Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

      2.20. "NON-EMPLOYEE DIRECTOR" shall mean a Director who is not also an Employee. Service as a Non-Employee Director shall be considered employment for all purposes of the Plan, except for purposes of an ISO grant under Article 6.

      2.21. "NON-QUALIFIED STOCK OPTION" OR "NQSO" means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

      2.22. "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

      2.23. "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option.

      2.24. "PARTICIPANT" means an Employee, Non-Employee Director or Consultant who has been selected to receive an Award or who has outstanding an Award granted under the Plan.

      2.25. "PERFORMANCE-BASED EXCEPTION" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

      2.26. "PERFORMANCE SHARE" means an Award granted to a Participant, as described in Article 9 herein.

      2.27. "PERFORMANCE UNIT" means an Award granted to a Participant, as described in Article 9 herein.

      2.28. "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

      2.29. "PERSON" shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

      2.30. "RESTRICTED STOCK" means an Award granted to a Participant pursuant to Article 8 herein.

      2.31. "RETIREMENT" shall have the meaning ascribed to such term in the Company's tax-qualified retirement plan.

      2.32. "SHARES" means the shares of common stock of the Company.

      2.33. "STOCK APPRECIATION RIGHT" OR "SAR" means an Award, granted alone or, in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.

      2.34. "SUBSIDIARY" means any corporation, partnership, joint venture or other entity in which the Company has a majority voting interest (including all divisions, affiliates and related entities).

      2.35. "TANDEM SAR" means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

ARTICLE 3.       ADMINISTRATION

      3.1. THE COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board consisting of not less than two (2) Directors who meet the "outside director" requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act and the requirements of Code Section 162(m), or by any other committee appointed by the Board, provided the members of such committee meet such requirements.

      3.2. AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select individuals who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 14 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority as identified herein.

      3.3. DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Participants and their estates and beneficiaries.

ARTICLE 4.       SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

      4.1. NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to Sections 4.2 and 4.3 herein, the maximum number of Shares with respect to which Awards may be granted to Participants under the Plan shall be two million (2,000,000). Shares issued under the Plan may be either authorized but unissued Shares, treasury Shares or any combination thereof.

      Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to comply with the Performance-Based Exception, the following rules shall apply to grants of such Awards under the Plan, subject to Sections 4.2 and 4.3.

      (a) STOCK OPTIONS AND SARS: The maximum aggregate number of Shares that may be subject to Stock Options, with or without Tandem SARs, or Freestanding SARs, granted in any one fiscal year to any one Participant shall be five hundred thousand (500,000).

      (b) RESTRICTED STOCK: The maximum aggregate grant with respect to Awards of Restricted Stock which are intended to qualify for the Performance-Based Exception, and which are granted in any one fiscal year to any one Participant shall be four hundred thousand (400,000) Shares.

      (c) PERFORMANCE SHARES/PERFORMANCE UNITS: The maximum aggregate payout (determined as of the end of the applicable performance period) with respect to Awards of Performance Shares or Performance Units which are intended to comply with the Performance-Based Exception, and which are granted in any one fiscal year to any one Participant shall be equal to the Fair Market Value of four hundred thousand (400,000) Shares.

      4.2. LAPSED AWARDS. If any Award granted under this Plan is canceled, terminates, expires or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available for the grant of an Award under the Plan. The foregoing notwithstanding, the aggregate number of Shares that may be issued under the Plan upon the exercise of ISOs shall not be increased when Restricted Stock or other Shares are forfeited.

      4.3. ADJUSTMENTS. In the event of any change in corporate capitalization such as a stock split, or a corporate transaction such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in subsections 4.1(a), 4.l(b) and 4.l(c), as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

ARTICLE 5.       ELIGIBILITY AND PARTICIPATION

      5.1. ELIGIBILITY. Persons eligible to participate in this Plan include Consultants, Non-Employee Directors and officers and certain key salaried Employees of the Company with potential to contribute to the success of the Company or its Subsidiaries, including Employees who are members of the Board.

      5.2. ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Participants those to whom Awards shall be granted, and shall determine the nature and amount of each Award.

ARTICLE 6.       STOCK OPTIONS

      6.1. GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

      6.2. AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or an NQSO, whose grant is intended not to fall under the provisions of Code Section 422.

      6.3. OPTION PRICE. The Option Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

      6.4. DURATION OF OPTIONS. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth anniversary date of its grant and provided further that no Option shall be exercisable later than the fifth anniversary date of its grant for an ISO granted to a Participant, who at the time of such grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

      6.5. EXERCISE OF OPTIONS. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

      6.6. PAYMENT. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

      The Option Price upon exercise of any Option shall be payable to the Company in full in a form as determined by the Committee either: (a) in cash or its equivalent; (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price); (c) by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price; (d) by promissory note of the Participant; or (e) by any combination of the foregoing methods of payment.

      The Committee may also allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

      Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

      6.7. RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

      6.8. TERMINATION OF EMPLOYMENT OR CONSULTING ARRANGEMENT. Each Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment or consulting arrangement with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this
Article 6, and may reflect distinctions based on the reasons for termination of employment.

      6.9.  NONTRANSFERABILITY OF OPTIONS.

      (a)     INCENTIVE STOCK OPTIONS.  No ISO granted under the
Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or the Participant's legal representative (to the extent permitted under Code
Section 422).

      (b) NONQUALIFIED STOCK OPTIONS. Except as otherwise provided in a Participant's Award Agreement, no NQSO granted under this
Article 6 may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant or the Participant's legal representative.

ARTICLE 7.       STOCK APPRECIATION RIGHTS

      7.1. GRANT OF SARS. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant
Freestanding SARs, Tandem SARs or any combination of these forms of SAR.

      The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

      The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option.

      7.2. EXERCISE OF TANDEM SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

      Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO;
(ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

      7.3. EXERCISE OF FREESTANDING SARS. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

      7.4. SAR AGREEMENT. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

      7.5. TERM OF SARS. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten years.

      7.6. PAYMENT OF SAR AMOUNT. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

      (a) the difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

      (b) the number of Shares with respect to which the SAR is exercised.

      At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value or in some combination thereof. The Committee's determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

      7.7. TERMINATION OF EMPLOYMENT OR CONSULTING ARRANGEMENT. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment or consulting arrangement with the Company and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan and may reflect distinctions based on the reasons for termination of employment.

      7.8. NONTRANSFERABILITY OF SARS. Except as otherwise provided in a Participant's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or the Participant's legal representative.

ARTICLE 8.       RESTRICTED STOCK

      8.1. GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

      8.2. RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted and such other provisions as the Committee shall determine.

      8.3. TRANSFERABILITY. Except as provided in this Article 8, the Shares of Restricted Stock granted under the Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant or the Participant's legal representative.

      8.4. OTHER RESTRICTIONS. Subject to Article 10 herein, the Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional and/or individual), time-based restrictions on vesting following the attainment of the performance goals and/or restrictions under applicable federal or state securities laws.

      The Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

      Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

      8.5. VOTING RIGHTS. Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.

      8.6. DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.
Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares, such that the dividends and/or the Restricted Shares maintain eligibility for the Performance-Based Exception.

      8.7. TERMINATION OF EMPLOYMENT OR CONSULTING ARRANGEMENT. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Shares following termination of the Participant's employment or consulting arrangement with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan and may reflect distinctions based on the reasons for termination of employment; provided, however, that except in the cases of terminations by reason of death or Disability, the vesting of Shares of Restricted Stock which qualify for the Performance-Based Exception and which are held by Covered Employees shall occur at the time they otherwise would have, but for the employment termination.

ARTICLE 9.       PERFORMANCE UNITS AND PERFORMANCE SHARES

      9.1. GRANT OF PERFORMANCE UNITS/SHARES. Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

      9.2. VALUE OF PERFORMANCE UNITS/SHARES. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participant. For purposes of this Article 9, the time period during which the performance goals must be met shall be called a "Performance Period."

      9.3. EARNING OF PERFORMANCE UNITS/SHARES. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

      9.4.  FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/SHARES.
Payment of earned Performance Units/Shares shall be made in a single lump sum following the close of the applicable Performance Period. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

      At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 8.6 herein). In addition, Participants may, at the discretion of the Committee, be entitled to exercise their voting rights with respect to such Shares.

      9.5. TERMINATION OF EMPLOYMENT OR CONSULTING ARRANGEMENT DUE TO DEATH, DISABILITY OR RETIREMENT. Unless determined otherwise by the Committee and set forth in the Participant's Award Agreement, in the event the employment or consulting arrangement of the Participant is terminated by reason of death, Disability or Retirement during a Performance Period, the Participant shall receive a payout of the Performance Units/Shares which is prorated, as specified by the Committee in its discretion.

      Payment of earned Performance Units/Shares shall be made at a time specified by the Committee in its sole discretion and set forth in the Participant's Award Agreement. Notwithstanding the foregoing, with respect to Covered Employees who retire during a Performance Period, payments shall be made at the same time as payments are made to Participants who did not terminate employment during the applicable Performance Period.

      9.6. TERMINATION OF EMPLOYMENT OR CONSULTING ARRANGEMENT FOR OTHER REASONS. In the event the Participant's employment or consulting arrangement terminates for any reason other than those reasons set forth in
Section 9.5 herein, all Performance Units/Shares shall be forfeited by the Participant to the Company unless determined otherwise by the Committee, as set forth in the Participant's Award Agreement.

      9.7. NONTRANSFERABILITY. Except as otherwise provided in a Participant's Award Agreement, Performance Units/Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

ARTICLE 10.      PERFORMANCE MEASURES

      Unless and until the Committee proposes for stockholder vote and stockholders approve a change in the general performance measures set forth in this Article 10, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among net income either before or after taxes, market share, customer satisfaction, profits, share price, earnings per share, total stockholder return, return on assets, return on equity, operating income, return on capital or investments, or economic value added (including, but not limited to, any or all of such measures in comparison to the Company's competitors, the industry or some other comparator group).

      The Committee shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, and which are held by Covered Employees, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

      In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code Section 162(m).

ARTICLE 11.      BENEFICIARY DESIGNATION

      Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit.
Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, the Participant's beneficiary shall be paid to the Participant's estate.

ARTICLE 12.      DEFERRALS

      The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 13.      RETENTION RIGHTS

      13.1. EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate the services of any Participant at any time, nor confer upon any Participant any right to continue as an Employee, Non-Employee Director or Consultant.

      13.2. PARTICIPATION. No Participant shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

ARTICLE 14.      AMENDMENT, MODIFICATION, TERMINATION AND ADJUSTMENTS

      14.1. AMENDMENT, MODIFICATION, AND TERMINATION. Subject to the terms of the Plan, the Board, upon recommendation of the Committee, may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part.

      14.2. ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that unless the Committee determines otherwise, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan or Awards meeting the requirements of Code
Section 162(m), as from time to time amended.

      14.3. AWARDS PREVIOUSLY GRANTED. Notwithstanding any other provision of the Plan to the contrary (but subject to Section 14.2 hereof), no termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the Participant holding such Award.

      14.4. COMPLIANCE WITH CODE SECTION 162(m). At all times when Code
Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Committee determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Article 14, make any adjustments it deems appropriate.

ARTICLE 15.      PAYMENT OF PLAN AWARDS AND CONDITIONS THEREON

      15.1. EFFECT OF COMPETITIVE ACTIVITY. Anything contained in the Plan to the contrary notwithstanding, if the employment of any Participant who is an Employee shall terminate, for any reason other than death, while any Award to such Participant is outstanding hereunder, and such Participant has not yet received the Shares covered by such Award or otherwise received the full benefit of such Award, such Participant, if otherwise entitled thereto, shall receive such Shares or benefit only if, during the entire period from the date of such Participant's termination to the date of such receipt, such Participant shall have earned out such Award by: (i) making himself or herself available, upon request, at reasonable times and upon a reasonable basis, to consult with, supply information to, and otherwise cooperate with the Company or any Subsidiary or Affiliate thereof with respect to any matter that shall have been handled by him or her or under his or her supervision while he or she was in the employ of the Company or of any Subsidiary or Affiliate thereof; and (ii) refraining from engaging in any activity that is directly or indirectly in competition with any activity of the Company or any Subsidiary or Affiliate thereof.

      15.2. NONFULFILLMENT OF COMPETITIVE ACTIVITY CONDITIONS; WAIVERS UNDER THE PLAN. In the event of a Participant's nonfulfillment of any condition set forth in Section 15.1 hereof, such Participant's rights under any Award shall be forfeited and canceled forthwith; provided, however, that the nonfulfillment of such condition may at any time (whether before, at the time of, or subsequent to termination of employment) be waived by the Committee upon its determination that in its sole judgment there shall not have been and will not be any substantial adverse effect upon the Company or any Subsidiary or Affiliate thereof by reason of the nonfulfillment of such condition.

      15.3. EFFECT OF INIMICAL CONDUCT. Anything contained in the Plan to the contrary notwithstanding, all rights of a Participant under any Award shall cease on and as of the date on which it has been determined by the Committee that such Participant at any time (whether before or subsequent to termination of such Participant's employment in the case of a Participant who is an Employee) acted in manner inimical to the best interests of the Company or any Subsidiary or Affiliate thereof.

ARTICLE 16.      CHANGE IN CONTROL

      16.1. DEFINITION. For purposes of this Plan, a "Change in Control" of the Company is deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

      (a) the "Beneficial Ownership" of securities representing more than thirty-three percent (33%) of the combined voting power of the Company is acquired by any "person" as defined in Section 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company); or

      (b) the stockholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation; or

      (c) during any period of three (3) consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period or whose election or nomination was previously so approved).

      16.2. TREATMENT OF OUTSTANDING AWARDS. Subject to Section 16.3 herein, upon the occurrence of a Change in Control:

      (a) any and all Options and SARs granted hereunder shall become immediately exercisable and shall remain exercisable throughout their entire term;

      (b) any restriction periods and restrictions imposed on Restricted Stock which are not performance-based shall lapse; and

      (c) the target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, Performance Units and Performance Shares shall be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the Change in Control. The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change in Control, and there shall be paid out to Participants within thirty (30) days following the effective date of the Change in Control a pro rata number of Shares (or their cash equivalents) based upon an assumed achievement of all relevant targeted performance goals and upon the length of time within the Performance Period which has elapsed prior to the Change in Control.
Awards denominated in cash shall be paid pro rata to Participants in cash within thirty (30) days following the effective date of the Change in Control, with the proration determined as a function of the length of time within the Performance Period which has elapsed prior to the Change in Control, and based on an assumed achievement of all relevant targeted performance goals.

      16.3. TERMINATION, AMENDMENT AND MODIFICATIONS OF CHANGE-IN-CONTROL PROVISIONS. Notwithstanding any other provision of the Plan or any Award Agreement provision, the provisions of this Article 16 may not be terminated, amended or modified on or after the date of an event which is likely to give rise to a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards.

      16.4. POOLING OF INTEREST ACCOUNTING. Notwithstanding anything contained in the Plan to the contrary, in the event that the consummation of a Change in Control is contingent on using pooling of interests accounting methodology, the Board may, in its discretion, take any action necessary to preserve the use of pooling of interests accounting.

ARTICLE 17.      WITHHOLDING

      17.1. TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

      17.2. SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE 18.      INDEMNIFICATION

      Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 19.      SUCCESSORS

      All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

ARTICLE 20.      LEGAL CONSTRUCTION

      20.1. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

      20.2. SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

      20.3. REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

      20.4. SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

      20.5. GOVERNING LAW. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of California.

                                 APPENDIX G
                                 ----------





                        AMPERSAND MEDICAL CORPORATION

                      1999 EMPLOYEE STOCK PURCHASE PLAN

                              TABLE OF CONTENTS



                                                                     Page

Section 1.  PURPOSE OF THE PLAN. . . . . . . . . . . . . . . . . . .    1

Section 2.  ADMINISTRATION OF THE PLAN.. . . . . . . . . . . . . . .    1

      (a)   Committee Composition. . . . . . . . . . . . . . . . . .    1

      (b)   Committee Responsibilities.. . . . . . . . . . . . . . .    1

Section 3.  ENROLLMENT AND PARTICIPATION.. . . . . . . . . . . . . .    1

      (a)   Offering Periods.. . . . . . . . . . . . . . . . . . . .    1

      (b)   Accumulation Periods.. . . . . . . . . . . . . . . . . .    1

      (c)   Enrollment.. . . . . . . . . . . . . . . . . . . . . . .    1

      (d)   Duration of Participation. . . . . . . . . . . . . . . .    1

      (e)   Applicable Offering Period.. . . . . . . . . . . . . . .    2

Section 4.  EMPLOYEE CONTRIBUTIONS.. . . . . . . . . . . . . . . . .    2

      (a)   Frequency of Payroll Deductions. . . . . . . . . . . . .    2

      (b)   Amount of Payroll Deductions.. . . . . . . . . . . . . .    2

      (c)   Changing Withholding Rate. . . . . . . . . . . . . . . .    2

      (d)   Discontinuing Payroll Deductions.. . . . . . . . . . . .    3

      (e)   Limit on Number of Elections.. . . . . . . . . . . . . .    3

Section 5.  WITHDRAWAL FROM THE PLAN.. . . . . . . . . . . . . . . .    3

      (a)   Withdrawal.. . . . . . . . . . . . . . . . . . . . . . .    3

      (b)   Re-enrollment After Withdrawal.. . . . . . . . . . . . .    3

Section 6.  CHANGE IN EMPLOYMENT STATUS. . . . . . . . . . . . . . .    3

      (a)   Termination of Employment. . . . . . . . . . . . . . . .    3

      (b)   Leave of Absence.. . . . . . . . . . . . . . . . . . . .    3

      (c)   Death. . . . . . . . . . . . . . . . . . . . . . . . . .    3

Section 7.  PLAN ACCOUNTS AND PURCHASE OF SHARES.. . . . . . . . . .    4

      (a)   Plan Accounts. . . . . . . . . . . . . . . . . . . . . .    4

      (b)   Purchase Price.. . . . . . . . . . . . . . . . . . . . .    4

      (c)   Number of Shares Purchased.. . . . . . . . . . . . . . .    4

      (d)   Available Shares Insufficient. . . . . . . . . . . . . .    4

      (e)   Issuance of Stock. . . . . . . . . . . . . . . . . . . .    4

      (f)   Unused Cash Balances.. . . . . . . . . . . . . . . . . .    5

                              TABLE OF CONTENTS
                                 (continued)



                                                                     Page

      (g)   Stockholder Approval.. . . . . . . . . . . . . . . . . .    5

Section 8.  LIMITATIONS ON STOCK OWNERSHIP.. . . . . . . . . . . . .    5

      (a)   Five Percent Limit.. . . . . . . . . . . . . . . . . . .    5

      (b)   Dollar Limit.. . . . . . . . . . . . . . . . . . . . . .    5

Section 9.  RIGHTS NOT TRANSFERABLE. . . . . . . . . . . . . . . . .    6

Section 10. NO RIGHTS AS AN EMPLOYEE.. . . . . . . . . . . . . . . .    6

Section 11. NO RIGHTS AS A STOCKHOLDER.. . . . . . . . . . . . . . .    6

Section 12. SECURITIES LAW REQUIREMENTS. . . . . . . . . . . . . . .    6

Section 13. STOCK OFFERED UNDER THE PLAN.. . . . . . . . . . . . . .    6

      (a)   Authorized Shares. . . . . . . . . . . . . . . . . . . .    6

      (b)   Antidilution Adjustments.. . . . . . . . . . . . . . . .    6

      (c)   Reorganizations. . . . . . . . . . . . . . . . . . . . .    7

Section 14. AMENDMENT OR DISCONTINUANCE. . . . . . . . . . . . . . .    7

Section 15. DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . .    7

      (a)   "Accumulation Period". . . . . . . . . . . . . . . . . .    7

      (b)   "Board". . . . . . . . . . . . . . . . . . . . . . . . .    7

      (c)   "Code" . . . . . . . . . . . . . . . . . . . . . . . . .    7

      (d)   "Committee". . . . . . . . . . . . . . . . . . . . . . .    7

      (e)   "Company". . . . . . . . . . . . . . . . . . . . . . . .    7

      (f)   "Compensation" . . . . . . . . . . . . . . . . . . . . .    7

      (g)   "Corporate Reorganization" . . . . . . . . . . . . . . .    8

      (h)   "Eligible Employee". . . . . . . . . . . . . . . . . . .    8

      (i)   "Exchange Act" . . . . . . . . . . . . . . . . . . . . .    8

      (j)   "Fair Market Value". . . . . . . . . . . . . . . . . . .    8

      (k)   "Offering Period". . . . . . . . . . . . . . . . . . . .    9

      (l)   "Participant". . . . . . . . . . . . . . . . . . . . . .    9

      (m)   "Participating Company". . . . . . . . . . . . . . . . .    9

      (n)   "Plan" . . . . . . . . . . . . . . . . . . . . . . . . .    9

      (o)   "Plan Account" . . . . . . . . . . . . . . . . . . . . .    9

      (p)   "Purchase Price" . . . . . . . . . . . . . . . . . . . .    9

                              TABLE OF CONTENTS
                                 (continued)



                                                                     Page

      (q)   "Stock". . . . . . . . . . . . . . . . . . . . . . . . .    9

      (r)   "Subsidiary" . . . . . . . . . . . . . . . . . . . . . .    9

Section 16. EXECUTION. . . . . . . . . . . . . . . . . . . . . . . .   10

                        AMPERSAND MEDICAL CORPORATION

                      1999 EMPLOYEE STOCK PURCHASE PLAN


      SECTION 1.  PURPOSE OF THE PLAN.

      The Plan was adopted by the Board on ___________ ___, 1999, effective as of __________ ___, 1999. The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Stock from the Company on favorable terms and to pay for such purchases through payroll deductions. The Plan is intended to qualify under Section 423 of the Code.

      SECTION 2.  ADMINISTRATION OF THE PLAN.

      (a) COMMITTEE COMPOSITION. The Plan shall be administered by the Committee. The Committee shall consist exclusively of two or more non-employee directors of the Company, who shall be appointed by the Board.

      (b) COMMITTEE RESPONSIBILITIES. The Committee shall interpret the Plan and make all other policy decisions relating to the operation of the Plan. The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

      SECTION 3.  ENROLLMENT AND PARTICIPATION.

      (a) OFFERING PERIODS. While the Plan is in effect, two overlapping Offering Periods shall commence in each calendar year. The Offering Periods shall consist of the 24-month periods commencing on each January 1 and July 1, except that the first Offering Period shall commence on __________ ____, 1999 and end on ________ ___, 199__.

      (b) ACCUMULATION PERIODS. While the Plan is in effect, two Accumulation Periods shall commence in each calendar year. The
Accumulation Periods shall consist of the six-month periods commencing on each January 1 and July 1, except that the first Accumulation Period shall commence on __________ ____, 1999 and end on _________ ___, 199__.

      (c) ENROLLMENT. Any individual who, on the day preceding the first day of an Offering Period, qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Offering Period by executing the enrollment form prescribed for this purpose by the Committee. The enrollment form shall be filed with the Company at the prescribed location not later than five days prior to the commencement of such Offering Period.

      (d) Duration of Participation. Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she ceases to be an Eligible Employee, withdraws

      (e) from the Plan under Section 5(a) or reaches the end of the Accumulation Period in which his or her employee contributions were discontinued under Section 4(d) or 8(b). A Participant who discontinued employee contributions under Section 4(d) or withdrew from the Plan under
Section 5(a) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (c) above. A Participant whose employee contributions were discontinued automatically under Section 8(b) shall automatically resume participation at the beginning of the earliest Accumulation Period ending in the next calendar year, if he or she then is an Eligible Employee.

      (f) APPLICABLE OFFERING PERIOD. For purposes of calculating the Purchase Price under Section 7(b), the applicable Offering Period shall be determined as follows:

            (i) Once a Participant is enrolled in the Plan for an Offering Period, such Offering Period shall continue to apply to him or her until the earliest of (A) the end of such Offering Period, (B) the end of his or her participation under Subsection (d) above or (C) re-enrollment in a subsequent Offering Period under Paragraph (ii) below.

            (ii) In the event that the Fair Market Value of Stock on the last trading day before the commencement of the Offering Period in which the Participant is enrolled is higher than on the last trading day before the commencement of any subsequent Offering Period, the Participant shall automatically be re-enrolled for such subsequent Offering Period.

            (iii) When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.

      SECTION 4.  EMPLOYEE CONTRIBUTIONS.

      (a) FREQUENCY OF PAYROLL DEDUCTIONS. A Participant may purchase shares of Stock under the Plan solely by means of payroll deductions. Payroll deductions, as designated by the Participant pursuant to Subsection
(b) below, shall occur on each payday during participation in the Plan.

      (b) AMOUNT OF PAYROLL DEDUCTIONS. An Eligible Employee shall designate on the enrollment form the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock. Such portion shall be a whole percentage of the Eligible Employee's
Compensation, but not less than 1 % nor more than 15%.

      (c) CHANGING WITHHOLDING RATE. If a Participant wishes to change the rate of payroll withholding, he or she may do so by filing a new enrollment form with the Company at the prescribed location at any time. The new withholding rate shall be effective as soon as reasonably practicable after such form has been received by the Company. The new withholding rate shall be a whole percentage of the Eligible Employee's Compensation, but not less than 1% nor more than 15%.

      (d) DISCONTINUING PAYROLL DEDUCTIONS. If a Participant wishes to discontinue employee contributions entirely, he or she may do so by filing a new enrollment form with the Company at the prescribed location at any time. Payroll withholding shall cease as soon as reasonably practicable after such form has been received by the Company. (In addition, employee contributions may be discontinued automatically pursuant to Section 8(b).) A Participant who has discontinued employee contributions may resume such contributions by filing a new enrollment form with the Company at the prescribed location. Payroll withholding shall resume as soon as reasonably practicable after such form has been received by the Company.

      (e) LIMIT ON NUMBER OF ELECTIONS. No Participant shall make more than two elections under Subsection (c) or (d) above during any Accumulation Period.

      SECTION 5.  WITHDRAWAL FROM THE PLAN.

      (a) WITHDRAWAL. A Participant may elect to withdraw from the Plan by filing the prescribed form with the Company at the prescribed location at any time before the last day of an Accumulation Period. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant's Plan Account shall be refunded to him or her in cash, without interest. No partial withdrawals shall be permitted.

      (b) RE-ENROLLMENT AFTER WITHDRAWAL. A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 3(c). Re-enrollment may be effective only at the commencement of an Offering Period.

      SECTION 6.  CHANGE IN EMPLOYMENT STATUS.

      (a) TERMINATION OF EMPLOYMENT. Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 5(a). (A transfer from one Participating Company to another shall not be treated as a termination of employment.)

      (b) LEAVE OF ABSENCE. For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. Employment, however, shall be deemed to terminate 90 days after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.

      (c) DEATH. In the event of the Participant's death, the amount credited to his or her Plan Account shall be paid to a beneficiary designated by him or her for this purpose on the prescribed form or, if none, to the Participant's estate. Such form shall be valid only if it was filed with the Company at the prescribed location before the Participant's death.

      SECTION 7.  PLAN ACCOUNTS AND PURCHASE OF SHARES.

      (a) PLAN ACCOUNTS. The Company shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant's Compensation under the Plan, such amount shall be credited to the Participant's Plan Account. Amounts credited to Plan Accounts shall not be trust funds and may be commingled with the Company's general assets and applied to general corporate purposes. No interest shall be credited to Plan Accounts.

      (b) PURCHASE PRICE. The Purchase Price for each share of Stock purchased at the close of an Accumulation Period shall be the lower of:

            (i) 85% of the Fair Market Value of such share on the last trading day in such Accumulation Period; or

            (ii) 85% of the Fair Market Value of such share on the last trading day before the commencement of the applicable Offering Period (as determined under Section 3(e)).

      (c) NUMBER OF SHARES PURCHASED. As of the last day of each Accumulation Period, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the Plan in accordance with Section 5(a). The amount then in the Participant's Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant's Plan Account. The foregoing notwithstanding, no Participant shall purchase more than 30,000 shares of Stock with respect to any Accumulation Period nor more than the amounts of Stock set forth in Sections 8(b) and 13(a). The Committee may determine with respect to all Participants that any fractional share, as calculated under this Subsection
(c), shall be (i) rounded down to the next lower whole share or (ii) credited as a fractional share.

      (d) AVAILABLE SHARES INSUFFICIENT. In the event that the aggregate number of shares that all Participants elect to purchase during an Accumulation Period exceeds the maximum number of shares remaining available for issuance under Section 13(a), then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase and the denominator of which is the number of shares that all Participants have elected to purchase.

      (e) ISSUANCE OF STOCK. Certificates representing the shares of Stock purchased by a Participant under the Plan shall be issued to him or her as soon as reasonably practicable after the close of the applicable Accumulation Period, except that the Committee may determine that such shares shall be held for each Participant's benefit by a broker designated by the Committee (unless the Participant has elected that certificates be issued to him or her). Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property.

      (f) UNUSED CASH BALANCES. An amount remaining in the Participant's Plan Account that represents the Purchase Price for any fractional share shall be carried over in the Participant's Plan Account to the next Accumulation Period. Any amount remaining in the Participant's Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection (c) above, Section 8(b) or Section 13(a) shall be refunded to the Participant in cash, without interest.

      (g) STOCKHOLDER APPROVAL. Any other provision of the Plan notwithstanding, no shares of Stock shall be purchased under the Plan unless and until the Company's stockholders have approved the adoption of the Plan.

      SECTION 8.  LIMITATIONS ON STOCK OWNERSHIP.

      (a) FIVE PERCENT LIMIT. Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if such Participant, immediately after his or her election to purchase such Stock, would own stock possessing more than 5% of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company. For purposes of this Subsection (a), the following rules shall apply:

            (i) Ownership of stock shall be determined after applying the attribution rules of Section 424(d) of the Code;

            (ii) Each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan; and

            (iii) Each Participant shall be deemed to have the right to purchase 30,000 shares of Stock under this Plan with respect to each Accumulation Period.

      (b) DOLLAR LIMIT. Any other provision of the Plan notwithstanding, no Participant shall purchase Stock with a Fair Market Value in excess of $25,000 per calendar year (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company).

For purposes of this Subsection (b), the Fair Market Value of Stock shall be determined in each case as of the beginning of the Offering Period in which such Stock is purchased. Employee stock purchase plans not described in Section 423 of the Code shall be disregarded. If a Participant is precluded by this Subsection (b) from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall resume at the beginning of the earliest Accumulation Period ending in the next calendar year (if he or she then is an Eligible Employee).

      SECTION 9.  RIGHTS NOT TRANSFERABLE.

      The rights of any Participant under the Plan, or any Participant's interest in any Stock or cash to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by beneficiary designation or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by beneficiary designation or the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 5(a).

      SECTION 10. NO RIGHTS AS AN EMPLOYEE.

      Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.

      SECTION 11. NO RIGHTS AS A STOCKHOLDER.

      A Participant shall have no rights as a stockholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased on the last day of the applicable Accumulation Period.

      SECTION 12. SECURITIES LAW REQUIREMENTS.

      Shares of Stock shall not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded.

      SECTION 13. STOCK OFFERED UNDER THE PLAN.

      (a) AUTHORIZED SHARES. The aggregate number of shares of Stock available for purchase under the Plan shall be 200,000 subject to adjustment pursuant to this Section 13.

      (b) ANTIDILUTION ADJUSTMENTS. The aggregate number of shares of Stock offered under the Plan, the 30,000-share limitation described in
Section 7(c) and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Committee for any increase or decrease in the number of outstanding shares of Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by the Company, the distribution of the shares of a Subsidiary to the Company's stockholders or a similar event.

      (c) REORGANIZATIONS. Any other provision of the Plan notwithstanding, immediately prior to the effective time of a Corporate Reorganization, the Offering Period and Accumulation Period then in progress shall terminate and shares shall be purchased pursuant to Section 7, unless the Plan is assumed by the surviving corporation or its parent corporation pursuant to the plan of merger or consolidation. The Plan shall in no event be construed to restrict in any way the Company's right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

      SECTION 14. AMENDMENT OR DISCONTINUANCE.

      The Board shall have the right to amend, suspend or terminate the Plan at any time and without notice. Except as provided in Section 13, any increase in the aggregate number of shares of Stock to be issued under the Plan shall be subject to approval by a vote of the stockholders of the Company. In addition, any other amendment of the Plan shall be subject to approval by a vote of the stockholders of the Company to the extent required by an applicable law or regulation.

      SECTION 15. DEFINITIONS.

            (a) "Accumulation Period" means a six-month period during which contributions may be made toward the purchase of Stock under the Plan, as determined pursuant to Section 3(b).

            (b) "Board" means the Board of Directors of the Company, as constituted from time to time.

            (c) "Code" means the Internal Revenue Code of 1986, as amended.

            (d) "Committee" means a committee of the Board, as described in Section 2.

            (e) "Company" means Ampersand Medical Corporation, a Delaware corporation.

            (f) "Compensation" means (i) the total compensation paid in cash to a Participant by a Participating Company, including salaries, wages, bonuses, incentive compensation, commissions, overtime pay and shift premiums, plus (ii) any pre-tax contributions made by the Participant under
Section 401 (k) or 125 of the Code. "Compensation" shall exclude all non-cash items, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, income attributable to the exercise of stock options, and similar items. The Committee shall determine whether a particular item is included in Compensation.

            (g)   "Corporate Reorganization" means:

                  (i) The consummation of a merger or consolidation of the Company with or into another entity, or any other corporate reorganization; or

                  (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets or the complete liquidation or dissolution of the Company.

            (h) "Eligible Employee" means any employee of a Participating Company who meets both of the following requirements:

                  (i) His or her customary employment is for more than five months per calendar year and for more than 20 hours per week; and

                  (ii) He or she has been an employee of a Participating Company for not less than six consecutive months.


      The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the Plan is prohibited by the law of any country which has jurisdiction over him or her or if he or she is subject to a collective bargaining agreement that does not provide for participation in the Plan.

                  (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (j) "Fair Market Value" means the market price of Stock, determined by the Committee as follows:

                  (i) If Stock was traded over the counter but not on The Nasdaq SmallCap Market or The Nasdaq National Market on the date in question, then the Fair Market Value shall be equal to the average of the closing bid and asked prices for a share of Stock on the Over the Counter Bulletin Board (as reported by the National Quotation Bureau, LLC or a comparable quotation service) over the ten trading days occurring immediately prior to such date;

                  (ii) If Stock was traded on The Nasdaq National Market on the date in question, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by The Nasdaq National Market;

                  (iii) If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; or

                  (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

      Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in theWall Street Journal or as reported directly to the Company by Nasdaq or a stock exchange. Such determination shall be conclusive and binding on all persons.

            (k) "Offering Period" means a 24-month period with respect to which the right to purchase Stock may be granted under the Plan, as determined pursuant to Section 3(a).

            (l) "Participant" means an Eligible Employee who elects to participate in the Plan, as provided in Section 3(c).

            (m) "Participating Company" means (i) the Company and (ii) each present or future Subsidiary designated by the Committee as a Participating Company.

            (n) "Plan" means this Ampersand Medical Corporation 1999 Employee Stock Purchase Plan, as it may be amended from time to time.

            (o) "Plan Account" means the account established for each Participant pursuant to Section 7(a).

            (p) "Purchase Price" means the price at which Participants may purchase Stock under the Plan, as determined pursuant to Section 7(b).

            (q)   "Stock" means the Common Stock of the Company.

            (r) Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            (s)   EXECUTION.

      To record the adoption of the Plan by the Board on ________ ____, 1999, the Company has caused its authorized officer to execute the same.


                              AMPERSAND MEDICAL CORPORATION

                              By:___________________________________

                              Title: _______________________________